                                                   RESIDENTIAL ACCREDIT LOANS, INC.,

                                                               Company,

                                                   RESIDENTIAL FUNDING COMPANY, LLC,

                                                           Master Servicer,

                                                                  and

                                                 DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                                Trustee

                                                          SERIES SUPPLEMENT,

                                                     Dated as of October 30, 2006,

                                                                  TO

                                                           STANDARD TERMS OF
                                                    POOLING AND SERVICING AGREEMENT
                                                     dated as of October 30, 2006

                                            Mortgage Asset-Backed Pass-Through Certificates

                                                            Series 2006-QO8

                                                           TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the Company.62

         Section 2.04.         Representations and Warranties of Sellers........................................65

         Section 2.05.         Execution and Authentication of Certificates/Issuance of Certificates Evidencing

         Section 3.02          Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of
                                Subservicers' and Sellers' Obligations..........................................67

         Section 3.03          Successor Subservicers...........................................................67

         Section 3.04          Liability of the Master Servicer.................................................67

         Section 3.05          No Contractual Relationship Between Subservicer and Trustee or Certificateholders67

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements; Certain

         Section 4.03.         Statements to Certificateholders; Statements to the Rating Agencies; Exchange
                                Act Reporting ..................................................................77

         Section 4.04.         Distribution of Reports to the Trustee and the Company; Advances by the Master

         Section 8.03          Trustee and Grantor Trust Trustee Not Liable for Certificates or Mortgage Loans..92

         Section 8.04          Trustee and Grantor Trust Trustee May Own Certificates...........................93

         Section 8.05          Master Servicer to Pay Trustee's and Grantor Trust Trustee's Fees and Expenses;

         Section 9.01          Optional Purchase by the Master Servicer of All Certificates; Termination Upon

                                                               EXHIBITS

         Exhibit One:      Mortgage Loan Schedule

         Exhibit Two:      Information to be Included in Monthly Distribution Date Statement

         Exhibit Three:    Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006

         This is a Series  Supplement,  dated as of October 30, 2006 (the "Series  Supplement"),  to the Standard  Terms of Pooling and
Servicing  Agreement,  dated as of October 30, 2006 and attached as Exhibit Three hereto (the "Standard Terms" and,  together with this
Series  Supplement,  the "Pooling and Servicing  Agreement" or "Agreement"),  among  RESIDENTIAL  ACCREDIT LOANS,  INC., as the company
(together with its permitted  successors and assigns,  the "Company"),  RESIDENTIAL FUNDING COMPANY,  LLC, as master servicer (together with its permitted  successors and assigns,  the "Master Servicer"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS,  as Trustee and Grantor
Trust Trustee (together with its permitted successors and assigns, the "Trustee").

                                                        PRELIMINARY STATEMENT:

         The Company intends to sell mortgage asset-backed pass-through certificates (collectively,  the "Certificates"),  to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

         The terms and  provisions  of the  Standard  Terms are hereby  incorporated  by  reference  herein as though set forth in full herein.  If any term or  provision  contained  herein  shall  conflict  with or be  inconsistent  with any  provision  contained in the
Standard Terms, the terms and provisions of this Series  Supplement shall govern.  All capitalized  terms not otherwise  defined herein shall have the meanings set forth in the Standard  Terms.  The Pooling and  Servicing  Agreement  shall be dated as of the date of this
Series Supplement.

                                                                REMIC I

         As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the
Mortgage Loans and certain other related  assets  subject to this Agreement (but excluding the Basis Risk Shortfall  Reserve Fund) as a real estate  mortgage  investment  conduit (a "REMIC") for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as "REMIC I." The Class R-I  Certificates  will represent the sole Class of "residual  interests" in REMIC I for purposes of the REMIC  Provisions  (as defined  herein) under federal income tax law. The Class R-I  Certificates  will not bear interest or have a
Certificate  Principal  Balance.  The following table  irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated
REMIC I Pass-Through Rate") and initial  Uncertificated  Principal Balance for each of the "regular interests" in REMIC I (the "REMIC I
Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying  Treasury  regulation Section
1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest  shall be the Maturity  Date.  None of the REMIC I Regular  Interests  will be certificated.

                                           Uncertificated
                                               REMIC I
                                    ----------------------------      Initial Uncertificated
           Designation                    Pass-Through Rate              Principal Balance
               LT1                           Variable(1)                  $850,682,654.15
               LT2                           Variable(1)                     $41,980.69
               LT3                              0.00%                        $43,100.40
               LT4                           Variable(1)                     $43,100.40
               LT5                           Variable(1)                  $449,601,029.66
               LT6                           Variable(1)                     $22,483.42
               LT7                              0.00%                        $22,483.42
               LT8                           Variable(1)                     $22,483.42
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                              REMIC II-A

         As provided  herein,  the REMIC  Administrator  will elect to treat the  segregated  pool of assets  consisting of the REMIC I
Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be designated as "REMIC II-A."
Component I of the Class R-II  Certificates  will  represent  the sole Class of "residual  interests" in REMIC II-A for purposes of the
REMIC  Provisions  under  federal  income  tax law.  Component  I of the  Class  R-II  Certificates  will not bear  interest  or have a
Certificate  Principal  Balance.  The following table  irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated
REMIC II-A Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the "regular  interests" in REMIC II-A (the
"REMIC II-A  Regular  Interests").  The "latest  possible  maturity  date"  (determined  solely for  purposes  of  satisfying  Treasury regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC II-A  Regular  Interest  shall be the Maturity  Date.  None of the REMIC II-A
Regular Interests will be certificated.

                                 Uncertificated
                                   REMIC II-A
                           -------------------------        Initial Uncertificated
      Designation              Pass-Through Rate              Principal Balance
           Y-1                     Variable(1)                    $425,405.42
           Y-2                     Variable(1)                    $224,833.47
           Z-1                     Variable(1)                  $850,385,430.21
           Z-2                     Variable(1)                  $449,443,646.46
         I-AX-LT                   Variable(1)                        N/A
        II-AX-LT                   Variable(1)                        N/A
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC II-A Pass-Through Rate.

                                                              REMIC II-B

         As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting of the REMIC II-A
Regular  Interests as a REMIC for federal income tax purposes,  and such  segregated pool of assets will be designated as "REMIC II-B."
Component II of the Class R-II  Certificates  will  represent the sole Class of "residual  interests" in REMIC II-B for purposes of the
REMIC  Provisions  under  federal  income  tax law.  Component  II of the Class  R-II  Certificates  will not bear  interest  or have a
Certificate  Principal  Balance.  The following table  irrevocably  sets forth the  designation,  remittance rate (the  "Uncertificated
REMIC II-B Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the "regular  interests" in REMIC II-B (the
"REMIC II-B  Regular  Interests").  The "latest  possible  maturity  date"  (determined  solely for  purposes  of  satisfying  Treasury regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC II-B  Regular  Interest  shall be the Maturity  Date.  None of the REMIC II-B
Regular Interests will be certificated.

                                 Uncertificated
                                   REMIC II-B
                           -------------------------        Initial Uncertificated
      Designation              Pass-Through Rate              Principal Balance
           LT1                     Variable(1)                 $1,299,630,684.71
           LT2                     Variable(1)                    $61,703.90
           LT3                     Variable(1)                    $68,344.03
           LT4                     Variable(1)                    $68,344.03
          LT-Y1                    Variable(1)                    $425,405.42
          LT-Y2                    Variable(1)                    $224,833.47
         I-AX-LT                   Variable(2)                        N/A
        II-AX-LT                   Variable(2)                        N/A
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC II-B Pass-Through Rate.

(2)      REMIC II-B Regular  Interest I-AX-LT will not have an  Uncertificated  REMIC II-B  Pass-Through  Rate, but will be entitled to
         100% of all amounts paid or deemed paid on REMIC II-A Regular  Interest  I-AX-LT.  REMIC II-B Regular  Interest  II-AX-LT will not have an Uncertificated  REMIC II-B  Pass-Through  Rate, but will be entitled to 100% of all amounts paid or deemed paid on
         REMIC II-A Regular Interest II-AX-LT.

                                                               REMIC III

         As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting of the REMIC II-B
Regular  Interests as a REMIC for federal  income tax  purposes,  and such  segregated  pool of assets will be designated as REMIC III.
The Class R-III  Certificates  will represent the sole Class of "residual  interests" in REMIC III for purposes of the REMIC Provisions under  federal  income tax law. The Class R-III  Certificates  will not bear  interest or have a  Certificate  Principal  Balance.  The following table irrevocably sets forth the designation,  Pass-Through Rate,  aggregate Initial Certificate  Principal Balance,  certain features,  Maturity Date, initial ratings and minimum  denominations for each Class of  Certificates that evidence "regular  interests"
in REMIC III and REMIC III Regular  Interests SB-IO and SB-PO (the  "REMIC III  Regular  Interests") and the Class P Certificates.  The
"latest possible  maturity date" (determined  solely for purposes of satisfying  Treasury  Regulation Section 1.860G-1(a)(4)(iii))  for
each  REMIC III  Regular  Interest  shall  be the  Maturity  Date.  REMIC  III  Regular  Interests  SB-IO,  SB-PO  and IO  will  not be certificated.

                           gAggregate Initial
                 Pass-Throu    Certificate                                  Maturity         S&P/         Minimum
  Designation      Rate     Principal Balance          Features               Date          Moody's    Denominations

Class I-A1AU     Adjustable   $279,809,000.00      Underlying/Super     October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                       Senior/ Adjustable
                                                         Rate
Class I-A1B      Adjustable    $51,570,000.00           Senior          October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                       Support/Adjustable
                                                         Rate
Class I-A2AU     Adjustable   $132,653,000.00      Underlying/Super     October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                       Senior/ Adjustable
                                                         Rate
Class I-A3A      Adjustable   $186,854,000.00           Super           October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                     Senior/Adjustable Rate
Class I-A3B      Adjustable    $32,974,000.00           Senior          October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                       Support/Adjustable
                                                         Rate
Class I-A4A      Adjustable    $34,840,000.00           Super           October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                     Senior/Adjustable Rate
Class I-A4B      Adjustable     $3,871,000.00           Senior          October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                       Support/Adjustable
                                                         Rate
Class I-A5AU     Adjustable    $51,666,000.00      Underlying/Super     October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)                     Senior/Adjustable Rate
Class II-A       Adjustable   $409,198,000.00   Senior/Adjustable Rate  October 25, 2046    AAA/Aaa      $25,000.00
                 Rate(1)(2)
Class I-AX       Variable            $0.00         Senior/Variable      October 25, 2046    AAA/Aaa    $2,000,000.00
                 Rate (3)                         Rate/Interest Only
Class II-AX      Variable            $0.00         Senior/Variable      October 25, 2046    AAA/Aaa    $2,000,000.00
                 Rate(4)                          Rate/Interest Only
Class M-1        Adjustable    $24,058,000.00    Mezzanine/Adjustable   October 25, 2046    AA+/Aaa      $25,000.00
                 Rate(1)(2)                              Rate
Class M-2        Adjustable    $23,408,000.00    Mezzanine/Adjustable   October 25, 2046    AA/Aa1       $25,000.00
                 Rate(1)(2)                              Rate
Class M-3        Adjustable     $9,753,000.00    Mezzanine/Adjustable   October 25, 2046    AA-/Aa1      $25,000.00
                 Rate(1)(2)                              Rate
Class M-4        Adjustable    $14,955,000.00    Mezzanine/Adjustable   October 25, 2046    A+/Aa3       $25,000.00
                 Rate(1)(2)                              Rate
Class M-5        Adjustable     $6,502,000.00    Mezzanine/Adjustable   October 25, 2046     A/A1       $250,000.00
                 Rate(1)(2)                              Rate
Class M-6        Adjustable     $6,502,000.00    Mezzanine/Adjustable   October 25, 2046     A-/A2      $250,000.00
                 Rate(1)(2)                              Rate
Class M-7        Adjustable     $7,152,000.00    Mezzanine/Adjustable   October 25, 2046    BBB+/A3     $250,000.00
                 Rate(1)(2)                              Rate
Class M-8        Adjustable     $5,852,000.00    Mezzanine/Adjustable   October 25, 2046   BBB-/Baa2    $250,000.00
                 Rate(1)(2)                              Rate
Class M-9        Adjustable     $6,502,000.00    Mezzanine/Adjustable   October 25, 2046    NA/Baa3     $250,000.00
                 Rate(1)(2)                              Rate
SB-IO               (5)                N/A       Subordinate/Interest   October 25, 2046      N/R           N/A
                                                         Only
SB-PO((6))          N/A        $12,360,315.63   Subordinate/Principal   October 25, 2046      N/R           N/A
                                                         Only
Class P((7))        N/A                N/A        Prepayment Charge     October 25, 2046      N/R           N/A

(1)      The REMIC III  Regular  Interests,  ownership of which is represented by the Class I-A,  Class II-A and Class M  Certificates,
will accrue  interest at a per annum rate equal LIBOR plus the related  Margin,  and each subject to a payment cap, as described in the definition of  "Pass-Through  Rate," and the provisions  for the payment of Basis Risk  Shortfalls  herein,  which payments will not be part of the entitlement of the REMIC III Regular Interests related to such Certificates.

(2)      The Class A  Certificates  and Class M  Certificates  will also entitle  their  holders to receive  certain  payments from the
Holder of the Class SB  Certificates  from amounts to which the Holder of the Class SB  Certificates  is entitled,  which will not be a part of their ownership of the related REMIC III Regular Interests.

(3)      The REMIC III Regular Interest,  ownership of which is represented by the Class I-AX  Certificates,  will accrue interest at a per annum rate equal to the excess,  if any, of (x) the Group I Net WAC Rate over (y) the  product of (1)  initially,  LIBOR plus 0.20%
per annum,  and on and after the first  Distribution  Date after the first possible  Optional  Termination  Date,  LIBOR plus 0.40% per annum, and (2) the actual number of days in the related Interest Accrual Period divided by 30.

(4)      The REMIC III Regular Interest,  ownership of which is represented by the Class II-AX Certificates,  will accrue interest at a per annum rate equal to the excess,  if any, of (x) the Group II Net WAC Rate over (y) the product of (1)  initially,  LIBOR plus 0.20%
per annum,  and on and after the first  Distribution  Date after the first possible  Optional  Termination  Date,  LIBOR plus 0.40% per annum, and (2) the actual number of days in the related Interest Accrual Period divided by 30.

(5)      REMIC III Regular  Interest SB-IO shall have no entitlement to principal,  and shall be entitled to  distributions of interest subject to the terms and conditions  hereof, in an aggregate amount equal to the aggregate  interest  distributable with respect to the
Class SB Certificates pursuant to the terms and conditions hereof.

(6)      REMIC III  Regular  Interest SB-PO shall have no entitlement to interest,  and shall be entitled to distributions of principal subject to the terms and conditions  hereof,  in aggregate  amount equal to the initial  Overcollateralization  Amount  pursuant to the terms and conditions hereof.

(7)      The Class P Certificates will not represent ownership of an interest in any REMIC.

                                                               REMIC IV

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of REMIC
III  Regular  Interests  SB-IO and SB-PO as a REMIC for  federal  income  tax  purposes,  and such  segregated  pool of assets  will be designated as "REMIC IV." The Class R-X  Certificates  will  represent the sole Class of "residual  interests" in REMIC IV for purposes of the REMIC  Provisions  under  federal  income tax law.  The Class R-X  Certificates  will not bear  interest  or have a  Certificate
Principal  Balance.  The following table irrevocably sets forth the designation,  Pass-Through Rate and initial  Certificate  Principal
Balance  for the single  "regular  interest"  in REMIC IV (the  "REMIC IV Regular  Interest").  The  "latest  possible  maturity  date"
(determined  solely for purposes of satisfying  Treasury  regulation  Section  1.860G-1(a)(4)(iii))  for the REMIC IV Regular  Interest
shall be the Maturity Date.

                                                            Initial Certificate              Latest Possible
       Designation             Pass-Through Rate             Principal Balance                Maturity Date
           SB                     Variable(1)                                                October 25, 2046
                                                               $12,360,315.63
____________
 (1)     The Class SB  Certificates will accrue interest as described in the definition of Accrued Certificate  Interest.  The Class SB
         Certificates will not accrue interest on their Certificate  Principal  Balance.  The REMIC IV Regular Interest will not have a
         Pass-Through  Rate, but will be entitled to 100% of all amounts paid or deemed paid on REMIC III Regular  Interests  SB-IO and
         SB-PO.

         The  Group I Loans  have an  aggregate  Cut-off  Date  Principal  Balance  equal to  $950,810,835.63.  The  Group I Loans  are payment-option  adjustable-rate  first lien mortgage loans with a negative amortization feature having terms to maturity at origination or  modification  of generally not more than 40 years.  The Group II Loans have an aggregate  Cut-off Date  Principal  Balance equal to
$449,668,480.00.  The Group II Loans are payment option adjustable rate first lien mortgage loans with a negative  amortization feature having terms to maturity at origination or modification of generally not more than 40 years.

         In  consideration  of the mutual  agreements  herein  contained,  the Company,  the Master  Servicer and the Trustee  agree as follows:

ARTICLE I

                                                              DEFINITIONS

Section 1.01......Definitions.

         Whenever used in this  Agreement,  the following  words and phrases,  unless the context  otherwise  requires,  shall have the meanings specified in this Article.

         Accrued Certificate  Interest:  With respect to each Distribution Date and (a) each Class of Class A  Certificates and Class M
Certificates,  interest  accrued during the related Interest Accrual Period on the Certificate  Principal  Balance thereof  immediately prior  to such  Distribution  Date at the  related  Pass-Through  Rate  for  that  Distribution  Date  and (b)  each  Class  of Class X
Certificates,  interest accrued during the related Interest  Accrual Period on the related  Notional Amount  immediately  prior to that
Distribution Date at the related Pass-Through Rate.

         The amount of  Accrued  Certificate  Interest  on each  Class of  Certificates  shall be  reduced by the amount of  Prepayment
Interest  Shortfalls on the related  Mortgage Loans during the prior calendar month to the extent not covered by Compensating  Interest pursuant to Section 3.16,  by Relief Act Shortfalls on the related  Mortgage Loans during the related Due Period,  and, with respect to each Class of Class A Certificates (other than the Grantor Trust  Certificates) and Class M Certificates,  by any Net Deferred Interest
on the related  Mortgage  Loans  allocable to such Class of  Certificates  for that  Distribution  Date.  The portion of any Prepayment
Interest  Shortfalls or Relief Act Shortfalls  allocated to the Class A  Certificates  will be based upon the related Senior Percentage of all such  reductions  with  respect to the related  Mortgage  Loans,  such  reductions  to be  allocated  among the related  Class A
Certificates,  pro rata, on the basis of Accrued  Certificate  Interest payable on such Distribution Date absent such reductions,  with the  remainder  of such  reductions  allocated  among the Holders of all  Classes of Class M  Certificates,  pro rata,  on the basis of
Accrued  Certificate  Interest payable on such  Distribution  Date absent such reductions.  Net Deferred  Interest will be allocated to each Class of Certificates as described in Section 4.02(i).

         Accrued  Certificate  Interest  with respect for any  Distribution  Date shall  further be reduced by the interest  portion of
Realized Losses allocated to any Class of Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest with respect to the Class A Certificates and Class M Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Interest  Accrual  Period.  Accrued  Certificate  Interest with respect to the Class X Certificates shall accrue on the basis of a 360-day year divided into twelve 30-day months.

         With respect to each Distribution Date and the Class SB  Certificates,  interest accrued during the preceding Interest Accrual
Period at the related  Pass-Through Rate on the Notional Amount as specified in the definition of Pass-Through Rate,  immediately prior to such  Distribution  Date,  reduced by any interest  shortfalls with respect to the Mortgage  Loans,  including  Prepayment  Interest
Shortfalls  to the  extent  not  covered  by  Compensating  Interest  pursuant  to  Section 3.16  or by Excess  Cash Flow  pursuant  to
Section 4.02(c)(iii)  and (iv). Accrued Certificate  Interest on the Class SB  Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjustment  Date:  With  respect  to each  Mortgage  Loan,  each  date set  forth  in the  related  Mortgage  Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Available  Distribution  Amount:  As to any  Distribution  Date, and as calculated  separately for each Loan Group,  an amount equal to (a) the sum of (i) the amount  relating to the Mortgage  Loans in the related Loan Group on deposit in the  Custodial  Account as of the close of business  on the  immediately  preceding  Determination  Date,  including  any  Subsequent  Recoveries,  and amounts deposited in the Custodial Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any
Advance made on the immediately  preceding  Certificate  Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of Section  3.12(a),  (iv) any amount deposited in the
Certificate  Account  pursuant to Section 4.07 or Section  9.01,  (v) any amount that the Master  Servicer is not permitted to withdraw from the Custodial  Account or the Certificate  Account pursuant to Section  3.16(e),  (vi) the proceeds of any Pledged Assets received by the Master Servicer,  reduced by (b) the sum as of the close of business on the immediately preceding  Determination Date of (v) any payments or  collections  consisting  of Prepayment  Charges on the Mortgage  Loans that were  received  during the related  Prepayment
Period; (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial  Account in respect of the Mortgage Loans pursuant to clauses  (ii)-(x),  inclusive,  of Section
3.10(a).

         Basis Risk Shortfall:

o        With respect to the Class I-A  Certificates and Class II-A  Certificates  and any Distribution  Date on which the Pass-Through
                  Rate is based on the Net WAC Cap Rate,  an amount equal to the excess of  (i) Accrued  Certificate  Interest for that
                  Class calculated  at a rate equal to LIBOR plus the related Margin, over (ii) Accrued  Certificate  Interest for that
                  Class calculated  using the  related  Net WAC Cap Rate;  plus any  unpaid  related  Basis Risk  Shortfall  from prior
                  Distribution Dates, plus interest thereon,  to the extent not previously paid from Excess Cash Flow,  calculated at a rate equal to LIBOR plus the related Margin.

o        With respect to any Class of Class M  Certificates and any  Distribution  Date on which the Pass-Through  Rate is based on the
                  Net WAC Cap Rate, an amount equal to the excess of (i) Accrued  Certificate  Interest for that  Class calculated at a rate equal to LIBOR plus the related Margin, over (ii) Accrued  Certificate Interest calculated using the Net WAC Cap
                  Rate for the Class M  Certificates;  plus any  unpaid Basis  Risk Shortfall for the Class M  Certificates  from prior
                  Distribution Dates, plus interest thereon,  to the extent not previously paid from Excess Cash Flow,  calculated at a rate equal to LIBOR plus the related Margin.

         Basis Risk Shortfall Reserve Fund:  The reserve fund created pursuant to Section 4.09.

         Basis Risk Shortfall Reserve Fund Amount:  $290,000.00.

         Book-Entry Certificate:  The Class A Certificates and Class M Certificates.

         Cap Deferred  Interest Amount:  As of any Distribution  Date and with respect to each Grantor Trust  Certificate,  the amount, if any, of Net Deferred Interest allocated to the related Underlying Certificate,  as applicable,  on prior Distribution Dates that was covered by previous  payments made by the Deferred  Interest Cap Agreement  Provider and remains  unreimbursed as of such  Distribution
Date.

         Capitalization  Reimbursement  Amount:  As to any  Distribution  Date and Loan  Group,  the amount of  Advances  or  Servicing
Advances that were added to the Stated  Principal  Balance of the Mortgage Loans in such Loan Group during the prior calendar month and reimbursed to the Master  Servicer or  Subservicer on or prior to such  Distribution  Date pursuant to Section  3.10(a)(vii),  plus the
Capitalization  Reimbursement  Shortfall Amount remaining  unreimbursed  from any prior  Distribution Date and reimbursed to the Master
Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount: As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing  Advances  that were added to the Stated  Principal  Balance of the  Mortgage  Loans in such Loan Group during the preceding  calendar  month  exceeds the amount of principal  payments on the Mortgage  Loans  included in the portion of the
Available Distribution Amount related to that Loan Group and Distribution Date.

         Certificate:  Any Class A, Class M, Class P, Class SB, Class X or Class R Certificate.

         Certificate  Account:  The  separate  account or accounts  created and  maintained  pursuant to Section  4.01 of the  Standard
Terms,  which shall be entitled "DEUTSCHE BANK TRUST COMPANY AMERICAS,  as trustee,  in trust for the registered holders of Residential
Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QO8" and which must be an Eligible Account.

         Certificate  Principal  Balance:  With  respect  to  any  Class  A  Certificate  or  Class  M  Certificate,  on  any  date  of determination,  an amount equal to (i) the Initial  Certificate  Principal Balance of such Certificate as specified on the face thereof plus (ii) an amount equal to the aggregate Net Deferred  Interest added to the  Certificate  Principal  Balance thereof (other than the
Grantor Trust  Certificates)  prior to such date of determination,  minus (iii) the sum of (x) the aggregate of all amounts  previously distributed with respect to such Certificate (or any predecessor  Certificate) and applied to reduce the Certificate  Principal Balance thereof pursuant to Section 4.02(c) and (y), the aggregate of all reductions in Certificate  Principal  Balance deemed to have occurred in connection with Realized Losses which were previously  allocated to such  Certificate (or any predecessor  Certificate)  pursuant to
Section  4.05;  provided,  that with  respect to any  Distribution  Date,  the  Certificate  Principal  Balances  of (i) the  Class I-A
Certificates and  Class M Certificates  will be increased,  in each case to the extent of Realized Losses previously  allocated thereto and remaining  unreimbursed,  by the Subsequent Recovery  Allocation Amount for Loan Group I in the following order of priority:  first to the Class I-A  Certificates,  pro rata, and then to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
Class M-8 and Class  M-9 Certificates,  in that order and (ii) the Class II-A  Certificates and Class M Certificates will be increased, in each case to the extent of Realized Losses  previously  allocated  thereto and remaining  unreimbursed,  by the Subsequent  Recovery
Allocation  Amount  for Loan Group II in the  following  order of  priority:  to the Class  II-A,  Class  M-1,  Class  M-2,  Class M-3,
Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8  and Class M-9  Certificates,  in that  order.  With  respect to any Class SB
Certificate, on any date of determination,  an amount equal to the Percentage Interest evidenced by such Certificate,  multiplied by an amount equal to (i) the excess,  if any, of (A) the then  aggregate  Stated  Principal  Balance of the Mortgage Loans over (B) the then aggregate  Certificate  Principal  Balance  of the  Class A  Certificates  (other  than the  Grantor  Trust  Certificates)  and Class M
Certificates then  outstanding,  which represents the sum of (i) the Initial Principal Balance of the REMIC III Regular Interest SB-PO,
as reduced by Realized Losses  allocated  thereto and payments  deemed made thereon,  and (ii) accrued and unpaid interest on the REMIC
III Regular  Interest SB-IO,  as reduced by Realized Losses  allocated  thereto.  The Class R Certificates  will not have a Certificate
Principal Balance.

         Class A Certificates:  Collectively, the Class I-A Certificates and Class II-A Certificates.

         Class A Interest  Distribution  Priority:  With respect to each Class of Class A  Certificates and any Distribution  Date, the
amount available for payment of Accrued  Certificate  Interest thereon for that  Distribution  Date plus Accrued  Certificate  Interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

o        first,  concurrently,  (i) to the Class I-A Certificates,  pro rata, from the Class I-A Interest Remittance Amount and (ii) to the Class II-A Certificates from the Class II-A Interest Remittance Amount;

o        second,  concurrently,  (i) to the Class I-A Certificates,  pro rata, from the remaining Class II-A Interest Remittance Amount and (ii) to the Class II-A  Certificates,  from the remaining  Class I-A Interest  Remittance Amount, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first above;

o        third,  concurrently,  (i) from the Principal  Remittance  Amount related to Loan Group I to the Class I-A  Certificates,  pro rata, and (ii) from the Principal  Remittance Amount related to Loan Group II to the Class II-A  Certificates,  after taking into account any  distributions  in respect of interest on the Class A  Certificates  made in first and second above; and

o        fourth,  concurrently,  (i)  from the  remaining  Principal  Remittance  Amount  related  to Loan  Group  II to the  Class I-A
                  Certificates,  pro rata,  and (ii) from the  remaining  Principal  Remittance  Amount  related to Loan Group I to the
                  Class II-A Certificates,  as needed after taking into account any distributions in respect of interest on the Class A
                  Certificates made in first, second and third above.

         Class A Principal  Allocable  Amount:  With respect to any  Distribution  Date,  the sum of (i) the product of (a) a fraction, the numerator of which is the Class A Principal  Distribution Amount and the denominator of which is the Principal  Distribution Amount and (b) an amount  equal to (A) the sum of the  amounts  described  in  clauses  (i),  (ii) and (iii) of the  definition  of  Principal
Distribution  Amount minus (B) the sum of the amounts  described in clause of the definition of Principal  Distribution
Amount  and (ii)  the  product  of (a) a  fraction,  the  numerator  of which is the  Class A  Principal  Distribution  Amount  and the
denominator of which is the Principal  Distribution  Amount and (b) an amount equal to (A) the sum of the amounts  described in clauses
(iv) and (v) of the  definition  of  Principal  Distribution  Amount minus (B) the excess of the amount  described in clause  (i)(b)(B)
above over the amount described in clause (i)(b)(A) above, if any.

         Class A Principal  Distribution  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     (i) the Principal Distribution Amount for that Distribution Date; and

     (ii)the excess, if any, of (A) the aggregate  Certificate  Principal  Balance of the Class A Certificates  (other than the Grantor
     Trust  Certificates)  immediately  prior to that  Distribution  Date over (B) the lesser of (x) the product of (1) the  applicable
     Subordination  Percentage  and (2)  the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the
     Mortgage  Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class I-A Certificates:  Collectively,  the Class I-A1A, Class I-A1AU,  Class I-A1B,  Class I-A2A, Class I-A2AU,  Class I-A3A,
Class I-A3B, Class I-A4A, Class I-A4B, Class I-A5A and Class I-A5AU Certificates.

         Class I-A  Interest  Remittance  Amount:  With respect to any  Distribution  Date,  the portion of the Available  Distribution
Amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.

         Class  I-A1A  Certificate:  The Class  I-A1A  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R Certificates with respect to distributions and the Class I-A1B Certificates,  Class M  Certificates,  Class SB Certificates and
Class R Certificates with respect to the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05.

         Class I-A1A  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.090% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.180% per annum.

         Class  I-A1AU  Certificate:  The Class  I-A1AU  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R Certificates with respect to distributions and the Class I-A1B Certificates,  Class M  Certificates,  Class SB Certificates and
Class R  Certificates  with respect to the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class I-A1AU  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible
Optional  Termination  Date,  0.090% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.180% per annum.

         Class  I-A1AU/Class  I-A2AU/Class  I-A5AU Principal  Distribution  Amount:  With respect to any  Distribution  Date, the Class
I-A1AU/Class  I-A2AU/ Class I-A5AU Pro Rata Percentage  multiplied by the Group I Principal  Distribution  Amount for that Distribution
Date.

         Class  I-A1AU/Class  I-A2AU/Class  I-A5AU  Pro  Rata  Percentage:  For any  Distribution  Date,  a  fraction,  expressed  as a percentage,  the numerator of such is the aggregate  Certificate  Principal Balance of the Class I-A1AU,  Class I-A2AU and Class I-A5AU
Certificates  prior to the  distribution  of  principal  on that  Distribution  Date  and the  denominator  of  which is the  aggregate
Certificate  Principal Balance of the Class I-A1AU,  Class I-A2AU,  Class I-A5AU and Class I-A1B Certificates prior to the distribution of principal on that Distribution Date.

         Class  I-A1B  Certificate:  The Class  I-A1B  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R  Certificates  with respect to distributions  and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive Basis Risk Shortfalls.

         Class I-A1B  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.140% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.280% per annum.

         Class I-A1B  Principal  Distribution  Amount:  With  respect to any  Distribution  Date,  the Class I-A1B Pro Rata  Percentage
multiplied by the Group I Principal Distribution Amount for that Distribution Date.

         Class I-A1B Pro Rata Percentage:  For any Distribution Date, a fraction,  expressed as a percentage,  the numerator of such is the  aggregate  Certificate  Principal  Balance  of the  Class  I-A1B  Certificates  prior to the  distribution  of  principal  on that
Distribution Date and the denominator of which is the aggregate  Certificate Principal Balance of the Class I-A1AU, Class I-A2AU, Class
I-A5AU and Class I-A1B Certificates prior to the distribution of principal on that Distribution Date.

         Class  I-A2A  Certificate:  The Class  I-A2A  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R Certificates with respect to distributions and the Class I-A1B Certificates,  Class M  Certificates,  Class SB Certificates and
Class R Certificates with respect to the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05.

         Class I-A2A  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.150% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.300% per annum.

         Class  I-A2AU  Certificate:  The Class  I-A2AU  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R Certificates with respect to distributions and the Class I-A1B Certificates,  Class M  Certificates,  Class SB Certificates and
Class R  Certificates  with respect to the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class I-A2AU  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible
Optional  Termination  Date,  0.150% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.300% per annum.

         Class  I-A3A  Certificate:  The Class  I-A3A  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the Class I-A3B  Certificates,  Class M  Certificates,
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of Realized  Losses in respect of
Group I  Loans as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III  for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class I-A3A  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.200% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.400% per annum.

         Class  I-A3B  Certificate:  The Class  I-A3B  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R  Certificates  with respect to distributions  and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive Basis Risk Shortfalls.

         Class I-A3B  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.280% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.560% per annum.

         Class  I-A4A  Certificate:  The Class  I-A4A  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form  annexed  hereto as  Exhibit A,  senior to the Class I-A4B  Certificates,  Class M  Certificates,
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the allocation of Realized  Losses in respect of
Group I  Loans as set forth in  Section 4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest" in REMIC III  for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class I-A4A  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.280% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.560% per annum.

         Class  I-A4B  Certificate:  The Class  I-A4B  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R  Certificates  with respect to distributions  and the allocation of Realized Losses in respect of Group I Loans as set forth in
Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive Basis Risk Shortfalls.

         Class I-A4B  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.380% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.760% per annum.

         Class  I-A5A  Certificate:  The Class  I-A5A  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R Certificates with respect to distributions and the Class I-A1B Certificates,  Class M  Certificates,  Class SB Certificates and
Class R Certificates with respect to the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05.

         Class I-A5A  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.170% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.340% per annum.

         Class  I-A5AU  Certificate:  The Class  I-A5AU  Certificates,  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R Certificates with respect to distributions and the Class I-A1B Certificates,  Class M  Certificates,  Class SB Certificates and
Class R  Certificates  with respect to the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class I-A5AU  Margin:  With respect to any  Distribution  Date prior to the first  Distribution  Date after the first possible
Optional  Termination  Date,  0.170% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.340% per annum.

         Class I-AX Certificate:  The Class I-AX Certificates,  executed by the Trustee and authenticated by the Certificate  Registrar substantially  in the form  annexed  hereto as  Exhibit A,  senior to the  Class M  Certificates,  Class SB  Certificates  and  Class R
Certificates  with  respect to  distributions  and the  allocation  of  Realized  Losses in  respect  of Group I  Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

         Class II-A Certificate:  The Class II-A Certificates,  executed by the Trustee and authenticated by the Certificate  Registrar substantially  in the form  annexed  hereto as  Exhibit A,  senior to the  Class M  Certificates,  Class SB  Certificates  and  Class R
Certificates  with  respect to  distributions  and the  allocation  of  Realized  Losses in respect of  Group II  Loans as set forth in
Section 4.05,  and evidencing (i) an interest  designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive Basis Risk Shortfalls.

         Class II-A  Margin:  With  respect to any  Distribution  Date prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.200% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.400% per annum.

         Class  II-AX  Certificate:  The Class  II-AX  Certificates,  executed by the  Trustee  and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed  hereto as  Exhibit A,  senior to the Class M  Certificates,  Class SB  Certificates  and
Class R  Certificates  with respect to distributions and the allocation of Realized Losses in respect of Group II Loans as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC III for purposes of the REMIC Provisions.

         Class II-A  Interest  Remittance  Amount:  With respect to any  Distribution  Date, the portion of the Available  Distribution
Amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.

         Class M-1  Certificate:  Any one of the Class M-1  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard  Terms as Exhibit B, senior to the Class M-2, Class M-3, Class M-4, Class
M-5, Class M-6, Class M-7, Class M-8,  Class M-9, Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class M-1  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.390% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.585% per annum.

         Class M-1  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that  Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate  Principal Balance of the Class A  Certificates,
other than the Grantor Trust  Certificates  (after  taking into account the payment of the Class A  Principal  Distribution  Amount for that  Distribution  Date)  and  (2) the  Certificate  Principal  Balance  of the  Class M-1  Certificates  immediately  prior  to  that
Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the aggregate Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

         Class M-2  Certificate:  Any one of the Class M-2  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard  Terms as Exhibit B, senior to the Class M-3, Class M-4, Class M-5, Class
M-6, Class M-7, Class M-8, Class M-9, Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized
Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class M-2  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.410% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.615% per annum.

         Class M-2  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount and Class M-1 Principal  Distribution Amount or
(ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the  aggregate  Certificate  Principal Balance of the Class A  Certificates
(other  than the  Grantor  Trust  Certificates)  and  Class M-1  Certificates  (after  taking  into  account the payment of the Class A
Principal  Distribution  Amount and the Class M-1  Principal  Distribution  Amount for that Distribution Date) and (2) the  Certificate
Principal Balance of the Class M-2  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of
(1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the
Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8,
Class M-9, Class SB Certificates and Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a "regular  interest"  in REMIC III for purposes of the REMIC
Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class M-3  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.430% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.645% per annum.

         Class M-3  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal  Distribution  Amount,  Class M-1 Principal  Distribution Amount and
Class M-2  Principal  Distribution  Amount  or (ii) on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for that
Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution Amount, Class M-1 Principal Distribution Amount and Class M-2 Principal Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A (other than the
Grantor  Trust  Certificates),  Class M-1 and Class M-2  Certificates  (after taking into account the payment of the Class A  Principal
Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount  and  the  Class M-2  Principal  Distribution  Amount  for  that
Distribution  Date) and (2) the  Certificate  Principal  Balance of the Class M-3  Certificates  immediately prior to that Distribution
Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
Date, over the Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-5, Class M-6, Class M-7, Class M-8, Class M-9,
Class SB  Certificates  and Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in
Section 4.05, and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and
(ii) the right to receive Basis Risk Shortfalls.

         Class M-4  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.530% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.795% per annum.

         Class M-4  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal  Distribution Amount and Class M-3 Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2  Principal  Distribution  Amount and Class M-3  Principal
Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A (other than the
Grantor Trust  Certificates),  Class M-1,  Class M-2 and Class M-3  Certificates  (after taking into account the payment of the Class A
Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount, the Class M-2  Principal  Distribution  Amount and the
Class M-3  Principal  Distribution  Amount for that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the  Class M-4
Certificates  immediately prior to that Distribution  Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination
Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed  hereto as Exhibit B, senior to the Class M-6,  Class M-7, Class M-8, Class M-9, Class SB
Certificates  and Class R Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section
4.05,  and  evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions and (ii)
the right to receive Basis Risk Shortfalls.

         Class M-5  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.580% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.870% per annum.

         Class M-5  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal  Distribution Amount,  Class M-3 Principal  Distribution Amount and Class M-4 Principal Distribution Amount or (ii)
on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount, the Class M-2  Principal  Distribution  Amount,  Class M-3 Principal
Distribution Amount and Class M-4 Principal Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A (other than the
Grantor Trust Certificates),  Class M-1,  Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the
Class A Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount, the
Class M-3  Principal  Distribution  Amount and the Class M-4  Principal  Distribution  Amount for that  Distribution  Date) and (2) the
Certificate  Principal  Balance of the  Class M-5  Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of
(x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate Stated Principal Balance of the Mortgage Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated
Principal  Balance  of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that  Distribution  Date,  over the
Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-7, Class M-8, Class M-9, Class SB Certificates
and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,  and evidencing (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions and (ii) the right to receive Basis Risk Shortfalls.

         Class M-6  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  0.630% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 0.945% per annum.

         Class M-6  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2  Principal  Distribution  Amount,  Class M-3  Principal  Distribution  Amount,  Class M-4  Principal  Distribution Amount and
Class M-5  Principal  Distribution  Amount  or (ii) on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for that
Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount, the Class M-2  Principal  Distribution  Amount,  Class M-3 Principal
Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A (other than the
Grantor Trust  Certificates),  Class M-1,  Class M-2,  Class M-3,  Class M-4 and Class M-5  Certificates (after taking into account the payment  of the  Class A  Principal  Distribution  Amount,  the  Class M-1  Principal  Distribution  Amount,  the  Class M-2  Principal
Distribution  Amount, the Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution  Amount and the Class M-5
Principal  Distribution  Amount for that Distribution  Date) and (2) the  Certificate  Principal Balance of the Class M-6  Certificates
immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and
(2) the  aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution
Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class M-8, Class M-9, Class SB Certificates  and Class
R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and evidencing (i)
an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions and (ii) the right to receive Basis
Risk Shortfalls.

         Class M-7  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  1.050% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 1.575% per annum..

         Class M-7  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal Distribution Amount,  Class M-3 Principal Distribution Amount,  Class M-4 Principal Distribution Amount,  Class M-5
Principal  Distribution Amount and Class M-6 Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
Distribution  Amount,  Class M-4  Principal  Distribution  Amount,  Class M-5  Principal  Distribution  Amount and Class M-6  Principal
Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A (other than the
Grantor Trust  Certificates),  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M 5 and Class M-6  Certificates (after taking into account the payment of the Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2  Principal
Distribution  Amount,   Class M-3  Principal  Distribution  Amount,   Class M-4  Principal  Distribution  Amount,  Class M-5  Principal
Distribution Amount and Class M-6 Principal  Distribution Amount for that Distribution Date) and (2) the Certificate  Principal Balance
of the  Class M-7  Certificates  immediately  prior  to that  Distribution  Date  over (B) the  lesser  of (x) the  product  of (1) the applicable  Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the
Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-8  Certificate:  Any one of the Class M-8  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form  annexed  hereto as  Exhibit  B,  senior  to the Class  M-9,  Class SB  Certificates  and Class R
Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing (i) an interest  designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions  and (ii) the right to receive  Basis
Risk Shortfalls.

         Class M-8  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  1.650% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 2.475% per annum.

         Class M-8  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal Distribution Amount,  Class M-3 Principal Distribution Amount,  Class M-4 Principal Distribution Amount,  Class M-5
Principal  Distribution  Amount,  Class M-6 Principal  Distribution  Amount and Class M-7  Principal  Distribution Amount or (ii) on or
after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
Distribution  Amount,   Class M-4  Principal  Distribution  Amount,   Class M-5  Principal  Distribution  Amount,  Class M-6  Principal
Distribution Amount and Class M-7 Principal Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A (other than the
Grantor Trust  Certificates),  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M 5, Class M-6 and Class M-7  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2
Principal Distribution Amount,  Class M-3 Principal Distribution Amount,  Class M-4 Principal Distribution Amount,  Class M-5 Principal
Distribution Amount,  Class M-6 Principal  Distribution Amount and Class M-7 Principal  Distribution Amount for that Distribution Date)
and (2) the  Certificate  Principal  Balance of the Class M-8  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage  and (2) the  aggregate  Stated  Principal  Balance of the
Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate
Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions  to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class M-9  Certificate:  Any one of the Class M-9  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed hereto as Exhibit B, senior to the Class SB  Certificates  and Class R Certificates  with respect to  distributions  and the  allocation  of  Realized  Losses as set forth in  Section  4.05,  and  evidencing  (i) an  interest designated  as a  "regular  interest"  in REMIC III for  purposes  of the REMIC  Provisions  and (ii) the right to  receive  Basis Risk
Shortfalls.

         Class M-9  Margin:  With  respect to any  Distribution  Date  prior to the first  Distribution  Date after the first  possible
Optional  Termination  Date,  1.650% per annum, and on any Distribution  Date on or after the first  Distribution  Date after the first possible Optional Termination Date, 2.475% per annum.

         Class M-9  Principal  Distribution  Amount:  With respect to any  Distribution  Date (i) prior to the  Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution  Date, the remaining  Principal  Distribution  Amount for that Distribution Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal Distribution Amount,  Class M-3 Principal Distribution Amount,  Class M-4 Principal Distribution Amount,  Class M-5
Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount,  Class M-7  Principal  Distribution  Amount and Class M-8
Principal  Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of:

         (i)......the remaining  Principal  Distribution  Amount for that Distribution Date after distribution of the Class A Principal
Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal  Distribution  Amount,  Class M-3  Principal
Distribution  Amount,   Class M-4  Principal  Distribution  Amount,   Class M-5  Principal  Distribution  Amount,  Class M-6  Principal
Distribution Amount, Class M-7 Principal Distribution Amount and Class M-8 Principal Distribution Amount; and

         (ii).....the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A (other than the
Grantor Trust Certificates),  Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M 5, Class M-6, Class M-7 and Class M-8 Certificates
(after  taking into  account the payment of the  Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,
Class M-2 Principal Distribution Amount,  Class M-3 Principal Distribution Amount,  Class M-4 Principal Distribution Amount,  Class M-5
Principal  Distribution  Amount,  Class M-6  Principal  Distribution  Amount,  Class M-7  Principal  Distribution  Amount and Class M-8
Principal  Distribution  Amount for that Distribution  Date) and (2) the  Certificate  Principal Balance of the Class M-9  Certificates
immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable  Subordination  Percentage and
(2) the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution
Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M  Certificates:  Collectively,  the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class
M-8 and Class M-9 Certificates.

         Class P  Certificate:  Any one of the Class P  Certificates  executed  by the  Trustee and  authenticated  by the  Certificate
Registrar substantially in the form annexed to the Standard Terms as Exhibit C-I.

         Class R Certificate:  Any one of the Class R-I, Class R-II, Class R-III or Class R-X Certificates.

         Class R-I  Certificate:  Any one of the Class R-I  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and  evidencing an interest  designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate:  Any one of the Class R-II  Certificates  executed by the Trustee and authenticated by the Certificate
Registrar  substantially  in the form annexed to the  Standard  Terms as Exhibit D and  evidencing  interests  designated  as "residual interests"  in REMIC  II-A and REMIC  II-B for  purposes  of the  REMIC  Provisions.  Component I  of the Class  R-II  Certificates  is
designated as the sole class of "residual  interest" in REMIC II-A and  Component II  of the Class R-II  Certificates  is designated as the sole class of "residual interest" in REMIC II-B.

         Class  R-III  Certificate:  Any  one of the  Class  R-III  Certificates  executed  by the  Trustee  and  authenticated  by the
Certificate  Registrar  substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a
"residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class R-X  Certificate:  Any one of the Class R-X  Certificates  executed by the Trustee and  authenticated by the Certificate
Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and  evidencing an interest  designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

         Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the  Certificate
Registrar  substantially  in the form annexed hereto as Exhibit C-II,  subordinate to the Class A Certificates and Class M Certificates
with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05, and evidencing  ownership of REMIC
III Regular  Interests SB-IO and SB-PO designated as "regular  interests" in REMIC III for purposes of the REMIC  Provisions,  together with certain obligations with respect to payments of Basis Risk Shortfall amounts.

         Class X Certificates:  Collectively, the Class I-AX Certificates and Class II-AX Certificates.

         Closing Date:  October 30, 2006.

         Corporate  Trust Office:  The principal  office of the Trustee at which at any  particular  time its corporate  trust business with respect to this Agreement shall be  administered,  which office at the date of the execution of this instrument is located at 1761
East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Company, LLC, RALI 2006-QO8.

         Cut-off Date Principal Balance:  $1,300,479,315.63

         Cut-off Date:  October 1, 2006.

         Deferred  Interest:  The amount of interest  which is deferred and added to the  principal  balance of a Mortgage  Loan due to negative amortization.

         Deferred  Interest Cap  Agreement:  Each of the  deferred  interest  cap  agreements  dated as of October 30, 2006 between the
Grantor Trust Trustee,  on behalf of the related Grantor Trust, and the Deferred Interest Cap Agreement  Provider,  or any replacement, substitute, collateral or other arrangement in lieu thereof.

         Deferred  Interest Cap Agreement  Provider:  Lehman  Brothers  Special  Financing  Inc. and its  successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

         Discount Net Mortgage Rate:  Not applicable.

         Due Period:  With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

         Excess Bankruptcy Loss:  Not applicable.

         Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the  Available
Distribution  Amount for both Loan Groups for that  Distribution  Date over (ii) the sum of (a) the  Interest  Distribution  Amount for
that  Distribution  Date and  (b) the  Principal  Remittance  Amount  for that  Distribution  Date to the  extent  not  applied to make distributions of the Interest  Distribution  Amount on such  Distribution Date and (B) the  Overcollateralization  Reduction Amount, if
any, for that Distribution Date.

         Excess Fraud Loss:  Not applicable.

         Excess   Overcollateralization   Amount:   With  respect  to  any  Distribution   Date,  the  excess,   if  any,  of  (a)  the
Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

         Excess Special Hazard Loss:  Not applicable.

         Excess Subordinate Principal Amount:  Not applicable.

         Expense Fee Rate:  With respect to any Mortgage  Loan as of any date of  determination,  the sum of the Servicing Fee Rate and the rate per annum at which the Subservicing Fee accrues.

         Final  Maturity  Date:  October 25, 2046,  the  Distribution  Date in the month of the latest  scheduled  maturity date of any
Mortgage Loan.

         Grantor  Trust:  Each of RALI Grantor  Trust  I-A1A,  Series  2006-QO8,  RALI Grantor  Trust I-A2A,  Series  2006-QO8 and RALI
Grantor Trust I-A5A, Series 2006-QO8.  With respect to Exchange Act reporting  requirements,  the Trust Fund shall be deemed to include each Grantor Trust.

         Grantor Trust Available Funds:  With respect to any  Distribution  Date and any Class of Grantor Trust  Certificates,  the sum
of (i) any  payments  received  from the  Class  I-A1AU  Certificates  (in the case of the  Class  I-A1A  Certificates),  Class  I-A2AU
Certificates  (in  the  case  of the  Class  I-A2A  Certificates)  or  Class  I-A5AU  Certificates  (in the  case  of the  Class  I-A5A
Certificates),  (ii) any payments  received by the Grantor Trust Trustee under the related  Deferred  Interest Cap Agreement,  (iii) in the case of the Class I-A2A  Certificates,  any payments received by the Grantor Trust Trustee under the Yield  Maintenance  Agreement, and (iv) all other assets  constituting  the corpus of the related  Grantor  Trust,  following the payments of amounts to reimburse the
Grantor Trust Trustee for any reimbursable expenses allocable to the related Grantor Trust.

         Grantor Trust Certificates:  The Class I-A1A, Class I-A2A and Class I-A5A Certificates.

         Grantor  Trust  Certificate  Account:  Any of the separate  Eligible  Accounts  created and  maintained  by the Grantor  Trust
Trustee  pursuant to Section 4.10 in the name of the Grantor  Trust Trustee for the benefit of the related  Grantor Trust  Certificates and designated as "RALI Grantor Trust I-A1A Certificate  Account,  Deutsche Bank Trust Company Americas,  as Grantor Trust Trustee,  in
trust for the  benefit of the Class I-A1A  Certificates,  RALI  Grantor  Trust  I-A1A,  Series  2006-QO8",  "RALI  Grantor  Trust I-A2A
Certificate  Account,  Deutsche Bank Trust Company  Americas,  as Grantor  Trust  Trustee,  in trust for the benefit of the Class I-A2A
Certificates,  RALI Grantor  Trust I-A2A,  Series  2006-QO8" and "RALI Grantor  Trust I-A5A  Certificate  Account,  Deutsche Bank Trust
Company  Americas,  as Grantor  Trust  Trustee,  in trust for the benefit of the Class I-A5A  Certificates,  RALI Grantor  Trust I-A5A,
Series  2006-QO8." Funds in the Grantor Trust  Certificate  Accounts shall be held in trust for the applicable  Certificateholders  for the uses and purposes set forth in this Agreement.

         Grantor Trust Trustee:  Deutsche Bank Trust Company Americas, together with its permitted successors and assigns.

         Gross Margin:  With respect to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated
on the Mortgage Loan Schedule  attached hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each Adjustment
Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and
the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Group I Certificates:  The Class I-A1AU,  Class I-A1B,  Class I-A2AU,  Class I-A3A,  Class I-A3B, Class I-A4A, Class I-A4B and
Class I-A5AU Certificates.

         Group I Cut-off Date Principal Balance:  $850,810,835.63.

         Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

         Group I Net WAC Rate or Group II Net WAC Rate:  With respect to any  Distribution  Date and Loan Group,  the weighted  average of the Net Mortgage  Rates of the Mortgage Loans in the related Loan Group as of the end of the calendar  month  immediately  preceding the month in which such Distribution Date occurs, adjusted to an actual/360 day rate.

         Group I Principal  Distribution  Amount:  On any Distribution  Date, an amount equal to the sum of (i) the amount described in clause (i) of the definition of Class A Principal  Allocable Amount  multiplied by a fraction,  the numerator of which is the Principal
Remittance  Amount for Loan Group I and the denominator of which is the Principal  Remittance  Amount for both Loan Groups and (ii) the amount  described in clause (ii) of the definition of Class A Principal  Allocable  Amount  multiplied by a fraction,  the numerator of which is the aggregate  Certificate  Principal  Balance of the Class I-A Certificates  (other than the Grantor Trust  Certificates) and the  denominator of which is the aggregate  Certificate  Principal  Balance of the Class A  Certificates  (other than the Grantor Trust
Certificates).

         Group I Subordinate  Amount: On any date of  determination,  the excess of the aggregate Stated Principal Balance of the Group
I Loans as of such date over the aggregate Certificate Principal Balance of the Group I Certificates then outstanding.

         Group II Certificates:  The Class II-A Certificates.

         Group II Cut-off Date Principal Balance:  $449,668,480.00.

         Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

         Group II Principal  Distribution  Amount: On any Distribution  Date, an amount equal to the sum of (i) the amount described in clause (i) of the definition of Class A Principal  Allocable Amount  multiplied by a fraction,  the numerator of which is the Principal
Remittance  Amount for Loan Group II and the denominator of which is the Principal  Remittance Amount for both Loan Groups and (ii) the amount  described in clause (ii) of the definition of Class A Principal  Allocable  Amount  multiplied by a fraction,  the numerator of which is the aggregate  Certificate  Principal  Balance of the Class II-A  Certificates  and the  denominator of which is the aggregate
Certificate Principal Balance of the Class A Certificates (other than the Grantor Trust Certificates).

         Group II  Subordinate  Amount:  On any date of  determination,  the excess of the aggregate  Stated  Principal  Balance of the
Group II Loans as of such date over the aggregate Certificate Principal Balance of the Group II Certificates then outstanding.

         Index:  With respect to any Mortgage Loan and as to any Adjustment  Date therefor,  the related index as stated in the related
Mortgage Note.

         Initial Subordinate Class Percentage:  Not applicable.

         Insolvency  Proceeding:  The  commencement,  after the date this  Agreement,  of any bankruptcy,  insolvency,  readjustment of debt,  reorganization,  marshalling of assets and liabilities or similar proceedings by or against any Person, the commencement,  after the date hereof,  of any proceedings by or against any Person for the winding up or liquidation of its affairs,  or the consent,  after the date hereof, to the appointment of a trustee, conservator,  receiver or liquidator in any bankruptcy,  insolvency,  readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

         Interest Accrual Period:  With respect to any Distribution  Date, the period beginning on the prior  Distribution Date (or, in the case of the first Distribution Date, October 25, 2006) and ending on the day immediately preceding the Distribution Date.

         Interest  Distribution  Amount:  For any  Distribution  Date,  the  aggregate  of the  amounts  payable  pursuant  to  Section
4.02(c)(i).

         Interest Only Certificates:  The Class X Certificates.

         LIBOR:  With respect to any  Distribution  Date,  the  arithmetic  mean of the London  interbank  offered rate  quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

         LIBOR  Business  Day:  Any day other  than (i) a Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,
England are required or authorized to by law to be closed.

         LIBOR Certificates:  The Class A, Class X and Class M Certificates.

         LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR Business Day immediately  preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds:  As defined in the Standard Terms but excluding Subsequent Recoveries.

         Loan Group:  Either Loan Group I or Loan Group II.

         Loan Group I:  The group of Mortgage Loans comprised of the Group I Loans.

         Loan Group II:  The group of Mortgage Loans comprised of the Group II Loans.

         Margin:  The Class I-A1A Margin,  Class I-A1AU Margin,  Class I-A1B Margin,  Class I-A2A Margin,  Class I-A2AU  Margin,  Class
I-A3A Margin,  Class I-A3B Margin,  Class I-A4A Margin, Class I-A4B Margin, Class I-A5A Margin, Class I-A5AU Margin, Class II-A Margin,
Class M-1 Margin,  Class M-2 Margin,  Class M-3 Margin,  Class M-4 Margin,  Class M-5 Margin, Class M-6 Margin, Class M-7 Margin, Class
M-8 Margin or Class M-9 Margin, as applicable.

         Marker Rate:  With respect to the Class SB  Certificates  or REMIC III Regular  Interest SB-IO and any  Distribution  Date, in
relation  to the REMIC II-B  Regular  Interests,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated
REMIC II-B Pass-Through Rates for REMIC II-B Regular Interest LT2 and REMIC II-B Regular Interest LT3.

         Maturity Date:  October 25, 2046, the  Distribution  Date in the month of the latest  scheduled  maturity date of any Mortgage
Loan.

         Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the per annum rate  indicated in Mortgage Loan  Schedule  hereto  attached hereto as the "NOTE CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net  Mortgage  Rate:  As to any  Mortgage  Loan and any date of  determination,  the Maximum  Mortgage  Rate minus the
Expense Fee Rate.

         Mortgage Loan Schedule:  The list or lists of the Mortgage Loans  attached  hereto as Exhibit One,  segregated for the Group I
Loans and the Group II Loans,  (and as amended  from time to time to reflect the  addition of  Qualified  Substitute  Mortgage  Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

         (i)......the Mortgage Loan identifying number ("RFC LOAN #");

         (ii).....the maturity of the Mortgage Note ("MATURITY DATE");

         (iii)....the Mortgage Rate as of origination ("ORIG RATE");

         (iv).....the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (v)......the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vi).....the  scheduled  monthly  payment of  principal,  if any,  and  interest as of the Cut-off  Date  ("ORIGINAL P & I" or
"CURRENT P & I");

         (vii)....the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (viii)...the Maximum Mortgage Rate ("NOTE CEILING");

         (ix).....the maximum Net Mortgage Rate ("NET CEILING");

         (x)......the Note Margin ("NOTE MARGIN");

         (xi).....the Note Margin ("NOTE MARGIN");

         (xii)....the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

         (xiii)...the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD");

         (xiv)....the Loan-to-Value Ratio at origination ("LTV");

         (xv).....the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV
FEE");

         (xvi)....a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage Loan is secured by a second or vacation residence; and

         (xvii)...a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a  non-owner  occupied residence.

         Such schedule may consist of multiple reports that collectively set forth all of the information required.

         Mortgage Rate:  With respect to any Mortgage Loan, the interest rate borne by the related  Mortgage Note, or any  modification thereto other than a Servicing  Modification.  The Mortgage Rate on each  Mortgage  Loan will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest  multiple of one eighth of one percent (0.125%) or up to the nearest  one-eighth of one percent,  which are  indicated by a "U" on the Mortgage Loan  Schedule,  except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage
Loan Schedule  under the heading "NOTE  METHOD"),  of the related  Index plus the Note Margin,  in each case subject to the  applicable
Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         MTA:  With respect to any  Distribution  Date,  the  twelve-month  moving  average  monthly  yield on United  States  Treasury securities, expressed on a per annum basis, determined in accordance with Section 1.03.

         MTA  Determination  Date: For each Interest  Accrual Period,  fifteen days prior to the  commencement of that Interest Accrual
Period.

         Net Deferred Interest:      On any Distribution  Date,  Deferred  Interest on the Mortgage Loans during the related Due Period net of principal  payments  included in the Available  Distribution  Amount for such  Distribution Date and available to make principal distributions on the related Certificates on that Distribution Date.

         For purposes of REMIC I, Net Deferred  Interest  attributable to Group I Loans shall be allocated to REMIC I Regular  Interest
LT1 and Net Deferred  Interest  attributable  to Group II Loans shall be allocated to REMIC I Regular  Interest LT5,  respectively,  in reduction of the portion of the  Uncertificated  Accrued Interest  thereon  distributable  on the related  Distribution  Date and shall result in an increase in the principal balance thereof to the extent of such reduction.

         For  purposes of REMIC II-A,  Net  Deferred  Interest  attributable  to Group I Loans shall be allocated to REMIC II-A Regular
Interest  Z-1 and Net  Deferred  Interest  attributable  to Group II Loans  shall be  allocated  to REMIC II-A  Regular  Interest  Z-2, respectively,  in reduction of the portion of the  Uncertificated  Accrued Interest thereon  distributable on the related  Distribution
Date and shall result in an increase in the principal balance thereof to the extent of such reduction.

         For purposes of REMIC II-B,  Net Deferred  Interest  attributable  to the Mortgage  Loans shall be allocated to the REMIC II-B
Regular  Interest  LT1 in  reduction  of the  portion of the  Uncertificated  Accrued  Interest  thereon  distributable  on the related
Distribution Date and shall result in an increase in the principal balance thereof to the extent of such reduction.

         Net  Mortgage  Rate:  With  respect  to any  Mortgage  Loan as of any date of  determination,  a per annum  rate  equal to the
Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net WAC Cap Rate:

o        For any  Distribution  Date and for the Class I-A  Certificates,  a per annum  rate equal to the  weighted  average of the Net
                  Mortgage Rates of the Group I Loans minus an amount, expressed as a percentage,  equal to (1) the aggregate amount of
                  Accrued  Certificate  Interest payable to the Class I-AX  Certificates for such  Distribution  Date multiplied by 12, divided by (2) the aggregate Stated Principal  Balance of the Group I Loans  immediately  prior to such  Distribution
                  Date.

o        For any  Distribution  Date and for the Class II-A  Certificates,  a per annum rate equal to the  weighted  average of the Net
                  Mortgage Rates of the Group II Loans minus an amount,  expressed as a percentage,  equal to (1) the aggregate  amount of Accrued Certificate  Interest payable to the Class II-AX Certificates for such Distribution Date multiplied by 12, divided by (2) the aggregate Stated Principal  Balance of the Group II Loans  immediately  prior to such Distribution
                  Date.

o        For any  Distribution  Date and for the Class M Certificates,  the weighted  average of the Group I Net WAC Rate and the Group
                  II Net WAC Rate,  weighted  on the basis of the  related  Subordinate  Amount for each Loan  Group,  minus an amount, expressed as a percentage,  equal to (1) the aggregate amount of Accrued Certificate  Interest payable to the Class X
                  Certificates for such  Distribution  Date multiplied by 12, divided by (2) the aggregate Stated Principal  Balance of the Mortgage Loans immediately prior to such Distribution Date.

         Note Margin:  With respect to each Mortgage  Loan, the fixed  percentage set forth in the related  Mortgage Note and indicated
in Exhibit One hereto as the "NOTE MARGIN," which  percentage is added to the Index on each  Adjustment  Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage Rate and the Minimum Mortgage Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Notional Amount: As of any date of determination,  with respect to the Class I-AX Certificates,  an amount equal to 20% of the aggregate  Certificate  Principal Balance of the Class I-A Certificates (other than the Grantor Trust  Certificates)  immediately prior to such Distribution  Date. As of any date of determination,  with respect to the Class II-AX  Certificates,  an amount equal to 20% of the Certificate  Principal  Balance of the Class II-A Certificates  immediately  prior to such date. As of any Distribution  Date, with respect to the Class SB Certificates or REMIC III Regular  Interest  SB-IO, an amount equal to the aggregate  Uncertificated  Principal
Balance of the REMIC II-B Regular Interests immediately prior to such date.

         Offered Certificates:  The Class A Certificates (other than the Underlying Certificates) and Class M Certificates.

         Optional  Termination  Date: Any  Distribution  Date following the  Distribution  Date on or after which the aggregate  Stated
Principal  Balance  (after giving effect to  distributions  to be made on such  Distribution  Date) of the Mortgage  Loans is less than
10.00% of the Cut-off Date Principal Balance.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the  excess,  if any, of (a) the  aggregate  Stated
Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution  Date over
(b) the aggregate  Certificate  Principal Balance of the Class A  Certificates  (other than the Grantor Trust Certificates) and Class M
Certificates immediately prior to such date.

         Overcollateralization Floor: An amount equal to the product of 0.50% and the Cut-off Date Principal Balance.

         Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess Cash Flow for that
Distribution  Date (to the extent not used to cover the  amounts  described  in  clauses  (b)(iv)(2) of  the  definition  of  Principal
Distribution  Amount as of such  Distribution  Date) and  (b) the  excess of  (1) the  Required  Overcollateralization  Amount for such
Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the Excess  Overcollateralization
Amount  is,  after  taking  into  account  all other  distributions  to be made on such  Distribution  Date,  greater  than  zero,  the
Overcollateralization  Reduction  Amount  shall be  equal  to the  lesser  of  (i) the  Excess  Overcollateralization  Amount  for that
Distribution Date and (ii) the Principal Remittance Amount on such Distribution Date.

         Pass-Through Rate:

o        With respect to the Class I-A  Certificates,  Class II-A  Certificates and Class M Certificates  and any Distribution  Date, a
                  per annum  rate  equal to the lesser of (i) LIBOR plus the  related  Margin for such  Distribution  Date and (ii) the related  Net WAC Cap Rate for such  Distribution  Date,  adjusted  to a rate based on the actual  number of days in a month and a 360-day year.

o        With respect to the Class I-AX  Certificates  and any Distribution  Date, a per annum rate equal to the excess,  if any of (x)
                  the  weighted  average of the Net Mortgage  Rates of the  Mortgage  Loans in Loan Group I over (y) the product of (1)
                  initially,  LIBOR  plus  0.20% per  annum,  and on and after the first  Distribution  Date  after the first  possible
                  Optional  Termination  Date,  LIBOR plus 0.40% per annum,  and (2) the actual number of days in the related  Interest
                  Accrual Period divided by 30.

o        With respect to the Class II-AX  Certificates and any Distribution  Date, a per annum rate equal to the excess,  if any of (x)
                  the  weighted  average of the Net Mortgage  Rates of the Mortgage  Loans in Loan Group II over (y) the product of (1)
                  initially,  LIBOR  plus  0.20% per  annum,  and on and after the first  Distribution  Date  after the first  possible
                  Optional  Termination  Date,  LIBOR plus 0.40% per annum,  and (2) the actual number of days in the related  Interest
                  Accrual Period divided by 30.

o        With respect to the Class SB  Certificates  or REMIC III Regular  Interest SB-IO and any  Distribution  Date, a rate per annum equal to the  percentage  equivalent  of a fraction,  the  numerator  of which is the sum of the  amounts  calculated pursuant to clauses (i) and (ii) below, and the denominator of which is the aggregate  principal balance of the REMIC
                  II-B  Regular  Interests.  For purposes of  calculating  the  Pass-Through  Rate for the Class SB  Certificates,  the
                  numerator is equal to the sum of the following components:

                           (i)      the  weighted  average  of the Net  WAC Cap  Rates  for the  Class  I-A,  Class  II-A  and  Class M
                  Certificates  minus the Marker Rate,  applied to a notional amount equal to the sum of the  Uncertificated  Principal
                  Balances of REMIC II-B Regular  Interest LT1, REMIC II-B Regular  Interest LT2, REMIC II-B Regular Interest LT-Y1 and
                  REMIC II-B Regular Interest LT-Y2; and

                           (ii)     twice the  weighted  average  of the Net WAC Cap Rates for the Class  I-A,  Class  II-A and Class M
                  Certificates minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated  Principal Balance of REMIC II-B Regular Interest LT4.

         Prepayment  Assumption:  The  prepayment  assumption to be used for  determining  the accrual of original  issue  discount and premium and market  discount on the  Certificates  for federal income tax purposes,  which assumes  constant  prepayment  rates in each month as indicated in the following table:

                                                                                Prepayment Penalty         Prepayment Penalty
    Mortgage Payment          No Prepayment       Prepayment Penalty Term    Term of Two Years or More          Term of
         Period               Penalty Term              of One Year          but Less Than Three Years   Three Years or Greater
           1                     10.00%                   15.00%                      15.00%                     15.00%
           2                     17.00%                   15.00%                      15.00%                     15.00%
           3                     24.00%                   15.00%                      15.00%                     15.00%
           4                     31.00%                   15.00%                      15.00%                     15.00%
           5                     38.00%                   15.00%                      15.00%                     15.00%
           6                     45.00%                   15.00%                      15.00%                     15.00%
           7                     45.00%                   25.00%                      20.00%                     15.00%
           8                     45.00%                   25.00%                      20.00%                     15.00%
           9                     45.00%                   25.00%                      20.00%                     15.00%
           10                    45.00%                   25.00%                      20.00%                     15.00%
           11                    45.00%                   25.00%                      20.00%                     15.00%
           12                    45.00%                   25.00%                      20.00%                     15.00%
           13                    45.00%                   50.00%                      35.00%                     20.00%
           14                    45.00%                   50.00%                      35.00%                     20.00%
           15                    45.00%                   50.00%                      35.00%                     20.00%
           16                    45.00%                   50.00%                      35.00%                     20.00%
           17                    45.00%                   50.00%                      35.00%                     20.00%
           18                    45.00%                   50.00%                      35.00%                     20.00%
           19                    45.00%                   50.00%                      35.00%                     20.00%
           20                    45.00%                   50.00%                      35.00%                     20.00%
           21                    45.00%                   50.00%                      35.00%                     20.00%
           22                    45.00%                   50.00%                      35.00%                     20.00%
           23                    45.00%                   50.00%                      35.00%                     20.00%
           24                    45.00%                   50.00%                      35.00%                     20.00%
           25                    45.00%                   50.00%                      55.00%                     25.00%
           26                    45.00%                   50.00%                      55.00%                     25.00%
           27                    45.00%                   50.00%                      55.00%                     25.00%
           28                    45.00%                   50.00%                      55.00%                     25.00%
           29                    45.00%                   50.00%                      55.00%                     25.00%
           30                    45.00%                   50.00%                      55.00%                     25.00%
           31                    45.00%                   50.00%                      55.00%                     25.00%
           32                    45.00%                   50.00%                      55.00%                     25.00%
           33                    45.00%                   50.00%                      55.00%                     25.00%
           34                    45.00%                   50.00%                      55.00%                     25.00%
           35                    45.00%                   50.00%                      55.00%                     25.00%
           36                    45.00%                   50.00%                      55.00%                     25.00%
     37 through 480              45.00%                   50.00%                      55.00%                     55.00%

         Prepayment  Charge:  With respect to any Mortgage Loan, the charges or premiums,  if any,  received in connection  with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment  Charge Loan: Any Mortgage Loan for which a Prepayment  Charge (to which the Class P Certificates are entitled) may be assessed, as indicated on the Mortgage Loan Schedule.

         Principal  Distribution  Amount:  With  respect  to any  Distribution  Date,  the  lesser of (a) the  excess of (x)  Available
Distribution Amount from both Loan Groups over (y) the sum of the Interest Distribution Amount and (b) the sum of:

         (i)......the  principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each
Outstanding Mortgage Loan;

         (ii).....the Stated Principal  Balance of any Mortgage Loan  repurchased  during the related  Prepayment  Period (or deemed to have been so  repurchased  in  accordance  with Section  3.07(b))  pursuant to Section 2.02,  2.03,  2.04 or 4.07 and the amount of any shortfall  deposited in the Custodial  Account in connection with the  substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

         (iii)....the principal portion of all other unscheduled collections,  other than Subsequent Recoveries,  on the Mortgage Loans received  (or deemed to have been so  received)  during the prior  calendar  month or, in the case of  Principal  Prepayments  in Full, during the related Prepayment Period,  including,  without limitation,  Curtailments,  Insurance Proceeds,  Liquidation  Proceeds,  REO
Proceeds and,  except to the extent applied to offset Deferred  Interest,  Principal  Prepayments,  to the extent applied by the Master
Servicer as recoveries of principal pursuant to Section 3.14;

         (iv).....the lesser of  (1) Subsequent  Recoveries for such  Distribution  Date and (2) the  principal portion of any Realized
Losses allocated to any Class of Class A Certificates or Class M Certificates on a prior Distribution Date and remaining unpaid; and

         (v)......the lesser of (a) the Excess Cash Flow for such Distribution  Date, to the extent not used pursuant to clause (iv) of this definition on such Distribution Date, and (b) the amount of any Overcollateralization Increase Amount for such Distribution Date;

         minus

         (vi).....(A) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (B) the amount of any
Capitalization Reimbursement Amount for such Distribution Date.

         Principal Only Certificates:  None.

         Principal  Remittance  Amount:  With respect to any Distribution  Date, all amounts  described in clauses (b)(i) through (iii)
of the definition of Principal Distribution Amount for that Distribution Date.

         RALI Grantor Trust I-A1A,  Series 2006-QO8:  The Grantor Trust formed pursuant to this Agreement,  the assets of which consist of (i) the  Class  I-A1AU  Certificates,  (ii) the  related  Deferred  Interest  Cap  Agreement  and (iii) the  related  Grantor  Trust
Certificate Account.

         RALI Grantor Trust I-A2A,  Series 2006-QO8:  The Grantor Trust formed pursuant to this Agreement,  the assets of which consist of (i) the Class I-A2AU  Certificates,  (ii) the related Deferred  Interest Cap Agreement,  (iii) the Yield  Maintenance  Agreement and
(iv) the related Grantor Trust Certificate Account.

         RALI Grantor Trust I-A5A,  Series 2006-QO8:  The Grantor Trust formed pursuant to this Agreement,  the assets of which consist of (i) the  Class  I-A5AU  Certificates,  (ii) the  related  Deferred  Interest  Cap  Agreement  and (iii) the  related  Grantor  Trust
Certificate Account.

         Record Date: With respect to each  Distribution Date and each Class of Book Entry  Certificates,  the Business Day immediately preceding such  Distribution  Date. With respect to each Class of Definitive  Certificates,  the close of business on the last Business
Day of the month next preceding the month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date.

         Regular Certificates:  The Class A, Class M and Class SB Certificates.

         Related Group:  With respect to the Class I-A Certificates,  the Group I Loans.  With respect to the Class II-A  Certificates, the Group II Loans.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans  resulting  from the Relief Act or similar  legislation or regulations.

         REMIC I:  The segregated pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder,  exclusive of the Basis Risk Shortfall Reserve Fund, which is not an asset of any REMIC, with respect to which a separate REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all  payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off Date (other than
         Monthly  Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial  Account or in the Certificate
         Account and identified as belonging to the Trust Fund;

                  (iii)    property   which   secured  a  Mortgage   Loan  and  which  has  been   acquired  for  the  benefit  of  the
         Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the hazard insurance policies and Primary Insurance Policies pertaining to the Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Available Distribution Amount:  The Available Distribution Amount.

         REMIC I Distribution Amount:

         (a)      On each  Distribution  Date,  the following  amounts,  in the following  order of priority,  shall be  distributed by
REMIC I to REMIC II-A on account of the REMIC I Regular Interests related to Loan Group I:

                  (i)      to the  extent of the  portion  of the REMIC I  Available  Distribution  Amount  related to Loan Group I, to
REMIC II-A as the holder of REMIC I Regular  Interests LT1, LT2, LT3 and LT4, pro rata, in an amount equal to (A) their  Uncertificated
Accrued  Interest for such  Distribution  Date, plus (B) any amounts in respect  thereof  remaining  unpaid from previous  Distribution
Dates, in the case of the REMIC I Regular  Interest LT1 each such amount having first been reduced by Net Deferred  Interest  allocated thereto for the related Distribution Date; and

                  (ii)     on each  Distribution  Date,  to  REMIC II-A as the holder of the REMIC I  Regular  Interests,  in an amount equal to the remainder of such portion of the REMIC I Available  Distribution  Amount after the  distributions  made pursuant to clause
(i) above, allocated as follows (except as provided below):

                           (A)      in respect of REMIC I Regular Interests LT2, LT3 and LT4, their respective  Principal  Distribution
Amounts;

                           (B)      in respect  of REMIC I  Regular  Interest  LT1 any  remainder  until the  Uncertificated  Principal
Balance thereof is reduced to zero;

                           (C)      any  remainder in respect of REMIC I  Regular  Interests  LT2,  LT3 and LT4, pro rata  according to their respective  Uncertificated  Principal  Balances as reduced by the  distributions  deemed made pursuant to (A) above,  until their respective Uncertificated Principal Balances are reduced to zero; and

                           (D)      any remaining amounts to the Holders of the Class R-I Certificates.

         (b)      On each  Distribution  Date,  the following  amounts,  in the following  order of priority,  shall be  distributed by
REMIC I to REMIC II-A on account of the REMIC I Regular Interests related to Loan Group II:

                  (i)      to the  extent of the  portion of the REMIC I  Available  Distribution  Amount  related to Loan Group II, to
REMIC II-A as the holder of REMIC I Regular  Interests LT5, LT6, LT7 and LT8, pro rata, in an amount equal to (A) their  Uncertificated
Accrued  Interest for such  Distribution  Date, plus (B) any amounts in respect  thereof  remaining  unpaid from previous  Distribution
Dates,  in the case of REMIC I Regular  Interest LT5 each such amount  having first been  reduced by Net  Deferred  Interest  allocated thereto for the related Distribution Date; and

                  (ii)     on each  Distribution  Date,  to  REMIC II-A as the holder of the REMIC I  Regular  Interests,  in an amount equal to the remainder of such portion of the REMIC I Available  Distribution  Amount after the  distributions  made pursuant to clause
(i) above, allocated as follows (except as provided below):

                           (A)      in respect of REMIC I Regular Interests LT6, LT7 and LT8, their respective  Principal  Distribution
Amounts;

                           (B)      in respect  of REMIC I  Regular  Interest  LT5 any  remainder  until the  Uncertificated  Principal
Balance thereof is reduced to zero;

                           (C)      any  remainder in respect of REMIC I  Regular  Interests  LT6,  LT7 and LT8, pro rata  according to their respective  Uncertificated  Principal  Balances as reduced by the  distributions  deemed made pursuant to (A) above,  until their respective Uncertificated Principal Balances are reduced to zero; and

                           (D)      any remaining amounts to the Holders of the Class R-I Certificates.

         REMIC I Principal  Reduction Amounts:  For any Distribution  Date, the amounts by which the Uncertificated  Principal Balances of the REMIC I Regular  Interests will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the principal  balance of REMIC I Regular Interest LT1 after  distributions and the allocation of Realized Losses and
Net Deferred Interest on the prior Distribution Date.

         Y2 =     the principal  balance of REMIC I Regular Interest LT2 after  distributions and the allocation of Realized Losses and
Net Deferred Interest on the prior Distribution Date.

         Y3 =     the principal  balance of REMIC I Regular Interest LT3 after  distributions and the allocation of Realized Losses and
Net Deferred Interest on the prior Distribution Date.

         Y4 =     the principal  balance of REMIC I Regular Interest LT4 after  distributions and the allocation of Realized Losses and
Net Deferred Interest on the prior Distribution Date (note:  Y3 = Y4).

         AY1 =    the REMIC I Regular Interest LT1 Principal Reduction Amount.

         AY2 =    the REMIC I Regular Interest LT2 Principal Reduction Amount.

         AY3 =    the REMIC I Regular Interest LT3 Principal Reduction Amount.

         AY4 =    the REMIC I Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of REMIC I  Regular  Interests  LT1, LT2, LT3 and LT4 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of REMIC I  Regular  Interests LT1, LT2, LT3, and LT4 after  distributions  and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date.

         AP =     P0 - P1 = the aggregate of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 Principal Reduction Amounts.

               =  the  aggregate of the  principal  portions of Realized  Losses and Net Deferred  Interest to be allocated to, and the principal  distributions  to be made on, the Group I Certificates on such  Distribution  Date (including  distributions  of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         R0 =     the Group I Net WAC Rate (stated as a monthly rate) after giving effect to amounts  distributed  and Realized  Losses and Net Deferred Interest allocated on the prior Distribution Date.

         R1 =     the Group I Net WAC Rate (stated as a monthly  rate) after giving  effect to amounts to be  distributed  and Realized
Losses and Net Deferred Interest to be allocated on such Distribution Date.

         a =      (Y2 + Y3)/P0.  The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

         a0 =     R0*P0  minus the  product of (1) the  interest  rate set forth in  footnote  (3) to the REMIC III table  (stated as a monthly rate) and (2) the Class I-AX Notional  Amount,  in each case as applicable for  distributions  to be made on such  Distribution
Date.

         a1  =    R1*P1  minus the  product of (1) the  interest  rate set forth in  footnote  (3) to the REMIC III table  (stated as a monthly rate) and (2) the Class I-AX Notional  Amount,  in each case as applicable for  distributions to be made on the next succeeding
Distribution Date.

         Then, based on the foregoing definitions:

         AY1 =    AP - AY2 - AY3 - AY4;

         AY2 =    (a/2){( a0R1 - a1R0)/R0R1};

         AY3 =    aAP - AY2; and

         AY4 =    AY3.

         if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If AY2, as so determined, is negative, then

         AY2 = 0;

         AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         (2)      If AY3, as so determined, is negative, then

         AY3 = 0;

         AY2 = a{ a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y5 =     the aggregate  principal  balance of REMIC I Regular Interest LT5 after  distributions and the allocation of Realized
Losses and Net Deferred Interest on the prior Distribution Date.

         Y6 =     the principal  balance of REMIC I Regular Interest LT6 after  distributions and the allocation of Realized Losses and
Net Deferred Interest on the prior Distribution Date.

         Y7 =     the principal  balance of REMIC I Regular Interest LT7 after  distributions and the allocation of Realized Losses and
Net Deferred Interest on the prior Distribution Date.

         Y8 =     the principal  balance of REMIC I Regular Interest LT8 after  distributions and the allocation of Realized Losses and
Net Deferred Interest on the prior Distribution Date (note:  Y7 = Y8).

         AY5 =    the REMIC I Regular Interest LT5 Principal Reduction Amount.

         AY6 =    the REMIC I Regular Interest LT6 Principal Reduction Amount.

         AY7 =    the REMIC I Regular Interest LT7 Principal Reduction Amount.

         AY8 =    the REMIC I Regular Interest LT8 Principal Reduction Amount.

         Q0 =     the aggregate  principal  balance of REMIC I  Regular  Interests LT5, LT6, LT7, and LT8 after  distributions  and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

         Q1 =     the aggregate  principal  balance of REMIC I  Regular  Interests LT5, LT6, LT7, and LT8 after  distributions  and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date.

         AQ =     Q0 - Q1 = the aggregate of the REMIC I Regular Interests LT5, LT6, LT7 and LT8  Principal Reduction Amounts.

               =  the  aggregate of the  principal  portions of Realized  Losses and Net Deferred  Interest to be allocated to, and the principal  distributions  to be made on, the Group II Certificates on such  Distribution  Date (including  distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         S0 =     the Group II Net WAC Rate (stated as a monthly rate) after giving effect to amounts  distributed  and Realized Losses and Net Deferred Interest allocated on the prior Distribution Date.

         S1 =     the Group II Net WAC Rate (stated as a monthly  rate) after giving effect to amounts to be  distributed  and Realized
Losses and Net Deferred Interest to be allocated on such Distribution Date.

         a =      (Y6 + Y7)/Q0.  The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

         A0 =     S0*Q0  minus the  product of (1) the  interest  rate set forth in  footnote  (4) to the REMIC III table  (stated as a monthly rate) and (2) the Class II-AX Notional Amount,  in each case as applicable for  distributions  to be made on such  Distribution
Date.

         A1  =    S1*Q1  minus the  product of (1) the  interest  rate set forth in  footnote  (4) to the REMIC III table  (stated as a monthly rate) and (2) the Class II-AX Notional Amount,  in each case as applicable for  distributions to be made on the next succeeding
Distribution Date.

         Then, based on the foregoing definitions:

         AY5 =    AQ - AY6 - AY7 - AY8;

         AY6 =    (a/2){(A0S1 - A1S0)/S0S1};

         AY7 =    aAQ - AY6; and

         AY8 =    AY7.

         if both AY6 and AY7, as so determined, are non-negative numbers.  Otherwise:

         (1)      If AY6, as so determined, is negative, then

         AY6 = 0;

         AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

         AY8 = AY7; and

         AY5 = AQ - AY6 - AY7 - AY8.

         (2)      If AY7, as so determined, is negative, then

         AY7 = 0;

         AY6 = a{A0S1Q1 - A1S0Q0}/{2S1S0Q1 -  A1S0};

         AY8 = AY7; and

         AY5 = AQ - AY6 - AY7 - AY8.

         REMIC I  Realized  Losses:  Realized  Losses on Group I  Loans and Group II  Loans shall be  allocated to the REMIC I  Regular
Interests as follows:  (1) The interest  portion of Realized  Losses on Group I Loans, if any, shall be allocated among REMIC I Regular
Interests LT1, LT2 and LT4 pro rata according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  and (2) the interest  portion of Realized Losses on Group II  Loans,  if any, shall be allocated  among REMIC I Regular  Interests LT5, LT6 and LT8 pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest portion of such Realized
Losses in excess of the amount  allocated  pursuant  to the  preceding  sentence  shall be treated as a  principal  portion of Realized
Losses not  attributable  to any specific  Mortgage Loan in such Loan Group and allocated  pursuant to the  succeeding  sentences.  The principal  portion of Realized  Losses with  respect to Loan  Group I  and Loan  Group II  shall be  allocated  to the REMIC I  Regular
Interests as follows:  (1) The principal  portion of Realized  Losses on Group I Loans shall be allocated,  first,  to REMIC I  Regular
Interests  LT2, LT3 and LT4  pro-rata  according to their  respective  REMIC I  Principal  Reduction  Amounts to the extent  thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC I  Regular  Interests and,  third,  the  remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the REMIC I Regular  Interest LT1 in reduction of the  Uncertificated
Principal  Balance thereof;  and (2) the principal  portion of Realized Losses on Group II Loans shall be allocated,  first, to REMIC I
Regular Interests LT6, LT7 and LT8 pro-rata  according to their respective  REMIC I  Principal  Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such REMIC I Regular  Interests and, third,  the remainder,  if any, of such principal  portion of such  Realized  Losses  shall be  allocated to REMIC I  Regular  Interest LT5 in reduction of the  Uncertificated
Principal Balance thereof.

         REMIC I  Regular  Interests:  REMIC I  Regular  Interest LT1,  REMIC I Regular  Interest LT2,  REMIC I  Regular  Interest LT3,
REMIC I Regular  Interest LT4,  REMIC I Regular  Interest LT5,  REMIC I Regular  Interest LT6, REMIC I Regular Interest LT7 and REMIC I
Regular Interest LT8.

         REMIC I  Regular  Interest  LT1: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT1 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT1 on such Distribution Date.

         REMIC I  Regular  Interest  LT2: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT2 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT2 on such Distribution Date.

         REMIC I  Regular  Interest  LT3: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular Interest LT3 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC I Regular
Interest LT3 on such Distribution Date.

         REMIC I  Regular  Interest  LT4: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular Interest LT4 Principal  Reduction Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC I Regular
Interest LT4 on such Distribution Date.

         REMIC I  Regular  Interest  LT5: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT5 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT5 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT5 on such Distribution Date.

         REMIC I  Regular  Interest  LT6: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT6 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT6 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT6 on such Distribution Date.

         REMIC I  Regular  Interest  LT7: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT7 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT7 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT7 on such Distribution Date.

         REMIC I  Regular  Interest  LT8: A regular  interest in REMIC I  that is held as an asset of  REMIC II-A,  that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related  Uncertificated  REMIC I
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC I Regular Interest LT8 Principal  Distribution  Amount:  For any Distribution  Date, the excess,  if any, of the REMIC I
Regular  Interest LT8 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to REMIC I Regular
Interest LT8 on such Distribution Date.

         REMIC II-A:  The segregated pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II-A  Available  Distribution  Amount:  For any Distribution  Date, the amount distributed from REMIC I to REMIC II-A on such Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II-A Distribution   Amount:  For  any  Distribution  Date,  the  REMIC II-A  Available   Distribution  Amount  shall  be
distributed to the REMIC II-A Regular Interests and Component I of the Class R-II Certificates in the following amounts and priority:

         (a)      To the extent of the portion of the REMIC II-A Available Distribution Amount related to Loan Group I:

                  (i)      first,  to REMIC II-A  Regular  Interests Y-1, Z-1 and I-AX-LT,  concurrently,  the  Uncertificated  Accrued
Interest for such Regular  Interests  remaining  unpaid from previous  Distribution  Dates,  reduced in the case of REMIC II-A  Regular
Interest  Z-1 by any  portion  thereof  representing  Net  Deferred  Interest  allocated  to such  Regular  Interest  on such  previous
Distribution Date, pro rata according to their respective shares of such unpaid amounts;

                  (ii)     second, to REMIC II-A Regular Interests Y-1, Z-1 and and I-AX-LT,  concurrently,  the Uncertificated Accrued
Interest for such Classes for the current  Distribution  Date,  reduced in the case of REMIC II-A  Regular  Interest Z-1 by any portion thereof  representing Net Deferred Interest  allocated to such Regular Interest on such Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest, as reduced; and

                  (iii)    third, to REMIC II-A  Regular  Interests Y-1 and Z-1, the REMIC II-A Y-1 Principal  Distribution  Amount and
the REMIC II-A Z-1 Principal Distribution Amount, respectively.

         (b)      To the extent of the portion of the REMIC II-A Available Distribution Amount related to Loan Group II:

                  (i)      first, to REMIC II-A  Regular  Interests Y-2, Z-2 and II-AX-LT,  concurrently,  the  Uncertificated  Accrued
Interest for such Classes remaining unpaid from previous  Distribution  Dates,  reduced in the case of REMIC II-A  Regular Interest Z-2 by any portion thereof  representing Net Deferred Interest  allocated to such Regular Interest on such previous  Distribution Date, pro rata according to their respective shares of such unpaid amounts;

                  (ii)     second,  to REMIC II-A  Regular Interests Y-2 Z-2 and II-AX-LT,  concurrently,  the  Uncertificated  Accrued
Interest for such Classes for the current  Distribution  Date,  reduced in the case of REMIC II-A  Regular  Interest Z-2 by any portion thereof  representing Net Deferred Interest  allocated to such Regular Interest on such Distribution  Date, pro rata according to their respective Uncertificated Accrued Interest, as reduced; and

                  (iii)    third, to REMIC II-A  Regular  Interests Y-2 and Z-2, the REMIC II-A Y-2 Principal  Distribution  Amount and
the REMIC II-A Z-2 Principal Distribution Amount, respectively.

         (c)      To the extent of the REMIC II-A  Available  Distribution  Amounts for Group I and Group II for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC II-A Distribution Amount:"

         (i)      first,  to  REMIC II-A  Regular  Interests  Y-1, Z-1, Y-2 and Z-2, pro rata  according to the amount of  unreimbursed
Realized Losses allocable to principal  previously  allocated to each such Regular Interest,  the aggregate amount of any distributions to the Certificates as reimbursement of such Realized Losses on such  Distribution  Date pursuant to clause (xiii) in  Section 4.02(c);
provided,  however,  that any amounts  distributed  pursuant to this paragraph  (c)(i) of this  definition of "REMIC II-A  Distribution
Amount" shall not cause a reduction in the  Uncertificated  Principal Balances of any of REMIC II-A Regular Interests Y-1, Z-1, Y-2 and
Z-2; and

         (ii)     second, to the Class R-II Certificates in respect of Component I thereof, any remaining amount.

         REMIC II-A Marker Rate:  With respect to REMIC II-A Regular  Interest  I-AX-LT and any  Distribution  Date, in relation to the
REMIC I Regular  Interests,  a per annum rate equal to two (2) times the weighted  average of the  Uncertificated  REMIC I Pass-Through
Rates for REMIC I Regular  Interest LT2 and REMIC I Regular  Interest  LT3.  With respect to REMIC II-A Regular  Interest  II-AX-LT and any Distribution  Date, in relation to the REMIC I Regular  Interests,  a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC I Pass-Through Rates for REMIC I Regular Interest LT6 and REMIC I Regular Interest LT7.

         REMIC II-A Y  Principal  Reduction  Amounts:  For any  Distribution  Date the  amounts by which the  Uncertificated  Principal
Balances of REMIC II-A  Regular  Interests Y-1 and Y-2,  respectively,  will be reduced on such  distribution date by the allocation of
Realized Losses and the distribution of principal, determined as follows:

         First for each of Loan Group I and Loan Group II  determine the Group I Net WAC Rate and Group II Net WAC Rate,  respectively, for distributions of interest that will be made on the next succeeding  Distribution  Date (the "Group Interest Rate").  The REMIC II-A
Principal  Reduction  Amount for each of the REMIC II-A Y Regular  Interests will be determined  pursuant to the "Generic  solution for the REMIC II-A Y Regular  Interests" set forth below (the "Generic  Solution") by making the following  identifications  among the Loan
Groups and their related REMIC II-A Y Regular Interests and REMIC II-A Z Regular Interests:

                  A.       Determine  which  Loan  Group has the lower Net WAC Rate.  That  Loan  Group  will be  identified  with Loan
Group AA and the REMIC II-A Y Regular  Interests and  REMIC II-A Z Regular  Interests  related to that Loan Group will be  respectively identified  with the  REMIC II-A  YAA and  REMIC II-A  ZAA  Regular  Interests.  The Group  Interest  Rate for that Loan  Group will be identified  with J%. If the two Loan Groups have the same Group  Interest  Rate pick one for this purpose,  subject to the  restriction that each Loan Group may be picked only once in the course of any such selections pursuant to paragraphs A and B of this definition.

                  B.       Determine  which  Loan Group has the higher  Net WAC Rate.  That Loan  Group  will be  identified  with Loan
Group BB  and the  REMIC II-A  Y Regular  Interests  and  REMIC II-A  Z Regular  Interests  related to that Group will be  respectively identified  with the  REMIC II-A  YBB and  REMIC II-A  ZBB  Regular  Interests.  The Group  Interest  Rate for that Loan  Group will be identified  with K%. If the two Loan Groups have the same Group  Interest  Rate the Loan Group not  selected  pursuant to  paragraph A, above, will be selected for purposes of this paragraph B.

         Second,  apply the Generic  Solution  set forth below to  determine  the  REMIC II-A  Y  Principal  Reduction  Amounts for the
Distribution Date using the identifications made above.

         Generic  Solution for the  REMIC II-A Y Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the
Uncertificated  Principal  Balances of  REMIC II-A  YAA and  REMIC II-A  ZAA  Regular  Interests  respectively  will be reduced on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

                  J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively.  J% <K%.

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

                  PJB =    the Loan Group AA Subordinate  Amount after the allocation of Realized Losses and Net Deferred  Interest and distributions of principal on such Distribution Date.

                  PKB =    the Loan Group BB Subordinate  Amount after the allocation of Realized Losses and Net Deferred  Interest and distributions of principal on such Distribution Date.

                  R =      the Class CB Pass Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

                  Yj =     the  REMIC II-A YAA Principal  Balance after  distributions  and the  allocation of Realized  Losses and Net
Deferred Interest on the prior Distribution Date.

                  Yk =     the  REMIC II-A YBB Principal  Balance after  distributions  and the  allocation of Realized  Losses and Net
Deferred Interest on the prior Distribution Date.

                  (DELTA)Yj =       the REMIC II-A YAA Principal Reduction Amount.

                  (DELTA)Yk =       the REMIC II-A YBB Principal Reduction Amount.

                  Zj =     the  REMIC II-A ZAA Principal  Balance after  distributions  and the  allocation of Realized  Losses and Net
Deferred Interest on the prior Distribution Date.

                  Zk =     the  REMIC II-A ZBB Principal  Balance after  distributions  and the  allocation of Realized  Losses and Net
Deferred Interest on the prior Distribution Date.

                  (DELTA)Zj =       the REMIC II-A ZAA Principal Reduction Amount.

                         =          (DELTA)Pj - (DELTA)Yj

                  (DELTA)Zk =       the REMIC II-A ZBB Principal Reduction Amount.

                         =          (DELTA)Pk - (DELTA)Yk
                  Pj =     the aggregate  Uncertificated  Principal  Balance of the REMIC II-A YAA and REMIC II-A ZAA Regular Interests
after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior  Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans.

                  Pk =     the aggregate  Uncertificated  Principal  Balance of the REMIC II-A YBB and REMIC II-A ZBB Regular Interests
after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior  Distribution Date, which is equal to the aggregate principal balance of the Loan Group BB Mortgage Loans.

                  (DELTA)Pj =       the  aggregate  principal  reduction  resulting  on such  Distribution  Date on the  Loan  Group AA
Mortgage Loans as a result of principal  distributions  (exclusive of any amounts distributed  pursuant to clauses (c)(i) or (c)(ii) of the  definition of REMIC II-A  Distribution  Amount) to be made and Realized  Losses and Net Deferred  Interest to be allocated on such
Distribution  Date, if  applicable,  which is equal to the  aggregate of the  REMIC II-A  YAA and  REMIC II-A  ZAA Principal  Reduction
Amounts.

                  (DELTA)Pk=        the  aggregate  principal  reduction  resulting  on such  Distribution  Date on the  Loan  Group BB
Mortgage Loans as a result of principal  distributions  (exclusive of any amounts distributed  pursuant to clauses (c)(i) or (c)(ii) of the  definition of REMIC II-A  Distribution  Amount) to be made and Realized  Losses and Net Deferred  Interest to be allocated on such
Distribution Date, which is equal to the aggregate of the REMIC II-A YBB and REMIC II-A ZBB Principal Reduction Amounts.

                  (alpha) =         .0005

                  (gamma) =         (R - J%)/(K% - R).  (gamma) is a  non-negative  number  unless its  denominator  is zero,  in which event it is undefined.

                  If (gamma) is zero, (DELTA)Yk = Yk and (DELTA)Yj = (Yj/Pj)(DELTA)Pj.

                  If (gamma) is undefined, (DELTA)Yj = Yj, (DELTA)Yk = (Yk/Pk)(DELTA)Pk. if denominator

                  In the remaining situations, (DELTA)Yk and (DELTA)Yj shall be defined as follows:

1.       If Yk - (alpha)(Pk  - (DELTA)Pk)  => 0, Yj-  (alpha)(Pj  - (DELTA)Pj)  => 0, and (gamma) (Pj - (DELTA)Pj) < (Pk -  (DELTA)Pk),
     (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2.       If  Yk - (alpha)(Pk - (DELTA)Pk)  => 0,  Yj - (alpha)(Pj - (DELTA)Pj)  => 0, and (gamma) (Pj - (DELTA)Pj) => (Pk - (DELTA)Pk),
     (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).
3.       If   Yk - (alpha)(Pk - (DELTA)Pk)   <   0,    Yj - (alpha)(Pj - (DELTA)Pj)   =>   0,   and   Yj - (alpha)(Pj - (DELTA)Pj)   =>
     Yj - (Yk/(gamma)), (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
4.       If   Yk - (alpha)(Pk - (DELTA)Pk)  <  0,    Yj - (Yk/(gamma)) => 0,    and    Yj - (alpha)(Pj - (DELTA)Pj)  < = Yj - (Yk/(gamma)),
     (DELTA)Yk = 0 and (DELTA)Yj = Yj - (Yk/(gamma)).
5.       If    Yj - (alpha)(Pj - (DELTA)Pj)  <  0,     Yj - (Yk/(gamma))  <  0,    and    Yk - (alpha)(Pk - (DELTA)Pk)  < = Yk - ((gamma)Yj),
     (DELTA)Yk = Yk - ((gamma)Yj) and (DELTA)Yj = 0.
6.       If   Yj - (alpha)(Pj - (DELTA)Pj)    <    0,    Yk - (alpha)(Pk - (DELTA)Pk)   =>   0,   and   Yk - (alpha)(Pk - (DELTA)Pk)   =>
     Yk - ((gamma)Yj), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

         The purpose of the foregoing  definitional  provisions  together with the related  provisions  allocating  Realized Losses and defining the REMIC II-A Y and REMIC II-A Z Principal  Distribution  Amounts is to accomplish the following goals in the following order of priority:

1.       Making the ratio of Yk to Yj equal to (gamma) after taking account of the  allocation  Realized  Losses and the  distributions that will be made through end of the Distribution Date to which such provisions  relate and assuring that the Principal  Reduction
     Amount for each of the REMIC II-A  YAA,  REMIC II-A  YBB,  REMIC II-A ZAA and REMIC II-A ZBB Regular  Interests is greater than or equal to zero for such Distribution Date;

2.       Making (i) the REMIC II-A  YAA Principal  Balance less than or equal to 0.0005 of the sum of the REMIC II-A YAA and REMIC II-A
     ZAA principal  balances and (ii) the REMIC II-A  YBB principal  balances less than or equal to 0.0005 of the sum of the REMIC II-A
     YBB and REMIC II-A ZBB Principal  Balances in each case after giving effect to allocations of Realized Losses and distributions to be made through the end of the Distribution Date to which such provisions relate; and

3.       Making  the  larger  of (a) the  fraction  whose  numerator  is Yk and whose  denominator  is the sum of Yk and Zk and (b) the fraction whose  numerator is Yj and whose  denominator is the sum of Yj, and Zj as large as possible while  remaining less than or equal to 0.0005.

                  In the event of a failure of the foregoing  portion of the definition of REMIC II-A Y Principal  Reduction  Amount to accomplish  both of goals 1 and 2 above,  the  amounts  thereof  should be  adjusted  to so as to  accomplish  such  goals  within  the requirement  that each  REMIC II-A Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the  principal  Realized
Losses to be  allocated on the related  Distribution  Date for the related Pool and (b) the  remainder  of the  Available  Distribution
Amount for the related Pool or after reduction  thereof by the  distributions to be made on such Distribution in respect of interest on the  related  REMIC II-A  Y and  REMIC II-A  Z  Regular  Interests,  or,  if both of such  goals  cannot be  accomplished  within  such requirement,  such  adjustment  as is  necessary  shall be made to  accomplish  goal 1 within  such  requirement.  In the  event of any conflict among the provisions of the definition of the  REMIC II-A Y Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.

         REMIC II-A  Realized Losses:  Realized Losses on Group I Loans and Group II Loans shall be allocated to the REMIC II-A Regular
Interests  as follows:  (1) The interest  portion of Realized  Losses on Group I  Loans,  if any,  shall be allocated  among REMIC II-A
Regular Interests Y-1, Z-1 and I-AX-LT pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof;
and (2) the interest  portion of Realized Losses on Group II Loans, if any, shall be allocated among REMIC II-A Regular  Interests Y-2,
Z-2 and II-AX-LT pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount allocated  pursuant to the preceding  sentence shall be treated as a principal  portion of Realized  Losses not  attributable  to any  specific  Mortgage  Loan in such Loan Group and  allocated  pursuant  to the  succeeding sentences.  The  principal  portion of Realized  Losses  with  respect to Loan  Group I and Loan  Group II  shall be  allocated  to the
REMIC II-A  Regular Interests as follows:  (1) The principal portion of Realized Losses on Group I Loans shall be allocated,  first, to the REMIC II-A Y-1 Regular Interest to the extent of the REMIC II-A Y-1 Principal  Reduction Amount in reduction of the  Uncertificated
Principal Balance of such REMIC II-A  Regular Interest and, second,  the remainder,  if any, of such principal portion of such Realized
Losses shall be allocated to the REMIC II-A Z-1 Regular Interest in reduction of the  Uncertificated  Principal  Balance  thereof;  and
(2) the principal  portion of Realized Losses on Group II Loans shall be allocated,  first,  to the REMIC II-A Y-2 Regular  Interest to the extent of the  REMIC II-A  Y-2 Principal  Reduction  Amount in reduction of the  Uncertificated  Principal  Balance of such Regular
Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to the REMIC II-A
Z-2 Regular Interest in reduction of the Uncertificated Principal Balance thereof.

         REMIC II-A Regular Interests:  REMIC II-A Regular Interests Y-1, Y-2, Z-1, Z-2, I-AX-LT and I I-AX-LT.

         REMIC II-A  Regular Interest  I-AX-LT:  A regular  interest in REMIC II-A that is held as an asset of REMIC II-B,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-A Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-A  Regular Interest  II-AX-LT:  A regular interest in REMIC II-A that is held as an asset of REMIC II-B,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-A Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-A  Regular  Interest  Y-1: A regular  interest  in  REMIC II-A  that is held as an asset of  REMIC II-B,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-A Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-A  Regular  Interest Y-1  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-A Regular Interest Y-1 Principal  Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II-A
Regular Interest Y-1 on such Distribution Date.

         REMIC II-A  Regular  Interest  Y-2: A regular  interest  in  REMIC II-A  that is held as an asset of  REMIC II-B,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-A Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-A  Regular  Interest Y-2  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-A Regular Interest Y-2 Principal  Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II-A
Regular Interest Y-2 on such Distribution Date.

         REMIC II-A  Regular  Interest  Z-1: A regular  interest  in  REMIC II-A  that is held as an asset of  REMIC II-B,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-A Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-A  Regular  Interest Z-1  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-A  Regular  Interest Z-1 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC II-A Regular Interest Z-1 on such Distribution Date.

         REMIC II-A  Regular  Interest  Z-2: A regular  interest  in  REMIC II-A  that is held as an asset of  REMIC II-B,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-A Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-A  Regular  Interest Z-2  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-A  Regular  Interest Z-2 Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to the
REMIC II-A Regular Interest Z-2 on such Distribution Date.

         REMIC II-A Z  Principal  Reduction  Amounts:  For any  Distribution  Date, the amounts by which the  Uncertificated  Principal
Balances of REMIC II-A Regular  Interests Z-1 and Z-2,  respectively,  will be reduced on such  Distribution  Date by the allocation of
Realized  Losses and the  distribution  of  principal,  which  shall be in each case the excess of (A) the sum of (x) the excess of the
REMIC II-A  Available  Distribution Amount for the related Loan Group (i.e. the "related Group" for the REMIC II-A Regular Interest Z-1 is Group I and the "related Loan Group" for REMIC II-A  Regular  Interest Z-2 is Loan  Group II)  exclusive of any amount in respect of
Subsequent  Recoveries  included  therein over the amount  thereof  distributable  in respect of interest on such  REMIC II-A Z Regular
Interest and the related  REMIC II-A Y Regular  Interest and (iv) to such  REMIC II-A Z Regular  Interest and the related  REMIC II-A Y
Regular  Interest  pursuant to the definition of "REMIC II-A  Distribution  Amount" and (y) the amount of Realized Losses  allocable to principal for the related Loan Group over (B) the REMIC II-A Y Principal Reduction Amount for the related Loan Group.

         REMIC II-B:  The segregated pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made,  consisting  of the  REMIC II-A  Regular
Interests.

         REMIC II-B  Available  Distribution  Amount:  For any Distribution  Date, the amount distributed from REMIC II-A to REMIC II-B on such Distribution Date in respect of the REMIC II-A Regular Interests.

         REMIC II-B Distribution Amount:

         (a)      On each  Distribution  Date,  the following  amounts,  in the following  order of priority,  shall be  distributed by
REMIC II-B to REMIC III on account of the REMIC II-B Regular Interests:

                  (i)      to  REMIC III  as the holder of  REMIC II-B  Regular  Interests,  pro rata,  in an amount equal to (A) their
Uncertificated  Accrued  Interest for such  Distribution  Date, plus (B) any amounts in respect thereof  remaining unpaid from previous
Distribution  Dates,  in the case of REMIC II-B  Regular  Interest  LT1 each such  amount  having  first been  reduced by Net  Deferred
Interest allocated thereto for the related Distribution Date; and

                  (ii)     on each  Distribution  Date, to REMIC III as the holder of the REMIC II-B  Regular  Interests,  in an amount equal to the  remainder of such  portion of the REMIC II-B  Available  Distribution  Amount after the  distributions  made  pursuant to clause (i) above, allocated as follows (except as provided below):

                           (A)      in respect of REMIC II-B  Regular  Interests  LT2, LT3, LT4 and LT-Y1 and LT-Y2,  their  respective
Principal Distribution Amounts;

                           (B)      in respect of REMIC II-B  Regular  Interest LT1 any remainder  until the  Uncertificated  Principal
Balance thereof is reduced to zero;

                           (C)      any remainder in respect of REMIC II-B  Regular  Interests LT2, LT3, LT4, LT-Y1 and LT-Y2, pro rata according to their respective  Uncertificated  Principal  Balances as reduced by the  distributions  deemed made pursuant to (A) above, until their respective Uncertificated Principal Balances are reduced to zero; and

                           (D)      any  remaining  amounts to the Holders of the  Class R-II  Certificates  in respect of Component II thereof.

         REMIC II-B  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the  Uncertificated  Principal
Balances of the REMIC II-B Regular  Interests will be reduced on such  Distribution  Date by the allocation of Realized  Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the aggregate  principal  balance of REMIC II-B  Regular  Interests LT1, LT-Y1 and LT-Y2 after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

         Y2 =     the principal  balance of REMIC II-B  Regular Interest LT2 after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

         Y3 =     the principal  balance of REMIC II-B  Regular Interest LT3 after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date.

         Y4 =     the principal  balance of REMIC II-B  Regular Interest LT4 after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date (note:  Y3 = Y4).

         AY1 =    the combined  REMIC II-B  Regular  Interest LT1, LT-Y1 and LT-Y2  Principal  Reduction  Amount.  Such amount shall be allocated first to LT-Y1 up to the Class Y-1  Principal  Reduction Amount and LT-Y2 up to the Class Y-2  Principal Reduction Amount and
thereafter the remainder shall be allocated to LT1.

         AY2 =    the REMIC II-B Regular Interest LT2 Principal Reduction Amount.

         AY3 =    the REMIC II-B Regular Interest LT3 Principal Reduction Amount.

         AY4 =    the REMIC II-B Regular Interest LT4 Principal Reduction Amount.

         P0 =     the aggregate  principal  balance of the  REMIC II-B  Regular  Interests  after  distributions  and the allocation of
Realized Losses and Net Deferred Interest on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the  REMIC II-B  Regular  Interests  after  distributions  and the allocation of
Realized Losses and Net Deferred Interest to be made on such Distribution Date.

         AP =     P0 - P1 = the aggregate of the REMIC II-B Regular Interests Principal Reduction Amounts.

               =  the  aggregate of the  principal  portions of Realized  Losses and Net Deferred  Interest to be allocated to, and the principal  distributions  to be made on, the  Certificates on such  Distribution  Date (including  distributions  of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

         R0 =     the weighted  average of the interest  rates on the REMIC II-A Regular  Interest Z-1 and REMIC II-A Regular  Interest
Z-2  applicable  for  distributions  to be made on such  Distribution  Date (stated as a monthly  rate) after giving  effect to amounts distributed and Realized Losses and Net Deferred Interest allocated on the prior Distribution Date.

         R1 =     the weighted  average of the interest  rates on the REMIC II-A Regular  Interest Z-1 and REMIC II-A Regular  Interest
Z-2 applicable for  distributions  to be made on the next succeeding  Distribution  Date (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses and Net Deferred Interest to be allocated on such Distribution Date.

         a =      (Y2 + Y3)/P0.  The initial value of a on the Closing Date for use on the first Distribution Date shall be 0.0001.

         a0 =     the lesser of (A) the sum for all Classes of Class A and Class M  Certificates  of the product for each  Class of (i)
the monthly interest rate (as limited by the related Net WAC Cap Rate, if applicable) for such  Class applicable  for  distributions to be made on such  Distribution  Date and (ii) the aggregate  Certificate  Principal  Balance for such Class after  distributions and the allocation of Realized Losses and Net Deferred Interest on the prior Distribution Date and (B) R0*P0.

         a1  =    the lesser of (A) the sum for all Classes of Class A and Class M  Certificates  of the product for each  Class of (i)
the monthly interest rate (as limited by the related Net WAC Cap Rate, if applicable) for such  Class applicable  for  distributions to be made on the  next  succeeding  Distribution  Date and  (ii)  the  aggregate  Certificate  Principal  Balance  for  such  Class after distributions and the allocation of Realized Losses and Net Deferred Interest to be made on such Distribution Date and (B) R1*P1.

         Then, based on the foregoing definitions:

         AY1 =    AP - AY2 - AY3 - AY4;

         AY2 =    (a/2){( a0R1 - a1R0)/R0R1};

         AY3 =    aAP - AY2; and

         AY4 =    AY3.

         if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

         (1)      If AY2, as so determined, is negative, then

         AY2 = 0;

         AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         (2)      If AY3, as so determined, is negative, then

         AY3 = 0;

         AY2 = a{ a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

         AY4 = AY3; and

         AY1 = AP - AY2 - AY3 - AY4.

         REMIC II-B  Realized  Losses:  Realized  Losses on Mortgage  Loans shall be allocated to the REMIC II-B  Regular  Interests as follows:  the interest portion of Realized Losses on Mortgage Loans, if any, shall be allocated among the REMIC II-B Regular  Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction  thereof;  any interest portion of such Realized
Losses in excess of the amount  allocated  pursuant  to the  preceding  sentence  shall be treated as a  principal  portion of Realized
Losses not  attributable to any specific  Mortgage Loan and allocated  pursuant to the succeeding  sentence.  The principal  portion of
Realized Losses on Mortgage Loans shall be allocated to the REMIC II-B  Regular Interests as follows:  (1) first, to REMIC II-B Regular
Interests LT-Y1 and LT-Y2 to the extent that such losses were allocated to REMIC II-A Regular Interests Y-1 and Y-2,  respectively,  in reduction of the  Uncertificated  Principal  Balances  thereof,  second,  to REMIC II-B  Regular  Interests LT2, LT3 and LT4,  pro-rata according  to their  respective  REMIC II-B  Principal  Reduction  Amounts to the extent  thereof in  reduction  of the  Uncertificated
Principal Balance of such REMIC II-B  Regular  Interests and, third, the remainder,  if any, of such principal portion of such Realized
Losses shall be allocated to REMIC II-B Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II-B Regular Interests:  REMIC II-B Regular Interest LT1,  REMIC II-B Regular Interest LT2,  REMIC II-B Regular Interest
LT3,  REMIC II-B  Regular Interest LT4,  REMIC II-B  Regular Interest LT-Y1,  REMIC II-B  Regular  Interest LT-Y2,  REMIC II-B  Regular
Interest I-AX-LT and REMIC II-B Regular Interest II-AX-LT.

         REMIC II-B  Regular  Interest  I-AX-LT:  A regular  interest in REMIC II-B that is held as an asset of REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-B Pass-Through Rate, and that has such other terms as are described herein.
         REMIC II-B  Regular Interest  II-AX-LT:  A regular  interest in REMIC II-B that is held as an asset of REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-B Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-B  Regular  Interest  LT1:  A regular  interest  in  REMIC II-B  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-B Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-B  Regular  Interest LT1  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-B Regular Interest LT1 Principal  Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II-B
Regular Interest LT1 on such Distribution Date.

         REMIC II-B  Regular Interest LT2: A regular interest in REMIC II-B that is held as an asset of REMIC III,  that has an initial principal balance equal to the related Uncertificated  Principal Balance, that bears interest at the related Uncertificated  REMIC II-B
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-B  Regular  Interest LT2  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-B Regular Interest LT2 Principal  Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II-B
Regular Interest LT2 on such Distribution Date.

         REMIC II-B  Regular Interest LT3: A regular interest in REMIC II-B that is held as an asset of REMIC III,  that has an initial principal balance equal to the related Uncertificated  Principal Balance, that bears interest at the related Uncertificated  REMIC II-B
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-B  Regular  Interest LT3  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-B Regular Interest LT3 Principal  Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II-B
Regular Interest LT3 on such Distribution Date.

         REMIC II-B  Regular Interest LT4: A regular interest in REMIC II-B that is held as an asset of REMIC III,  that has an initial principal balance equal to the related Uncertificated  Principal Balance, that bears interest at the related Uncertificated  REMIC II-B
Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-B  Regular  Interest LT4  Principal  Distribution  Amount:  For any  Distribution  Date,  the excess,  if any, of the
REMIC II-B Regular Interest LT4 Principal  Reduction Amount for such Distribution Date over the Realized Losses allocated to REMIC II-B
Regular Interest LT4 on such Distribution Date.

         REMIC II-B  Regular  Interest  LT-Y1:  A regular  interest in REMIC II-B  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-B Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-B  Regular  Interest LT-Y1 Principal  Distribution  Amount:  For any  Distribution  Date, the excess,  if any, of the
REMIC II-B  Regular  Interest  LT-Y1  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to
REMIC II-B Regular Interest LT-Y1 on such Distribution Date.

         REMIC II-B  Regular  Interest  LT-Y2:  A regular  interest in REMIC II-B  that is held as an asset of  REMIC III,  that has an initial principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related  Uncertificated
REMIC II-B Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II-B  Regular  Interest LT-Y2 Principal  Distribution  Amount:  For any  Distribution  Date, the excess,  if any, of the
REMIC II-B  Regular  Interest  LT-Y2  Principal  Reduction  Amount for such  Distribution  Date over the Realized  Losses  allocated to
REMIC II-B Regular Interest LT-Y2 on such Distribution Date.

         REMIC III:  The segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be  administered  hereunder,  with respect to which a separate  REMIC  election is to be made,  consisting  of the  REMIC II-B  Regular
Interests.

         REMIC III Regular Interest SB-PO: A separate  non-certificated  beneficial  ownership  interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III.  REMIC III  Regular Interest SB-PO shall have no entitlement to interest,  and shall be entitled to  distributions  of  principal  subject to the terms and  conditions  hereof,  in  aggregate  amount equal to the initial
Certificate Principal Balance of the Class SB Certificates as set forth in the Preliminary Statement hereto.

         REMIC III Regular Interest SB-IO: A separate  non-certificated  beneficial  ownership  interests in REMIC III issued hereunder and designated as a Regular  Interest in REMIC III.  REMIC III  Regular  Interest  SB-IO shall have no  entitlement  to principal,  and shall be entitled to distributions of interest  subject to the terms and conditions  hereof,  in aggregate amount equal to the interest distributable with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC III  Regular  Interests:  REMIC III  Regular  Interests  SB-IO and SB-PO,  together  with the Class A  Certificates  and
Class M Certificates.

         REMIC IV: The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder,  with respect to which a separate REMIC election is to be made,  consisting of REMIC III  Regular Interests
SB-IO and SB-PO.

         REMIC IV Regular  Interest:  The separate  beneficial  ownership  interest in REMIC IV issued  hereunder  and  designated as a
"regular  interest" in REMIC IV, the ownership of which is evidenced by the Class SB  Certificates.  The REMIC IV Regular Interest will not have a  Pass-Through  Rate,  but will be entitled to 100% of all amounts  distributed  or deemed  distributed  on REMIC III Regular
Interests SB-IO and SB-PO.

         Required  Overcollateralization  Amount:  With  respect to any  Distribution  Date (i) prior to the Stepdown  Date,  an amount equal to 1.10% of the aggregate Cut-off Date Principal  Balance;  (ii) on or after the Stepdown Date but prior to the Distribution Date in November 2012,  provided a Trigger Event is not in effect,  the greater of (x) 2.75% of the outstanding  aggregate  Stated Principal
Balance of the Mortgage Loans after giving effect to distributions  made on that  Distribution  Date and (y) the  Overcollateralization
Floor;  (iii) on or after the Stepdown Date and on or after the Distribution Date in November 2012,  provided a Trigger Event is not in effect,  the greater of (x) 2.20% of the outstanding  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions  made on that  Distribution  Date and (y) the  Overcollateralization  Floor;  and (iv) on or after the Stepdown Date if a
Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

         Senior Certificate:  Any one of the Class A Certificates.

         Senior  Enhancement  Percentage:  With respect to any  Distribution  Date, the percentage  obtained by dividing (x) the sum of
(i) the aggregate  Certificate  Principal Balance of the Class M Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the  distribution of the Principal  Distribution  Amount on such  Distribution  Date, by (y) the aggregated  Stated  Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Senior  Percentage:  With respect to each Loan Group and any Distribution  Date, the percentage equal to the lesser of (x) the aggregate  Certificate  Principal Balances of the related Class A Certificates (other than the Grantor Trust Certificates)  immediately prior to such  Distribution  Date  divided  by the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans in such  Loan  Group immediately prior to such Distribution Date and (y) 100%.

         Sixty-Plus  Delinquency  Percentage:  With respect to any  Distribution  Date on or after the Stepdown  Date,  the  arithmetic average,  for each of the three  consecutive  Distribution  Dates ending with such Distribution  Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for the applicable Due Date preceding that Distribution Date,  including  Mortgage Loans in foreclosure,  REO
Properties and Mortgage Loans in bankruptcy over (y) the aggregate  Stated Principal  Balance of all of the Mortgage Loans  immediately preceding that Distribution Date.

         Stated  Principal  Balance:  With  respect to any  Mortgage  Loan or related REO  Property,  as of any date of  determination,
(i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased  pursuant to a Servicing  Modification and (c) any amount by which the Stated Principal Balance of the Mortgage Loan has been  increased for Deferred  Interest  pursuant to the terms of the related  Mortgage Note on or prior to the
Distribution  Date, minus (ii) the sum of (a) the  principal  portion of the Monthly Payments due with respect to such Mortgage Loan or
REO  Property  during  each Due Period  commencing  with the first Due Period  after the  Cut-off  Date and ending  with the Due Period relating to the most recent  Distribution  Date which were  received or with  respect to which an Advance was made,  (b) all  Principal
Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation Proceeds and REO Proceeds, to
the extent  applied by the Master  Servicer as recoveries of principal in accordance  with  Section 3.14  with respect to such Mortgage
Loan or REO Property,  in each case which were  distributed  pursuant to  Section 4.02 on any previous  Distribution  Date, and (c) any
Realized  Loss  incurred  with respect to such Mortgage  Loan  allocated to  Certificateholders  with respect  thereto for any previous
Distribution Date.

         Stepdown  Date:  The later to occur of (x) the  Distribution  Date in  November  2009 and (y) the first  Distribution  Date on which the Senior  Enhancement  Percentage is greater than or equal to (a) on any Distribution  Date prior to the  Distribution  Date in
November 2012, 22.87% and (b) on any Distribution Date on or after the Distribution Date in November 2012, 18.30%.

         Subordinate  Amount:  With respect to (i) Loan Group I, the Group I Subordinate  Amount,  and (ii) Loan Group II, the Group II
Subordinate Amount.

         Subordination  Percentage:  With  respect to each  Class of Class A  Certificates  and Class M  Certificates,  the  respective approximate percentage set forth in the table below:

                                        Class                  Percentage (1)       Percentage (2)
                                          A                        77.13%               81.70%
                                         M-1                       81.75%               85.40%
                                         M-2                       86.25%               89.00%
                                         M-3                       88.13%               90.50%
                                         M-4                       91.00%               92.80%
                                         M-5                       92.25%               93.80%
                                         M-6                       93.50%               94.80%
                                         M-7                       94.88%               95.90%
                                         M-8                       96.00%               96.80%
                                         M-9                       97.25%               97.80%
                           (1)      For any Distribution Date prior to the Distribution Date in November 2012.
                           (2)      For any Distribution Date in November 2012 or thereafter.

         Subsequent  Recovery  Allocation  Amount:  With  respect to Loan Group I, that  portion of the Group I Principal  Distribution
Amount in respect of Loan Group I attributable to the amounts  described in clause (b)(iv) of the definition of Principal  Distribution
Amount,  and with  respect to Loan Group II, that  portion of the Group II  Principal  Distribution  Amount in respect of Loan Group II attributable to the amounts described in clause (b)(iv) of the definition of Principal Distribution Amount.

         Trigger  Event:  A Trigger Event is in effect with respect to any  Distribution  Date on or after the Stepdown Date if (a) the
Sixty-Plus  Delinquency  Percentage,  as determined on that  Distribution  Date,  exceeds 30.60%,  if prior to the Distribution Date in
November  2012, or 38.25%,  if on or after the  Distribution  Date in November  2012,  of the Senior  Enhancement  Percentage  for that
Distribution  Date or (b) on or after the  Distribution  Date in November 2009, the aggregate amount of Realized Losses on the Mortgage
Loans as a percentage of the Cut-off Date Principal Balance exceeds the applicable amount set forth below:

o        November 2009 to October 2010: 0.45% with respect to November 2009, plus an additional 1/12th of 0.35% for each month through October 2010.

o        November 2010 to October 2011: 0.80% with respect to November 2010, plus an additional 1/12th of 0.35% for each month through October 2011.

o        November 2011 to October 2012: 1.15% with respect to November 2011, plus an additional 1/12th of 0.45% for each month through October 2012.

o        November 2012 to October 2013: 1.60% with respect to November 2012, plus an additional 1/12th of 0.15% for each month through October 2013.

o        November 2013 and thereafter: 1.75%.

         2006-QO8 REMIC:  Any of REMIC I, REMIC II-A, REMIC II-B, REMIC III or REMIC IV as the case may be.

         Uncertificated  Accrued Interest:  With respect to any Uncertificated  Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution Date, accrued on the Uncertificated  Principal Balance or Uncertificated  Notional Amount, as applicable,  immediately prior to such Distribution  Date.  Uncertificated  Accrued Interest for
the  Uncertificated  Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of Uncertificated  Accrued Interest for the REMIC I Regular Interests for any Distribution  Date, any Prepayment
Interest  Shortfalls and Relief Act Shortfalls (to the extent not covered by  Compensating  Interest) (i) relating to the Group I Loans for any  Distribution  Date shall be allocated among REMIC I Regular  Interests LT1, LT2, LT3 and LT4 and (ii) relating to the Group II
Loans for any  Distribution  Date shall be allocated among REMIC I Regular  Interests LT5, LT6, LT7 and LT8 pro rata,  based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC II-A Regular  Interests for any Distribution  Date, any Prepayment  Interest
Shortfalls  and Relief Act  Shortfalls  (to the extent not  covered by  Compensating  Interest)  (i)  relating to Group I Loans for any
Distribution  Date shall be  allocated  among REMIC II-A  Regular  Interests  Y-1 and Z-1 and (ii)  relating to Group II Loans shall be allocated  among the REMIC II-A  Regular  Interests  Y-2 and Z-2,  pro rata,  based on, and to the  extent of,  Uncertificated  Accrued
Interest,  as calculated  without  application  of this  sentence.  For purposes of calculating  the amount of  Uncertificated  Accrued
Interest for the REMIC II-B Regular Interest for any Distribution  Date, any Prepayment  Interest  Shortfalls and Relief Act Shortfalls
(to the extent not covered by Compensating  Interest) for any Distribution  Date shall be allocated among REMIC II-B Regular  Interests
LT1,  LT2,  LT3,  LT4,  LT-Y1 and LT-Y2.  Uncertificated  Interest on REMIC III Regular  Interest  SB-PO shall be zero.  Uncertificated
Interest on the REMIC III Regular Interest SB-IO for each Distribution Date shall equal Accrued  Certificate  Interest for the Class SB
Certificates.

         Uncertificated Notional Amount: With respect to REMIC III Regular Interest SB-IO, the Notional Amount for such Class.

         Uncertificated  Pass-Through  Rate: The Uncertificated  REMIC I Pass-Through Rate, the Uncertificated  REMIC II-A Pass-Through
Rate or the Uncertificated REMIC II-B Pass-Through Rate, as applicable.

         Uncertificated  Principal Balance:  The principal amount of any Uncertificated  Regular Interest outstanding as of any date of determination.  The  Uncertificated  Principal  Balance of each REMIC Regular  Interest shall never be less than zero.  With respect to the REMIC III Regular  Interest  SB-PO the initial  amount set forth with respect  thereto in the  Preliminary  Statement as reduced by distributions deemed made in respect thereof pursuant to Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

         Uncertificated  Regular  Interests:  The REMIC I Regular Interests,  the REMIC II-A Regular Interests,  the REMIC II-B Regular
Interests and REMIC III Regular Interests SB-IO and SB-PO.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to any  Distribution  Date and (i) REMIC I Regular  Interests LT1 and
LT2, the Group I Net WAC Rate, (ii) REMIC I Regular  Interests LT5 and LT6, the Group II Net WAC Rate, (iii) REMIC I Regular  Interests
LT3 and LT7, zero (0.00%),  (iv) REMIC I Regular  Interest  LT4,  twice the Group I Net WAC Rate and (v) REMIC I Regular  Interest LT8,
twice the Group I Net WAC Rate.

         Uncertificated  REMIC II-A  Pass-Through  Rate: With respect to any Distribution Date and REMIC II-A Regular Interests Y-1 and
Z-1, the Net WAC Cap Rate applicable to the Class I-A Certificates.

         With respect to any  Distribution  Date and REMIC II-A Regular  Interests Y-2 and Z-2, the Net WAC Cap Rate  applicable to the
Class II-A Certificates.

         With  respect to any  Distribution  Date and REMIC II-A Regular  Interest  I-AX-LT,  a rate per annum equal to the  percentage equivalent  of a  fraction,  (A) the  numerator  of which is the sum of (i) the  Uncertificated  Pass-Through  Rate for REMIC I Regular
Interest LT1 minus the related REMIC II-A Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of
REMIC I Regular Interest LT1; (ii) the  Uncertificated  Pass-Through Rate for REMIC I Regular Interest LT2 minus the related REMIC II-A
Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of REMIC I Regular  Interest LT2; and (iii)
the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest LT4 minus twice the related REMIC II-A Marker Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of REMIC I Regular  Interest LT4, and (B) the denominator of which is the aggregate principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4.

         With respect to any  Distribution  Date and REMIC II-A Regular  Interest  II-AX-LT,  a rate per annum equal to the  percentage equivalent  of a  fraction,  (A) the  numerator  of which is the sum of (i) the  Uncertificated  Pass-Through  Rate for REMIC I Regular
Interest LT5 minus the related REMIC II-A Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal Balance of
REMIC I Regular Interest LT5; (ii) the  Uncertificated  Pass-Through Rate for REMIC I Regular Interest LT6 minus the related REMIC II-A
Marker Rate,  applied to a notional amount equal to the  Uncertificated  Principal  Balance of REMIC I Regular  Interest LT6; and (iii)
the  Uncertificated  Pass-Through  Rate for REMIC I Regular  Interest LT8 minus twice the related REMIC II-A Marker Rate,  applied to a notional  amount equal to the  Uncertificated  Principal  Balance of REMIC I Regular  Interest LT8, and (B) the denominator of which is the aggregate principal balance of the REMIC I Regular Interests LT5, LT6, LT7 and LT8.

         Uncertificated  REMIC II-B  Pass-Through  Rate: With respect to any Distribution Date and (i) REMIC II-B Regular Interests LT1
and LT2, the weighted average of the  Uncertificated  REMIC II-A Pass-Through  Rates for REMIC II-A Regular Interests Z-1 and Z-2, (ii)
REMIC II-B Regular  Interests LT3 and LT7,  zero (0.00%),  (iii) REMIC II-B Regular  Interest  LT4,  twice the weighted  average of the
Uncertificated  REMIC II-A  Pass-Through  Rates for REMIC II-A Regular  Interests Z-1 and Z-2, (iv) REMIC II-B Regular  Interest LT-Y1,
the Net WAC Cap Rate  applicable  to the Class I-A  Certificates,  and (iv) REMIC II-B  Regular  Interest  LT-Y2,  the Net WAC Cap Rate
applicable to the Class II-A Certificates.

         Underlying Certificates:  The Class I-A1AU, Class I-A2AU and Class I-A5AU Certificates.

         Underwriter:  Lehman Brothers Inc.

         Yield Maintenance Agreement:  The interest rate cap corridor transaction  confirmation,  dated as of the Closing Date, between the Grantor Trustee, on behalf of RALI Grantor Trust I-A2A,  Series 2006-QO8,  and the Yield Maintenance  Agreement Provider,  relating to the Class I-A2A Certificates, or any replacement, substitute, collateral or other arrangement in lieu thereof.

         Yield Maintenance  Agreement  Provider:  Lehman Brothers Special Financing Inc. and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

Section 1.02.     Determination of LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business  Day,  then on the next  succeeding  Business  Day,  LIBOR shall be  established  by the Trustee and, as to any Interest
Accrual  Period,  will equal the rate for one month United States dollar  deposits that appears on the Dow Jones  Telerate  Screen Page
3750 as of 11:00 a.m.,  London  time,  on such LIBOR Rate  Adjustment  Date.  "Dow Jones  Telerate  Screen Page 3750" means the display designated  as page 3750 on the  Telerate  Service  (or such other page as may  replace  page 3750 on that  service  for the purpose of displaying  London  interbank  offered  rates of major  banks).  If such rate does not  appear on such page (or such  other page as may replace  that page on that  service,  or if such  service is no longer  offered,  LIBOR  shall be so  established  by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after  consultation with the Master  Servicer),  the rate will be the Reference  Bank Rate.  The  "Reference  Bank Rate" will be  determined on the basis of the rates at which  deposits in
U.S.  Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in  transactions in the London interbank  market,  selected by the Trustee after  consultation  with the Master Servicer) as of 11:00 a.m.,  London time, on the LIBOR
Rate  Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the LIBOR  Certificates  then  outstanding.  The Trustee will request the principal London office of each of the  reference  banks to provide a quotation of its rate.  If at least two such  quotations  are  provided,  the rate will be the  arithmetic  mean of the  quotations  rounded up to the next multiple of 1/16%.  If on such date fewer than two  quotations are  provided  as  requested,  the rate will be the  arithmetic  mean of the rates  quoted by one or more major banks in New York City, selected by the Trustee after  consultation  with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in
U.S.  Dollars  to  leading  European  banks for a period of one  month in  amounts  approximately  equal to the  aggregate  Certificate
Principal Balance of the LIBOR  Certificates then  outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior Distribution Date;  provided however,  if, under the priorities  described above, LIBOR for a Distribution Date would be based on
LIBOR for the previous Distribution Date for the third consecutive  Distribution Date, the Trustee,  after consultation with the Master
Servicer,  shall  select an  alternative  comparable  index (over which the Trustee has no  control),  used for  determining  one-month
Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         The  establishment  of LIBOR by the  Trustee  and the  Master  Servicer  on any  LIBOR  Rate  Adjustment  Date and the  Master
Servicer's  subsequent  calculation of the Pass-Through  Rate applicable to the LIBOR  Certificates  for the relevant  Interest Accrual
Period, in the absence of manifest error, will be final and binding.

         Promptly  following  each LIBOR Rate  Adjustment  Date the Trustee  shall supply the Master  Servicer  with the results of its determination  of LIBOR on such date.  Furthermore,  the Trustee will supply to any  Certificateholder  so  requesting  by telephone by calling (800) 735-7777 the Pass-Through Rate on the LIBOR  Certificates for the current and the immediately  preceding Interest Accrual
Period.

Section 1.03.     Use of Words and Phrases.

         "Herein," "hereby," "hereunder," "hereof,"  "hereinbefore,"  "hereinafter" and other equivalent words refer to the Pooling and
Servicing  Agreement as a whole. All references  herein to Articles,  Sections or Subsections  shall mean the  corresponding  Articles,
Sections and  Subsections in the Pooling and Servicing  Agreement.  The  definitions set forth herein include both the singular and the plural.

ARTICLE II

                                                     CONVEYANCE OF MORTGAGE LOANS;
                                                   ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.     Conveyance of Mortgage Loans.  (See Section 2.01 of the Standard Terms).

Section 2.02.     Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).

Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and the Company.

(a)      For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date
(or, if otherwise specified below, as of the date so specified):

(i)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of principal  and interest as of the Cut-off Date and no Mortgage
                  Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii)     The  information  set forth in Exhibit One hereto with respect to each  Mortgage Loan or the Mortgage  Loans,  as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii)    The  Mortgage  Loans are  payment-option  adjustable-rate  mortgage  loans with a negative  amortization  feature with Monthly
                  Payments due, with respect to a majority of the Mortgage  Loans, on the first day of each month and terms to maturity at origination or modification of not more than 40 years;

(iv)     To the best of the Company's  knowledge,  if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value  Ratio at origination  in excess of 80%,  except in the case of five  Mortgage  Loans  representing  approximately  0.1% of the
                  Mortgage Loans,  such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the
                  Stated  Principal  Balance of the Mortgage Loan at  origination  if the  Loan-to-Value  Ratio is between  100.00% and
                  95.01%,  (b) at least 30% of the Stated  Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value
                  Ratio is between  95.00% and 90.01%,  (c) at least 25% of such balance if the  Loan-to-Value  Ratio is between 90.00%
                  and 85.01% and (d) at least 12% of such  balance if the  Loan-to-Value  Ratio is between  85.00% and  80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v)      The issuers of the Primary Insurance Policies are insurance companies whose claims-paying  abilities are currently  acceptable to each Rating Agency;

(vi)     No more than 0.7% of the Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged
                  Properties  located in any one zip code area in  California,  and no more than 0.6% of the Group I Loans by aggregate
                  Stated Principal Balance as of the Cut-off Date are secured by Mortgaged  Properties located in any one zip code area outside  California;  and no more than 0.8% of the Group II Loans by  aggregate  Stated  Principal  Balance as of the
                  Cut-off Date are secured by Mortgaged  Properties  located in any one zip code area in  California,  and no more than
                  0.5% of the Group II Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date are secured by Mortgaged
                  Properties located in any one zip code area outside California;
(vii)    The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program
                  Guide,  including  flood  insurance if required  under the National  Flood  Insurance  Act of 1968,  as amended.  The
                  Mortgage  requires  the  Mortgagor  to maintain  such  casualty  insurance  at the  Mortgagor's  expense,  and on the
                  Mortgagor's  failure to do so,  authorizes  the holder of the Mortgage to obtain and maintain  such  insurance at the
                  Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii)   Immediately  prior to the  assignment  of the Mortgage  Loans to the Trustee,  the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien,  encumbrance or security interest (other than rights to servicing and related  compensation) and such assignment validly transfers  ownership of the Mortgage Loans to the
                  Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix)     No more than  93.17% of the Group I Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date were  underwritten under a reduced loan  documentation  program,  no more than 0.40% of the Group I Loans by aggregate  Stated Principal
                  Balance as of the Cut-off Date were  underwritten  under a no-stated  income  program,  and no more than 0.11% of the
                  Group I Loans by aggregate Stated  Principal  Balance as of the Cut-off Date were  underwritten  under a no income/no asset program;  and no more than 90.72% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off
                  Date were  underwritten  under a reduced  loan  documentation  program,  no more than  0.79% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program,  and no more than 0.57% of the Group II Loans by aggregate Stated Principal  Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x)      Except with respect to no more than 7.23% of the Group I Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date and no more than 11.83% of the Group II Loans by  aggregate  Stated  Principal  Balance as of the Cut-off  Date,  the
                  Mortgagor  represented in its loan application with respect to the related Mortgage Loan that the Mortgaged  Property would be owner-occupied;

(xi)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury  Regulation Section
                  1.860G-2(a)(1),  (2), (4), (5), (6), (7) and (9) without  reliance on the provisions of Treasury  Regulation  Section
                  1.860G-2(a)(3) or Treasury Regulation Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to  be  treated  as a  "qualified  mortgage"  notwithstanding  its  failure  to  meet  the  requirements  of  Section
                  860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

(xiii)   A policy of title  insurance  was  effective as of the closing of each  Mortgage  Loan and is valid and binding and remains in full  force  and  effect,  unless  the  Mortgaged  Properties  are  located  in the  State of Iowa and an  attorney's certificate has been provided as described in the Program Guide;

(xiv)    No Mortgage Loan is a Cooperative Loan;

(xv)     With respect to each Mortgage Loan  originated  under a "streamlined"  Mortgage Loan program  (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing  thereof),  the related Seller has represented  that  either  (a) the value of the  related  Mortgaged  Property  as of the date the  Mortgage  Loan was originated  was not less than the  appraised  value of such  property at the time of  origination  of the  refinanced
                  Mortgage Loan or (b) the Loan-to-Value  Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)    Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii)  Two of the Mortgage Loans, representing approximately 0.1% of the Mortgage Loans, have been made to International Borrowers;

(xix)    No Mortgage Loan provides for payments that are subject to reduction by  withholding  taxes levied by any foreign  (non-United
                  States) sovereign government; and

(xx)     None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the  representations  and warranties set forth in this Section  2.03(b) shall survive  delivery of the respective Custodial Files to the Trustee or the Custodian.

         Upon  discovery  by any of the  Company,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a  breach  of any of the representations  and  warranties  set forth in this  Section  2.03(b)  that  materially  and  adversely  affects the  interests  of the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written notice to the other parties (the
Custodian being so obligated under a Custodial Agreement);  provided,  however, that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such breach shall give such notice within five days of discovery.
Within 90 days of its  discovery  or its receipt of notice of breach,  the Company  shall  either (i) cure such breach in all  material respects or (ii) purchase  such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;
provided that the Company shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs  within two years  following  the Closing  Date;  provided  that if the  omission or defect  would cause the
Mortgage Loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase  must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and  conditions as provided in Section 2.04 for  substitutions  by  Residential  Funding.  It is  understood  and agreed that the obligation  of the  Company to cure such breach or to so purchase or  substitute  for any  Mortgage  Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

Section 2.04.     Representations and Warranties of Sellers.(See Section 2.04 of the Standard Terms)

Section 2.05.     Execution and Authentication of  Certificates/Issuance  of Certificates Evidencing Interests in REMIC I, REMIC II-A,
REMIC II-B and REMIC III.

         The Trustee  acknowledges  the  assignment to it of the Mortgage  Loans and the delivery of the Custodial  Files to it, or the
Custodian on its behalf,  subject to any  exceptions  noted,  together with the  assignment  to it of all other assets  included in the
Trust Fund and/or the  applicable  REMIC,  receipt of which is hereby  acknowledged.  Concurrently  with such  delivery and in exchange therefor,  the Trustee,  pursuant to the written request of the Company executed by an officer of the Company,  has executed and caused to be  authenticated  and delivered to or upon the order of the Company the Class R-I  Certificates in authorized  denominations  which together  with the REMIC I Regular  Interests,  evidence  the entire  beneficial  interest in REMIC I, the Class R-II  Certificates  in authorized  denominations,  Component  I of which  together  with the REMIC II-A  Regular  Interests,  evidence  the entire  beneficial interest in REMIC II-A,  and  Component II of which  together  with the REMIC II-B Regular  Interests,  evidence the entire  beneficial interest  in REMIC II-B,  and the Class R-III  Certificates  in  authorized  denominations  which  together  with the REMIC III Regular
Interests, evidence the entire beneficial interest in REMIC III.

Section 2.06.     Conveyance of Uncertificated Regular Interests; Acceptance by the Trustee.

         The Company,  as of the Closing Date,  and  concurrently  with the execution and delivery  hereof,  does hereby assign without recourse all the right, title and interest of the Company in and to the  Uncertificated  REMIC Regular Interests to the Trustee for the
benefit of the Holders of each Class of Certificates  (other than the Class R-I and Class R-II Certificates,  and with respect to REMIC
III Regular  Interests SB-IO,  SB-PO and IO, the Class R-III  Certificates).  The Trustee  acknowledges  receipt of the  Uncertificated
REMIC  Regular  Interests  and declares  that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates  (other than the Class R-I and Class R-II Certificates,  and with respect to REMIC III
Regular Interests SB-IO, SB-PO and IO, the Class R-III  Certificates).  The rights of the Holders of each Class of Certificates  (other than the Class R-I and Class R-II  Certificates)  to receive  distributions  from the  proceeds of REMIC III in respect of such Classes and the rights of the Holders of the Class SB Certificates  and the Class R-X Certificates to receive  distributions  from the proceeds of REMIC IV in respect of such Classes,  and all ownership interests of the Holders of such Classes in such distributions,  shall be as set forth in this Agreement.

Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC III and REMIC IV.

         The Trustee acknowledges the assignment to it of the Uncertificated REMIC Regular Interests,  and, concurrently  therewith and in exchange  therefor,  pursuant to the written request of the Company executed by an officer of the Company,  the Trustee has executed and caused to be  authenticated  and  delivered to or upon the order of the Company,  (i) all Classes of  Certificates  (other than the
Class SB, Class R-I and Class R-II Certificates) in authorized  denominations,  which, together with REMIC III Regular Interests SB-IO,
SB-PO and IO,  evidence  the  beneficial  interests  in the  entire  REMIC III and (ii) the Class SB and Class R-X  Certificates  which evidence the beneficial interests in the entire REMIC IV.

Section 2.08.     Purposes and Powers of the Trust.  (See Section 2.08 of the Standard Terms.)

Section 2.09.     Agreement Regarding Ability to Disclose.

         The Company,  the Master Servicer and the Trustee hereby agree,  notwithstanding any other express or implied agreement to the contrary,  that  any and all  Persons,  and any of  their  respective  employees,  representatives,  and  other  agents  may  disclose, immediately  upon  commencement  of  discussions,  to any and all Persons,  without  limitation of any kind,  the tax treatment and tax structure of the  transaction  and all materials of any kind  (including  opinions or other tax  analyses)  that are provided to any of them relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax treatment" and "tax structure"
are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                            ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 3.01      Master Servicer to Act as Servicer.  (See Section 3.01 of the Standard Terms)

         Section 3.02      Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers'
                           Obligations.  (See Section 3.02 of the Standard Terms)

         Section 3.03      Successor Subservicers.  (See Section 3.03 of the Standard Terms)

         Section 3.04      Liability of the Master Servicer.  (See Section 3.04 of the Standard Terms)

         Section 3.05      No Contractual Relationship Between Subservicer and Trustee or Certificateholders.  (See Section 3.05 of
                           the Standard Terms)

         Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.  (See Section 3.06 of the Standard Terms)

         Section 3.07      Collection of Certain Mortgage Loan Payments; Deposit to Custodial Account.

         (a)      (See Section 3.07(a) of the Standard Terms).

         (b)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise  specifically  provided  herein,  the following  payments and  collections remitted by  Subservicers  or received by it in respect of the Mortgage Loans  subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                  (i)      All payments on account of principal,  including  Principal  Prepayments  made by Mortgagors on the Mortgage
         Loans and the  principal  component of any  Subservicer  Advance or of any REO  Proceeds  received in  connection  with an REO
         Property for which an REO Disposition has occurred;

                  (ii)     All payments on account of interest at the Adjusted  Mortgage Rate on the Mortgage Loans,  including Buydown
         Funds,  if any, and the interest  component of any Subservicer  Advance or of any REO Proceeds  received in connection with an
         REO Property for which an REO Disposition has occurred;

                  (iii)    Insurance  Proceeds,  Subsequent  Recoveries and  Liquidation  Proceeds (net of any related  expenses of the
         Subservicer);

                  (iv)     All proceeds of any  Mortgage  Loans  purchased  pursuant to Section  2.02,  2.03,  2.04 or 4.07  (including amounts received from Residential  Funding pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that resulted from a breach of the Compliance With Laws  Representation  and all amounts required to be deposited in  connection  with the  substitution  of a Qualified  Substitute  Mortgage Loan pursuant to Section
         2.03 or 2.04);

                  (v)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

                  (vi)     All amounts  transferred  from the Certificate  Account to the Custodial  Account in accordance with Section
         4.02(a);

                  (vii)    Any amounts  realized by the  Subservicer  and received by the Master  Servicer in respect of any Additional
         Collateral;

                  (viii)   Any amounts received by the Master Servicer in respect of Pledged Assets; and

                  (ix)     Any amounts  received by the Master  Servicer in connection  with any  Prepayment  Charges on the Prepayment
         Charge Loans.

         The foregoing  requirements  for deposit in the Custodial  Account shall be exclusive,  it being  understood  and agreed that, without  limiting the generality of the foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and payments or  collections in the nature of late payment charges or assumption  fees may but need not be deposited by the Master  Servicer in the Custodial  Account.
In the event any amount not required to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any provision  herein to the contrary  notwithstanding.  The Custodial  Account may contain funds that belong to one or more trust funds  created for mortgage  pass-through  certificates  of other series and may contain other funds  respecting  payments on Mortgage Loans  belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds,  the Master  Servicer  shall keep records that  accurately  reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03, 2.04 and 4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received  (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c)               (See Section 3.07(c) of the Standard Terms)

         (d)               (See Section 3.07(d) of the Standard Terms)

         (e)      Notwithstanding  Section  3.07(a),  The  Master  Servicer  shall not waive (or  permit a  Subservicer  to waive)  any
Prepayment Charge unless: (i) the enforceability thereof shall have been limited by bankruptcy,  insolvency,  moratorium,  receivership and other similar laws  relating to creditors'  rights  generally,  (ii) the  enforcement  thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such  waiver is standard  and customary  in  servicing  similar  Mortgage  Loans and  relates to a default or a  reasonably  foreseeable  default  and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into account the value of such  Prepayment
Charge  and the  related  Mortgage  Loan.  In no event  will the  Master  Servicer  waive a  Prepayment  Charge  in  connection  with a refinancing  of a Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a  Prepayment  Charge is waived,  but does not meet the standards  described above,  then the Master Servicer is required to deposit into the Custodial  Account the amount of such  waived  Prepayment  Charge at the time that the amount  prepaid on the  related  Mortgage  Loan is  required  to be deposited  into the  Custodial  Account.  Notwithstanding  any other  provisions  of this  Agreement,  any payments  made by the Master
Servicer in respect of any waived  Prepayment  Charges  pursuant to this  Section  shall be deemed to be paid outside of the Trust Fund and not part of any REMIC.

         Section 3.08.     Subservicing Accounts; Servicing Accounts   (See Section 3.08 of the Standard Terms)

         Section 3.09.     Access to Certain  Documentation  and  Information  Regarding  the  Mortgage  Loans (See Section 3.09 of the
                           Standard Terms)

         Section 3.10.     Permitted Withdrawals from the Custodial Account     (See Section 3.10 of the Standard Terms)

         Section 3.11.     Maintenance  of the Primary  Insurance  Policies;  Collections  Thereunder(See  Section 3.11 of the Standard
                           Terms)

         Section 3.12.     Maintenance of Fire Insurance and  Omissions and Fidelity Coverage (See Section 3.12 of the Standard Terms)

         Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and  Modification Agreements; Certain Assignments(See
                           Section 3.13 of the Standard Terms)

         Section 3.14.     Realization Upon Defaulted Mortgage Loans (See Section 3.14 of the Standard Terms).

         Section 3.15.     Trustee to Cooperate; Release of Custodial Files  (See Section 3.15 of the Standard Terms).

         Section 3.16.     Servicing and Other Compensation; Compensating Interest

                  (a)      (See Section 3.16(a) of the Standard Terms)

                  (b)      Additional  servicing  compensation in the form of assumption fees, late payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or otherwise (but not including  Prepayment  Charges) shall be retained by the Master  Servicer or the  Subservicer to the extent provided  herein,  subject to clause (e) below.  Prepayment
         Charges shall be deposited  into the  Certificate  Account and shall be paid on each  Distribution  Date to the holders of the
         Class P Certificates.

                  (c)      (See Section 3.16(c) of the Standard Terms)

                  (d)      (See Section 3.16(d) of the Standard Terms)

                  (e)      (See Section 3.16(e) of the Standard Terms)

         Section 3.17.     Reports to the Trustee and the Company      (See Section 3.17 of the Standard Terms)

         Section 3.18.     Annual Statement as to Compliance and Servicing Assessment   (See Section 3.18 of the Standard Terms)

         Section 3.19.     Annual Independent Public Accountants' Servicing Report(See Section 3.19 of the Standard Terms)

         Section 3.20.     Rights of the Company in Respect of the Master Servicer      (See Section 3.20 of the Standard Terms)

         Section 3.21.     Administration of Buydown Funds    (See Section 3.21 of the Standard Terms)

         Section 3.22      Advance Facility (See Section 3.22 of the Standard Terms)

ARTICLE IV

                                                    PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.  (See Section 4.01 of the Standard Terms.)

Section 4.02.     Distributions.

(a)      On each  Distribution  Date,  the Trustee (or the Paying Agent on behalf of the Trustee)  shall  allocate and  distribute  the
Available  Distribution  Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of
REMIC I, REMIC II-A, REMIC II-B and REMIC III as specified in this Section.

(b)      (1)               On each Distribution Date, the REMIC I Distribution  Amount shall be distributed by REMIC I to REMIC II-A on account of the REMIC I Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                           (2)      On each Distribution Date, the REMIC II-A Distribution Amount shall be distributed by REMIC II-A to REMIC II-B on account of the REMIC II-A Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                           (3)      On each Distribution Date, the REMIC II-B Distribution Amount shall be distributed by REMIC II-B to REMIC III on account of the REMIC II-B Regular Interests in the amounts and with the priorities set forth in the definition thereof.

                           (4)      Notwithstanding  the distributions on the REMIC I Regular  Interests,  REMIC II-A Regular Interests
and REMIC II-B Regular Interests  described in this Section 4.02(b),  distribution of funds from the Certificate  Account shall be made only in accordance with Section 4.02(c).

(c)      On each  Distribution  Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each  Certificateholder  of record on the next preceding Record Date (other than as provided in Section 9.01 of the
Standard  Terms  respecting  the final  distribution)  either in  immediately  available  funds (by wire  transfer or otherwise) to the account of such  Certificateholder at a bank or other entity having appropriate  facilities therefor, if such  Certificateholder has so notified the Master  Servicer or the Paying  Agent,  as the case may be, or, if such  Certificateholder  has not so notified the Master
Servicer or the Paying Agent by the Record Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate Register,  such  Certificateholder's  share (which share with respect to each Class of Certificates,  shall be based on the aggregate of the Percentage  Interests  represented by Certificates  of the applicable  Class held by such Holder) of the following amounts,  in the  following  order of  priority,  in each case to the  extent of the  Available  Distribution  Amount on deposit in the
Certificate  Account (except that, with respect to clause (vi) below,  such distribution  shall be to the extent of Prepayment  Charges on deposit in the Certificate Account):

(i)      (A)      first, to the Class A  Certificateholders  and Class X Certificateholders,  on a pro rata basis based upon the amount of Accrued Certificate  Interest accrued for such Classes,  the Accrued  Certificate  Interest payable on the Class A
                  Certificates  and Class X Certificates  with respect to such  Distribution  Date,  plus any related  amounts  accrued pursuant to this  clause  (i)(A) but  remaining  unpaid  from any prior  Distribution  Date,  which  amount  shall be allocated pursuant to the Class A Interest Distribution  Priority,  being paid from and in reduction of the Available
                  Distribution Amount for the related Loan Group for such Distribution Date;

                                    (B)     second, to the Class M-1 Certificates,  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any Accrued  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution
                  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (C)     third,  to the Class M-2  Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any Accrued  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution
                  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (D)     fourth,  to the Class M-3 Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any  related  Accrued  Certificate  Interest  due  thereon  remaining  unpaid  from any prior
                  Distribution  Date,  together with interest thereon at the related  Pass-Through Rate in effect for such Distribution
                  Date;

                                    (E)     fifth, to the Class M-4  Certificates,  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any Accrued  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution
                  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (F)     sixth,  to the Class M-5  Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any Accrued  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution
                  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (G)     seventh, to the Class M-6 Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any  related  Accrued  Certificate  Interest  due  thereon  remaining  unpaid  from any prior
                  Distribution  Date,  together with interest thereon at the related  Pass-Through Rate in effect for such Distribution
                  Date;

                                    (H)     eighth, to the Class M-7 Certificates,  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any Accrued  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution
                  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date; and

                                    (I)     ninth,  to the Class M-8  Certificates  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any Accrued  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution
                  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date; and

                                    (J)     tenth, to the Class M-9  Certificates,  Accrued  Certificate  Interest due thereon for such
                  Distribution  Date plus any Accrued  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution
                  Date, together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

(ii)     to the Class A  Certificateholders  and the Class M  Certificateholders,  from the amount,  if any, of Available  Distribution
                  Amount  remaining  after the  foregoing  distributions,  the  Principal  Distribution  Amount,  which amount shall be allocated in the manner and priority set forth in Section 4.02(d),  until the aggregate Certificate Principal Balance of each Class of Class A Certificates  has been reduced to zero and the aggregate  Certificate  Principal  Balance of each Class of Class M Certificates has been reduced to zero;

(iii)    to the  Class  A  Certificateholders  and the  Class M  Certificateholders,  the  principal  portion  of any  Realized  Losses previously  allocated thereto,  first, to the Class A  Certificateholders  on a pro rata basis based on the amount of
                  Realized  Losses  previously  allocated to those  Certificates  and remaining  unreimbursed,  and then to the Class M
                  Certificates,  which amount shall be allocated  sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                  M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9  Certificateholders,  in that order,  but only to the extent of
                  Subsequent Recoveries for that Distribution Date;

(iv)     to the Class A  Certificates  and Class M  Certificates  from the  amount,  if any, of Excess  Cash Flow  remaining  after the foregoing  distributions  the amount of any related Basis Risk Shortfall on such  Certificates  (after giving effect, with respect to the initial  Distribution  Date, to payments made from the Basis Risk Shortfall Reserve Fund),  which amount shall be allocated  first, to the Class A Certificates on a pro rata basis,  based on their  respective  Basis
                  Risk Shortfalls for such  Distribution  Date, and then,  sequentially,  to the Class M-1, Class M-2, Class M-3, Class
                  M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificateholders, in that order;

(v)      to the Class SB Certificates,  from the amount,  if any, of the Available  Distribution  Amount for both Loan Groups remaining after the  foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest  thereon,  (II) the amount of any
                  Overcollateralization  Reduction  Amount for such  Distribution  Date and (III) for any  Distribution  Date after the
                  Certificate  Principal  Balance of each Class A  Certificate  and Class M Certificate  has been reduced to zero,  the
                  Overcollateralization Amount;

(vi)     to the Class P Certificates,  from Prepayment Charges on deposit in the Certificate  Account,  any Prepayment Charges received on the Mortgage Loans during the related Prepayment Period; and

(vii)    to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount for both Loan Groups.

         All payments of amounts in respect of Basis Risk  Shortfall  made pursuant to Section  4.02(c)(iv)  shall,  for federal income tax purposes,  be deemed to have been  distributed  from REMIC III to the holder of the Class SB Certificates  and then paid outside of any REMIC to the recipients  thereof  pursuant to an interest rate cap contract.  By accepting  their  Certificates  the holders of the
Certificates  agree to treat such payments in the manner  described in the  preceding  sentence for purposes of filing their income tax returns.

         Each  distribution  with  respect  to an  Underlying  Certificate  pursuant  to this  Section  4.02(c)  shall be paid from the
Certificate  Account to the Grantor Trust Trustee for deposit in the related Grantor Trust Certificate  Account.  Amounts on deposit in each Grantor Trust  Certificate  Account on each  Distribution  Date shall be distributed to the related Grantor Trust  Certificates as provided in Section 4.10(b).

(d)      The Principal  Distribution  Amount  payable to the Class A  Certificateholders  and the Class M  Certificateholders  shall be distributed as follows:

(i)      first, concurrently, as follows:

                                    (a)     the Group I Principal Distribution Amount shall be distributed, sequentially, as follows:

                                            (A)      concurrently, as follows:

                                                     (i)      the Class I-A1AU/Class  I-A2AU/Class I-A5AU Principal Distribution Amount
                                            to the Class  I-A1AU,  Class I-A2AU and Class I-A5AU  Certificates,  sequentially,  in that order,  in each case until the  Certificate  Principal  Balance thereof has been reduced to zero; and

                                                     (ii)     the  Class  I-A1B  Principal  Distribution  Amount  to  the  Class  I-A1B
                                            Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                                            (B)      to the Class I-A3B  Certificates and Class I-A3A  Certificates,  sequentially,  in that order, in each case until the Certificate  Principal Balance thereof has been reduced to zero;
                                    and

                                            (C)      to the Class I-A4B  Certificates and Class I-A4A  Certificates,  sequentially,  in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero;

                                    (b)     the Group II  Principal  Distribution  Amount,  to the Class II-A  Certificates,  until the
                  Certificate Principal Balance thereof has been reduced to zero;

(ii)     second,  after application of payments pursuant to Section 4.02(d)(i),  concurrently,  (i) the Group I Principal  Distribution
                  Amount to the Class II-A  Certificates  until the Certificate  Principal Balance thereof has been reduced to zero and
                  (ii) the Group II  Principal  Distribution  Amount to the  Class I-A  Certificates  to be  applied  in the manner and priority  described in Section 4.02 (d)(i)(a),  until the Certificate  Principal  Balance thereof has been reduced to zero;

(iii)    third, the Class M-1 Principal  Distribution  Amount shall be distributed to the Class M-1 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero;

(iv)     fourth, the Class M-2 Principal  Distribution  Amount shall be distributed to the Class M-2 Certificates until the Certificate
                  Principal Balance thereof has been reduced to zero;

(v)      fifth, the Class M-3 Principal  Distribution  Amount shall be distributed to the Class M-3 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero;

(vi)     sixth, the Class M-4 Principal  Distribution  Amount shall be distributed to the Class M-4 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero;

(vii)    seventh,  the  Class  M-5  Principal  Distribution  Amount  shall be  distributed  to the  Class  M-5  Certificates  until the
                  Certificate Principal Balance thereof has been reduced to zero;

(viii)   eighth, the Class M-6 Principal  Distribution  Amount shall be distributed to the Class M-6 Certificates until the Certificate
                  Principal Balance thereof has been reduced to zero;

(ix)     ninth, the Class M-7 Principal  Distribution  Amount shall be distributed to the Class M-7 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero;

(x)      tenth, the Class M-8 Principal  Distribution  Amount shall be distributed to the Class M-8 Certificates  until the Certificate
                  Principal Balance thereof has been reduced to zero; and

(xi)     eleventh,  the  Class M-9  Principal  Distribution  Amount  shall be  distributed  to the  Class  M-9  Certificates  until the
                  Certificate Principal Balance thereof has been reduced to zero.

(e)      Notwithstanding  the  foregoing  clauses (c) and (d), upon the reduction of the  Certificate  Principal  Balance of a Class of
Class A  Certificates  or Class M  Certificates  to zero,  such Class of  Certificates  will not be entitled  to further  distributions pursuant to Section 4.02, including, without limitation, the payment of the related Basis Risk Shortfalls pursuant to clause (c)(iv).

(f)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the  Depository,  as Holder  thereof,  and the
Depository  shall be solely  responsible for crediting the amount of such  distribution to the accounts of its Depository  Participants in accordance with its normal  procedures.  Each Depository  Participant  shall be responsible for disbursing such  distribution to the
Certificate  Owners that it represents  and to each indirect  participating  brokerage  firm (a "brokerage  firm") for which it acts as agent.  Each  brokerage  firm shall be  responsible  for disbursing  funds to the  Certificate  Owners that it represents.  None of the
Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g)      Except as  otherwise  provided  in Section  9.01 of the  Standard  Terms,  if the  Master  Servicer  anticipates  that a final distribution  with respect to any Class of  Certificates  will be made on a future  Distribution  Date, the Master  Servicer  shall, no later than 40 days prior to such final  Distribution  Date, notify the Trustee and the Trustee shall, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution,  distribute,  or cause to be distributed, to each Holder of such Class of  Certificates  a notice to the effect that:  (i) the Trustee  anticipates  that the final  distribution with respect to such Class of Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such
Certificates at the office of the Trustee or as otherwise  specified  therein,  and (ii) no interest shall accrue on such  Certificates from and after the end of the related  Interest  Accrual  Period.  In the event that  Certificateholders  required to  surrender  their
Certificates  pursuant to Section  9.01(c) of the Standard  Terms do not  surrender  their  Certificates  for final  cancellation,  the
Trustee shall cause funds  distributable  with respect to such  Certificates to be withdrawn from the Certificate  Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

(h)      On the initial  Distribution  Date, Basis Risk Shortfall amounts with respect to the initial  Distribution  Date, if any, will be paid to the Holders of the Class A Certificates  and Class M  Certificates,  pro rata,  based on the amount of Basis Risk Shortfalls for such Classes, from amounts withdrawn from the Basis Risk Shortfall Reserve Fund.

(i)      On each  Distribution  Date, Net Deferred  Interest (i) with respect to Loan Group I, shall be allocated pro rata to the Class
I-A Certificates  (other than the Grantor Trust  Certificates)  (based on the Certificate  Principal  Balance of each Class relative to the sum of the aggregate  Certificate  Principal  Balance of the Class I-A  Certificates  (other than the Grantor  Trust  Certificates)
immediately prior to the related  Distribution Date) and the Class M Certificates  (based on the Certificate  Principal Balance of each class of Class M Certificates  relative to the Subordinate Amount for Loan Group I immediately prior to the related  Distribution Date)
in reduction of the amount of interest  otherwise  distributable  to such Classes of  Certificates  and (ii) with respect to Loan Group
II,  shall  be  allocated  pro  rata to the  Class  II-A  Certificates  and the  Class M  Certificates  (with  respect  to the  Class M
Certificates,  based on the Certificate  Principal Balance of each class of Class M Certificates relative to the Subordinate Amount for
Loan Group II immediately prior to the related  Distribution  Date) in reduction of the amount of interest  otherwise  distributable to such  Classes of  Certificates;  provided,  however,  to the extent the amount of Net  Deferred  Interest  otherwise  allocable to such
Certificates as described in the preceding  sentence  exceeds the amount of current  interest  accrued on such  Certificates (or on the related  Subordinate  Amount in the case of the Class M Certificates),  then such remaining Net Deferred Interest shall be allocated to the Class SB Certificates to the extent of any current  interest accrued on the Class SB  Certificates,  and then, if necessary,  among the Class I-A (other than the  Grantor  Trust  Certificates),  Class II-A and Class M  Certificates  in  proportion  to, and up to, the amount  of any  remaining  interest  otherwise  distributable  on (i)  the  Class  I-A  Certificates  (other  than  the  Grantor  Trust
Certificates)  and the portion of interest derived from the related  Subordinate  Amount of the Class M Certificates in the case of Net
Deferred  Interest  on the Group I Loans and (ii) the Class II-A  Certificates  and the portion of  interest  derived  from the related
Subordinate  Amount of the Class M Certificates in the case of Net Deferred  Interest on the Group II Loans. Any Net Deferred  Interest
allocated  to a Class of  Certificates  (other than the Grantor  Trust  Certificates)  will be added as  principal  to the  outstanding
Certificate  Principal  Balance of such Class of Certificates.  Interest due on the Grantor Trust  Certificates will not be affected by
Net Deferred  Interest unless there is a default in payment under the related Deferred  Interest Cap Agreement;  in the event of such a default in payment by the Deferred  Interest Cap Agreement  Provider under the related  Deferred  Interest Cap Agreement,  Net Deferred
Interest  allocable to the Underlying  Certificates will be allocated to the related Grantor Trust Certificates in the manner described in this Section 4.02(i).  Net Deferred Interest shall not be allocated to the Class X Certificates.

Section 4.03.     Statements to  Certificateholders;  Statements to the Rating Agencies;  Exchange Act Reporting.  (See Section 4.03 of
the Standard Terms.)

Section 4.04.     Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

                  (a)      (See Section 4.04(a) of the Standard Terms)

                  (b)      On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date, the Master  Servicer shall either (i) deposit in the Certificate  Account from its own funds, or funds received  therefor from the  Subservicers,  an amount equal to the Advances to be made by the Master Servicer in respect of the related  Distribution  Date,  which shall be in an aggregate amount equal to the aggregate  amount of Monthly  Payments (with each interest  portion thereof  adjusted to the Net Mortgage Rate),  less the amount of any related Servicing  Modifications,  Debt Service  Reductions or reductions in the amount of interest  collectable from the
Mortgagor pursuant to the  Servicemembers  Civil Relief Act, as amended,  or similar  legislation or regulations then in effect, on the
Outstanding  Mortgage Loans as of the related Due Date,  which Monthly Payments were not received as of the close of business as of the related  Determination Date;  provided that no Advance shall be made if it would be a Nonrecoverable  Advance;  and provided,  further, that the Monthly Payment  for purposes of this Section  4.04 shall mean the minimum monthly payment due under the Mortgage Note, net of the Servicing Fee and Subservicing  Fee, (ii) withdraw from amounts on deposit in the Custodial  Account and deposit in the Certificate
Account all or a portion of the Amount Held for Future  Distribution  in discharge of any such  Advance,  or (iii) make advances in the form of any  combination  of (i) and (ii)  aggregating  the  amount  of such  Advance.  Any  portion  of the  Amount  Held  for  Future
Distribution so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account on or before 11:00 A.M. New York time on any future  Certificate  Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial  Account for deposit in the Certificate  Account on such Certificate  Account Deposit Date shall be less than payments to
Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial  Account on or before such  Distribution
Date as part of the Advance made by the Master  Servicer  pursuant to this Section 4.04.  The amount of any  reimbursement  pursuant to
Section 4.02(a) in respect of outstanding  Advances on any  Distribution  Date shall be allocated to specific  Monthly Payments due but delinquent for previous Due Periods,  which  allocation shall be made, to the extent  practicable,  to Monthly Payments which have been delinquent for the longest period of time. Such  allocations  shall be conclusive for purposes of  reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The  determination by the Master Servicer that it has made a  Nonrecoverable  Advance or that any proposed  Advance,  if made, would  constitute a  Nonrecoverable  Advance,  shall be evidenced by an Officers'  Certificate of the Master Servicer  delivered to the
Company and the Trustee.

         If the Master  Servicer  determines  as of the Business Day  preceding any  Certificate  Account  Deposit Date that it will be unable to  deposit in the  Certificate  Account an amount  equal to the  Advance  required  to be made for the  immediately  succeeding
Distribution  Date, it shall give notice to the Trustee of its  inability to advance (such notice may be given by telecopy),  not later than 3:00 P.M.,  New York time,  on such  Business Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M., New York time, on the Certificate  Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy)  that the Master  Servicer  shall have directly or indirectly deposited  in the  Certificate  Account  such  portion of the amount of the  Advance as to which the Master  Servicer  shall have given notice  pursuant to the preceding  sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations of the Master
Servicer  under this  Agreement  in  accordance  with  Section 7.01 and (b) assume the rights and  obligations  of the Master  Servicer hereunder,  including  the  obligation  to deposit  in the  Certificate  Account an amount  equal to the  Advance  for the  immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

(a)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine the total amount of Realized  Losses,  if any, that resulted from any Cash  Liquidation,  Servicing  Modifications,  Debt Service  Reduction,  Deficient  Valuation or REO Disposition that occurred  during the related  Prepayment  Period or, in the case of a  Servicing  Modification  that  constitutes  a  reduction  of the interest  rate on a Mortgage  Loan,  the amount of the  reduction  in the interest  portion of the Monthly  Payment due in the month in which such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized
Losses on the Mortgage Loans shall be allocated as follows:

         first, to the Excess Cash Flow as part of the Principal  Distribution  Amount as provided in Section 4.02(c), to the extent of the Excess Cash Flow for such Distribution Date;

         second, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

         third, to the Class M-9 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         fourth, to the Class M-8 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         fifth, to the Class M-7 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         sixth, to the Class M-6 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         seventh, to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         eighth, to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         ninth, to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         tenth,  to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

         eleventh, to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

         twelfth,  for Realized Losses on the Group I Loans, to all of the Class I-A  Certificates on a pro rata basis (with respect to the Grantor Trust  Certificates,  indirectly  through the related  Underlying  Certificates),  and for Realized  Losses on the Group II
Loans, to the Class II-A Certificates,  until the Certificate Principal Balances thereof have been reduced to zero; provided,  however, that (a) such losses otherwise  allocable to the Class I-A1AU,  Class I-A2AU and Class I-A5AU  Certificates  will be allocated first to the Class I-A1B  Certificates  until the Certificate  Principal  Balance of the Class I-A1B  Certificates has been reduced to zero, and then to the Class I-A1AU,  Class I-A2AU and Class I-A5AU  Certificates (and,  therefore,  to the Grantor Trust Certificates  indirectly through the related Underlying  Certificates) on a pro rata basis, (b) such losses otherwise  allocable to the Class I-A3A Certificates will be allocated first to the Class I-A3B  Certificates  until the Certificate  Principal Balance of the Class I-A3B  Certificates has
been  reduced  to zero,  and then to the  Class  I-A3A  Certificates,  and (c) such  losses  otherwise  allocable  to the  Class  I-A4A
Certificates  will be  allocated  first to the Class I-A4B  Certificates  until the  Certificate  Principal  Balance of the Class I-A4B
Certificates has been reduced to zero, and then to the Class I-A4A Certificates.

(b)      Any allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the Class A Certificates
(with respect to the Grantor Trust  Certificates,  indirectly through the related  Underlying  Certificates) or Class M Certificates on
any  Distribution  Date  shall be made by  reducing  the  Certificate  Principal  Balance  thereof by the  amount so  allocated,  which allocation  shall be deemed to have occurred on such  Distribution  Date,  until the  Certificate  Principal  Balance  thereof has been reduced to zero; provided,  that no such reduction shall reduce the aggregate  Certificate  Principal Balance of the Certificates below the aggregate  Stated  Principal  Balance of the Mortgage  Loans.  Allocations of the interest  portions of Realized Losses (other than any interest  rate  reduction  resulting  from a Servicing  Modification)  to any Class of Class A  Certificates  (with  respect to the
Grantor Trust  Certificates,  indirectly through the related Underlying  Certificates) or Class M Certificates on any Distribution Date
shall  be made by  operation  of the  definition  of  "Accrued  Certificate  Interest"  for each  Class  for  such  Distribution  Date.
Allocations  of the interest  portion of a Realized  Loss  resulting  from an interest rate  reduction in  connection  with a Servicing
Modification  shall be made by operation of the priority of payment  provisions of Section  4.02(c).  All Realized Losses and all other losses  allocated to a Class of  Certificates  hereunder will be allocated  among the  Certificates  of such Class in proportion to the
Percentage Interests evidenced thereby.

(c)      All Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I  Regular  Interests as
provided in the definition of REMIC I Realized Losses.

(d)      A Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC II-A  Regular Interests as
provided in the definition of REMIC II-A Realized Losses.

(e)      A Realized Losses on the Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC II-B  Regular Interests as
provided in the definition of REMIC II-B Realized Losses.

(f)      Realized Losses allocated to the Excess Cash Flow or the  Overcollateralization  Amount pursuant to paragraphs (a), (b) or (c)
of this Section, the definition of Accrued Certificate  Interest and the operation of Section 4.02(c)  shall be deemed allocated to the
Class SB  Certificates.  Realized Losses  allocated to the Class SB  Certificates  shall, to the extent such Realized Losses  represent
Realized Losses on an interest portion,  be allocated to the REMIC III Regular Interest SB-IO.  Realized Losses allocated to the Excess
Cash Flow pursuant to paragraph (b) of this Section shall be deemed to reduce  Accrued  Certificate  Interest on the REMIC III  Regular
Interest  SB-IO.  Realized  Losses  allocated to the  Overcollateralization  Amount  pursuant to paragraph (b) of this Section shall be deemed first to reduce the principal  balance of the REMIC III  Regular  Interest  SB-PO until such  principal  balance shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on the REMIC III Regular Interest SB-IO.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged Property.  (See Section 4.06 of the Standard Terms.)

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.  (See Section 4.07 of the Standard Terms.)

Section 4.08.     Surety Bond.  (See Section 4.08 of the Standard Terms.)

Section 4.09.     Basis Risk Shortfall Reserve Fund.

(a)       On or before  the  Closing  Date,  the  Trustee  shall  establish  a Reserve  Fund on  behalf of the  Holders  of the Class A
Certificates  and Class M Certificates.  The Reserve Fund must be an Eligible  Account.  The Reserve Fund shall be entitled "Basis Risk
Shortfall  Reserve Fund,  Deutsche Bank Trust Company  Americas,  as Trustee for the benefit of holders of Residential  Accredit Loans,
Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-QO8" (the "Basis Risk Shortfall Reserve Fund").  The Basis Risk
Shortfall  Reserve Fund shall be an Eligible Account or a sub-account of an Eligible  Account.  On the Closing Date, the Depositor will cause,  on behalf of the Trust,  the Basis Risk Shortfall  Reserve Fund Amount to be deposited  into the Basis Risk  Shortfall  Reserve
Fund.  Pursuant to Section  4.02(h),  on the initial  Distribution  Date,  amounts on deposit in the Basis Risk Shortfall  Reserve Fund will be withdrawn from the Basis Risk  Shortfall  Reserve Fund and deposited  into the  Certificate  Account for payment to the Class A
Certificates  and Class M  Certificates  to the  extent of any Basis  Risk  Shortfall  Amount on the Class A  Certificates  and Class M
Certificates  on such  initial  Distribution  Date.  After the  initial  Distribution  Date,  all amounts  remaining  in the Basis Risk
Shortfall  Reserve Fund will be  distributed  to Lehman  Brothers Inc. or its designee,  and following  such  withdrawal the Basis Risk
Shortfall Reserve Fund will be closed.

(b)      The Trustee  will invest  funds  deposited  in the Basis Risk  Shortfall  Reserve  Fund as  directed by the  Depositor  or its designee in writing in Permitted  Investments  with a maturity date (i) no later than the Business Day  immediately  preceding the date on which such funds are required to be withdrawn from such account  pursuant to this  Agreement,  if a Person other than the Trustee or an  Affiliate  of the  Trustee is the  obligor  for the  Permitted  Investment,  or (ii) no later than the date on which such funds are required  to be  withdrawn  from such  account or sub  account of a trust  account  pursuant  to this  Agreement,  if the Trustee or an affiliate of the Trustee is the obligor for the Permitted  Investment (or, if no written  direction is received by the Trustee from the
Depositor,  then funds in such account shall remain uninvested).  For federal income tax purposes,  the Depositor shall be the owner of the Basis Risk  Shortfall  Reserve Fund and shall report all items of income,  deduction,  gain or loss arising  therefrom.  At no time will the Basis Risk Shortfall  Reserve Fund be an asset of any REMIC created  hereunder.  All income and gain realized from  investment of funds deposited in the Basis Risk Shortfall  Reserve Fund, which  investment shall be made solely upon the written  direction of the
Depositor,  shall be for the sole and exclusive  benefit of the Depositor and shall be remitted by the Trustee to the Depositor  within one Business Day from the closing of the Basis Risk  Shortfall  Reserve Fund.  The Depositor  shall deposit in the Basis Risk Shortfall
Reserve Fund the amount of any net loss incurred in respect of any such  Permitted  Investment  immediately  upon  realization  of such loss.

Section 4.10.     Deferred Interest Cap Agreements.
(a)      The Grantor Trust  Trustee  shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders, the Grantor Trust Certificate Accounts and (ii) for the benefit of the  Certificateholders,  cause each Grantor Trust to enter into the related Deferred Interest Cap Agreement.

(b)      The Grantor  Trust  Trustee  shall  deposit in each Grantor  Trust  Certificate  Account all payments  that are payable to the related Grantor Trust under the Deferred  Interest Cap Agreement.  On each  Distribution  Date, the Grantor Trust Trustee will withdraw the  Grantor  Trust  Available  Funds from the Grantor  Trust  Certificate  Account for each  Grantor  Trust and such  amounts  will be distributed in the following priority:

                  (i)      to the Deferred Interest Cap Agreement Provider,  interest,  if any, on the Cap Deferred Interest Amount for such Distribution Date;

                  (ii)     to the related Grantor Trust Certificates,  Accrued Certificate  Interest thereon for that Distribution Date plus any Accrued  Certificate  Interest,  together with interest thereon at the related  Pass-Through  Rate,  remaining unpaid from any prior Distribution Date;

                  (iii)    to the Deferred  Interest Cap Agreement  Provider,  the Cap Deferred  Interest Amount for such  Distribution
Date;

                  (iv)     to the related  Grantor  Trust  Certificates,  any  principal  distributions  received from the Class I-A1AU
Certificates (in the case of the Class I-A1A  Certificates),  Class I-A2AU  Certificates (in the case of the Class I-A2A  Certificates)
or Class I-A5AU Certificates (in the case of the Class I-A5A Certificates),  in reduction of the Certificate  Principal Balance of such
Grantor Trust Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

                  (v)      to the Deferred  Interest Cap  Agreement  Provider,  any  termination  payments (as set forth in the related
Deferred Interest Cap Agreement) from the applicable Grantor Trust Available Funds.

(c)      Subject to  Sections  8.01 and 8.02 of this  Agreement,  the  Grantor  Trust  Trustee  agrees to comply  with the terms of the
Deferred Interest Cap Agreements and to enforce the terms and provisions  thereof against the Deferred Interest Cap Agreement  Provider at the written  direction of the Holders of the related  Grantor  Trust  Certificates  entitled to at least 51% of the Voting Rights of the related  Grantor Trust, or if the Grantor Trust Trustee does not receive such direction from such  Certificateholders,  then at the written direction of Residential Funding.

Section 4.11.     Yield Maintenance Agreement.

(a)      On the Closing Date,  the Grantor  Trust  Trustee  shall,  for the benefit of the Class I-A2A  Certificateholders,  cause RALI
Grantor  Trust I-A2A to enter into the Yield  Maintenance  Agreement.  On the  Business  Day prior to each  Distribution  Date from and including the Distribution  Date in November 2006 to and including the Distribution  Date in July 2009, the Grantor Trust Trustee shall deposit any amounts  received  under the Yield  Maintenance  Agreement into the Grantor Trust  Certificate  Account for the Class I-A2A
Certificates.  On each  Distribution  Date from and including the Distribution  Date in November 2006 to and including the Distribution
Date in July 2009,  the  Grantor  Trust  Trustee  shall  withdraw  from the  Grantor  Trust  Certificate  Account  for the Class  I-A2A
Certificates any amounts received under the Yield  Maintenance  Agreement for such Distribution Date and distribute such amounts to the holders of the Class I-A2A Certificates.

(b)      In the event that the Yield Maintenance  Agreement,  or any replacement thereof,  terminates prior to the Distribution Date in
July 2009, the Master Servicer,  but at no expense to the Master Servicer,  on behalf of the Grantor Trust Trustee,  to the extent that the termination value under the Yield Maintenance  Agreement is sufficient  therefor and only to the extent of the termination  payment received from the Yield  Maintenance  Agreement  Provider,  shall (i) cause a new yield  maintenance  agreement  provider to assume the obligations of such terminated yield maintenance  agreement provider or (ii) cause a new yield maintenance  agreement provider to enter into a new yield  maintenance  agreement  with RALI Grantor  Trust I-A2A having  substantially  similar terms as those set forth in the
Yield Maintenance Agreement.

ARTICLE V

                                                           THE CERTIFICATES

         Section 5.01.     The Certificates.  (See Section 5.01 of the Standard Terms)

         Section 5.02.     Registration of Transfer and Exchange of Certificates.

         (a)      (See Section 5.02(a) of the Standard Terms)

         (b)      Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee  maintained for such  purpose  pursuant  to  Section  8.12  and,  in the case of any  Underlying  Certificate,  Class X,  Class P,  Class SB or Class R
Certificate,  upon satisfaction of the conditions set forth below, the Trustee or Grantor Trust Trustee,  as applicable,  shall execute and the Certificate  Registrar shall  authenticate and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

         (c)      (See Section 5.02(c) of the Standard Terms)

         (d)      No transfer,  sale, pledge or other disposition of an Underlying  Certificate,  Class X, Class P, Class SB or Class R
Certificate shall be made unless such transfer,  sale, pledge or other disposition is exempt from the registration  requirements of the
Securities Act of 1933, as amended,  and any applicable state  securities laws or is made in accordance with said Act and laws.  Except with respect to the transfer of an Underlying  Certificate,  Class X, Class P or Class SB Certificate by the Company to an Affiliate or
the transfer of an Underlying  Certificate,  Class X, Class P or Class SB  Certificate  from the Company or an Affiliate of the Company to an owner trust or other entity  established  by the Company,  in the event that a transfer of an  Underlying  Certificate,  Class X,
Class P or Class SB  Certificate is to be made either (i)(A) the Trustee shall require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption,  describing the applicable  exemption and the basis therefor,  from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel  shall not be an expense of the Trustee,  the Company or the Master  Servicer  (except that, if such transfer is made by the
Company or the Master  Servicer or any Affiliate  thereof,  the Company or the Master Servicer shall provide such Opinion of Counsel at their own  expense);  provided that such Opinion of Counsel will not be required in  connection  with the initial  transfer of any such
Certificate  by the Company or any  Affiliate  thereof to the Company or an Affiliate of the Company and (B) the Trustee  shall require the  transferee to execute a  representation  letter,  substantially  in the form of Exhibit H to the Standard  Terms,  and the Trustee shall require the transferor to execute a representation  letter,  substantially  in the form of Exhibit I to the Standard Terms,  each acceptable  to and in form and  substance  satisfactory  to the Company and the Trustee  certifying  to the Company and the Trustee the facts  surrounding  such  transfer,  which  representation  letters  shall not be an expense of the Trustee,  the Company or the Master
Servicer;  provided,  however,  that such  representation  letters  will not be required in  connection  with any  transfer of any such
Certificate  by the Company or any Affiliate  thereof to the Company or an Affiliate of the Company,  and the Trustee shall be entitled to  conclusively  rely upon a  representation  (which,  upon the request of the Trustee,  shall be a written  representation)  from the
Company,  of the status of such  transferee  as an Affiliate of the Company or (ii) the  prospective  transferee  of such a Certificate shall be required to provide the Trustee,  the Company and the Master Servicer with an investment  letter  substantially in the form of
Exhibit J  attached  to the  Standard  Terms (or such  other  form as the  Company  in its sole  discretion  deems  acceptable),  which investment  letter shall not be an expense of the Trustee,  the Company or the Master  Servicer,  and which  investment  letter  states that,  among other things,  such  transferee (A) is a "qualified  institutional  buyer" as defined under Rule 144A,  acting for its own account or the  accounts of other  "qualified  institutional  buyers" as defined  under Rule 144A,  and (B) is aware that the  proposed transferor intends to rely on the exemption from registration  requirements  under the Securities Act of 1933, as amended,  provided by
Rule 144A.  Any  transferee  of an  interest  in a Rule 144A  Global  Offered  Certificate  from a holder of an interest in a Rule 144A
Global Offered  Certificate  will be deemed to have  represented and warranted as to the matters set forth in Exhibit I attached to the
Standard Terms. The Holder of any such Certificate  desiring to effect any such transfer,  sale, pledge or other disposition shall, and does hereby agree to,  indemnify the Trustee,  the Company,  the Master  Servicer and the Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition  is not so exempt or is not made in accordance  with such federal and state laws.

         (e)      (i)      In the case of any Class P, Class SB or Class R Certificate  presented for  registration  in the name of any
Person,  either (A) the  Trustee  shall  require an Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the
Trustee,  the  Company  and the  Master  Servicer  to the  effect  that the  purchase  or  holding of such Class P, Class SB or Class R
Certificate is permissible under applicable law, will not constitute or result in any non-exempt  prohibited  transaction under Section
406 of the  Employee  Retirement  Income  Security  Act of 1974,  as  amended  ("ERISA"),  or Section  4975 of the Code (or  comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Company or the Master  Servicer to any obligation or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in this
Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer or (B) the prospective
Transferee  shall be required to provide the Trustee,  the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class P Certificate  or Class SB  Certificate)  or paragraph  fifteen of Exhibit G-1
(with respect to any Class R  Certificate),  which the Trustee may rely upon without further  inquiry or  investigation,  or such other certifications  as the Trustee may deem desirable or necessary in order to establish  that such  Transferee or the Person in whose name such  registration  is  requested  either (a) is not an  employee  benefit  plan or other plan  subject to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code, or any Person  (including an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition  (each, a "Plan Investor") or (b) in the case of any Class P  Certificate  or Class SB  Certificate,  the  following  conditions  are  satisfied:  (i) such  Transferee  is an insurance company,  (ii) the source of funds used to purchase or hold such  Certificate  (or interest  therein) is an "insurance  company general account" (as defined in U.S.  Department of Labor Prohibited  Transaction Class Exemption  ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each entity that  satisfies  this clause (b), a  "Complying  Insurance
Company").

                  (ii)     Any  Transferee of a Class M  Certificate  will be deemed to have  represented  by virtue of its purchase or holding of such  Certificate (or interest  therein) that either (a) such Transferee is not a Plan Investor,  (b) it has acquired and is holding such Certificate in reliance on Prohibited  Transaction  Exemption  ("PTE") 94-29, as most recently  amended,  PTE 2002-41,  67
Fed.  Reg.  54487  (August  22,  2002)  (the "RFC  Exemption"),  and that it  understands  that  there are  certain  conditions  to the availability of the RFC Exemption  including that such  Certificate  must be rated, at the time of purchase,  not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

                  (iii)    (A) If any Class M  Certificate  (or any  interest  therein) is acquired or held by any Person that does not satisfy the conditions  described in paragraph (ii) above,  then the last preceding  Transferee that either (i) is not a Plan Investor,
(ii) acquired such Certificate in compliance with the RFC Exemption,  or (iii) is a Complying  Insurance Company shall be restored,  to the extent  permitted by law, to all rights and  obligations as Certificate  Owner thereof  retroactive to the date of such Transfer of such Class M  Certificate.  The Trustee  shall be under no liability to any Person for making any payments due on such  Certificate  to such preceding Transferee.

                           (B)      Any  purported  Certificate  Owner  whose  acquisition  or holding of any Class M  Certificate  (or interest  therein) was effected in  violation  of the  restrictions  in this Section  5.02(e)  shall  indemnify  and hold  harmless the
Company,  the  Trustee,  the Master  Servicer,  any  Subservicer,  the  Underwriters  and the Trust Fund from and  against  any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

                  (iv)     Each Holder of a Grantor  Trust  Certificate  or any interest  therein  acquired as of any date prior to the termination of the related  Deferred  Interest Cap Agreement and, in the case of the Class I-A2A  Certificates,  the Yield  Maintenance
Agreement,  that is a Plan Investor  shall be deemed to have  represented,  by its  acquisition  or holding of such  Certificate or any interest therein,  that at least one of PTCE 84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable  exemption applies to such Holder's right to receive payments from the related Grantor Trust.

         (f)      (See Section 5.02(f) of the Standard Terms)

         (g)      (See Section 5.02(g) of the Standard Terms)

         (h)      (See Section 5.02(h) of the Standard Terms)

         (i)      The Holder of a Class SB Certificate  desiring to effect any transfer,  sale, pledge or other disposition  shall, and does hereby agree to,  indemnify the Trustee,  the Company,  the Master  Servicer and the Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with the provisions of this Agreement.

         Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.  (See Section 5.03 of the Standard Terms)

         Section 5.04.     Persons Deemed Owners.  (See Section 5.04 of the Standard Terms)

         Section 5.05.     Appointment of Paying Agent.

         The  Trustee  and  Grantor  Trust  Trustee  may  appoint  a Paying  Agent  for the  purpose  of  making  distributions  to the
Certificateholders  pursuant to Section 4.02. In the event of any such  appointment,  on or prior to each  Distribution Date the Master
Servicer on behalf of the Trustee or Grantor Trust  Trustee,  as  applicable,  shall  deposit or cause to be deposited  with the Paying
Agent a sum sufficient to make the payments to the  Certificateholders  in the amounts and in the manner  provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

         The Trustee or Grantor Trust Trustee,  as  applicable,  shall cause each Paying Agent to execute and deliver to the Trustee or
Grantor Trust Trustee,  as applicable,  an instrument in which such Paying Agent shall agree with the Trustee or Grantor Trust Trustee, as  applicable,  that such  Paying  Agent  shall hold all sums held by it for the  payment to the  Certificateholders  in trust for the benefit of the Certificateholders  entitled thereto until such sums shall be distributed to such  Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the  Certificateholders  on the date of receipt by such Paying Agent.

         Section 5.06.     U.S.A. Patriot Act Compliance.  (See Section 5.05 of the Standard Terms)

ARTICLE VI

                                                  THE COMPANY AND THE MASTER SERVICER

                                                (See Article VI of the Standard Terms.)

ARTICLE VII

                                                                DEFAULT

                                               (See Article VII of the Standard Terms.)

ARTICLE VIII

                                           CONCERNING THE TRUSTEE AND GRANTOR TRUST TRUSTEE

         Section 8.01.     Duties of the Trustee and Grantor Trust Trustee.

         (a)      The Trustee and Grantor Trust Trustee,  prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred,  undertake to perform such duties and only such duties as are  specifically set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been cured or waived),  the  Trustee and Grantor  Trust
Trustee shall  exercise such of the rights and powers  vested in each by this  Agreement,  and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b)      The Trustee or Grantor Trust  Trustee,  as applicable,  upon receipt of all  resolutions,  certificates,  statements, opinions,  reports,  documents,  orders or other  instruments  furnished to the Trustee or Grantor Trust Trustee which are specifically required to be furnished  pursuant to any  provision of this  Agreement,  shall  examine them to determine  whether they conform to the requirements of this Agreement.  The Trustee or Grantor Trust Trustee, as applicable,  shall notify the  Certificateholders of any such documents  which do not  materially  conform to the  requirements  of this  Agreement  in the event that the  Trustee or Grantor  Trust
Trustee, as applicable, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee  shall forward or cause to be forwarded in a timely  fashion the notices,  reports and  statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  4.06,  7.03 and 10.01.  The Trustee and Grantor Trust Trustee shall furnish in a timely fashion to the Master Servicer such  information as the Master Servicer may reasonably  request from time to time for the Master
Servicer to fulfill its duties as set forth in this  Agreement.  The Trustee and Grantor  Trust  Trustee  covenant  and agree that each shall perform its  respective  obligations  hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series  Supplement  as a REMIC under the REMIC  Provisions  and  (subject to Section  10.01(f))  to prevent the  imposition  of any federal,  state or local  income,  prohibited  transaction,  contribution  or other tax on the Trust Fund or any  Grantor  Trust to the extent that maintaining  such status and avoiding such taxes are reasonably  within the control of the Trustee or Grantor Trust Trustee and are reasonably within the scope of their respective duties under this Agreement.

         (c)      No provision of this  Agreement  shall be construed to relieve the Trustee or Grantor Trust  Trustee,  as applicable, from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                  (i)      Prior to the  occurrence  of an Event of  Default,  and  after the  curing  or waiver of all such  Events of
Default  which may have  occurred,  the duties and  obligations  of the Trustee and Grantor  Trust  Trustee,  as  applicable,  shall be determined  solely by the express  provisions  of this  Agreement,  the Trustee or Grantor Trust Trustee shall not be liable except for the performance of such duties and obligations as are  specifically  set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against the Trustee or Grantor Trust  Trustee,  and, in the absence of bad faith on the part of the
Trustee or Grantor Trust  Trustee,  the Trustee or Grantor Trust Trustee may  conclusively  rely, as to the truth of the statements and the  correctness  of the opinions  expressed  therein,  upon any  certificates  or opinions  furnished to the Trustee or Grantor  Trust
Trustee,  as applicable,  by the Company or the Master  Servicer and which on their face, do not contradict  the  requirements  of this
Agreement;

                  (ii)     The Trustee or Grantor Trust  Trustee  shall not be personally  liable for an error of judgment made in good faith by a Responsible  Officer or  Responsible  Officers of the Trustee or Grantor Trust Trustee,  as  applicable,  unless it shall be proved that the Trustee or Grantor Trust Trustee, as applicable, was negligent in ascertaining the pertinent facts;

                  (iii)    The Trustee  shall not be  personally  liable with  respect to any action  taken,  suffered or omitted to be taken by it in good faith in accordance with the direction of  Certificateholders  of any Class holding Certificates which evidence, as to such Class,  Percentage  Interests  aggregating not less than 25% as to the time,  method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                  (iv)     The Trustee  shall not be charged  with  knowledge  of any  default  (other than a default in payment to the
Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default  under clauses  (iii),  (iv) and (v) of Section 7.01 unless a Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the  Trustee  receives  written  notice of such  failure or event at its  Corporate  Trust  Office  from the Master
Servicer, the Company or any Certificateholder; and

                  (v)      Except to the extent  provided in Section 7.02, no provision in this Agreement  shall require the Trustee or
Grantor Trust Trustee, as applicable,  to expend or risk its own funds (including,  without  limitation,  the making of any Advance) or otherwise  incur any personal  financial  liability in the  performance  of any of its duties as Trustee or Grantor Trust  Trustee,  as applicable,  hereunder,  or in the exercise of any of its rights or powers,  if the Trustee or Grantor Trust  Trustee,  as  applicable, shall have  reasonable  grounds for  believing  that  repayment  of funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

         (d)      The Trustee  shall timely pay, from its own funds,  the amount of any and all federal,  state and local taxes imposed on the Trust Fund or its assets or transactions including,  without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section  860F of the Code,  if, when and as the same shall be due and  payable,  (B) any tax on  contributions  to a REMIC after the
Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section
860G(c)  of the  Code,  but only if such  taxes  arise  out of a breach by the  Trustee  of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02.     Certain Matters Affecting the Trustee and Grantor Trust Trustee.

         (a)      Except as otherwise provided in Section 8.01:

                  (i)      The  Trustee  or  Grantor  Trust  Trustee,  as  applicable,  may rely and  shall be  protected  in acting or refraining  from acting upon any  resolution,  Officers'  Certificate,  certificate  of auditors or any other  certificate,  statement, instrument,  opinion, report, notice, request,  consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii)     The Trustee or Grantor Trust  Trustee,  as  applicable,  may consult with counsel and any Opinion of Counsel shall be full and complete  authorization  and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii)    The Trustee or Grantor Trust  Trustee,  as  applicable,  shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute,  conduct or defend any litigation  hereunder or in relation  hereto at the  request,  order or  direction  of any of the  Certificateholders,  pursuant  to the  provisions  of this  Agreement,  unless  such
Certificateholders  shall have  offered to the Trustee or Grantor  Trust  Trustee,  as  applicable,  reasonable  security or  indemnity against the costs,  expenses and  liabilities  which may be incurred  therein or thereby;  nothing  contained  herein  shall,  however, relieve the Trustee of the  obligation,  upon the occurrence of an Event of Default  (which has not been cured or waived),  to exercise such of the rights and powers  vested in it by this  Agreement,  and to use the same  degree of care and skill in their  exercise  as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv)     The Trustee or Grantor Trust Trustee,  as applicable,  shall not be personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion  or rights or powers  conferred upon it by this Agreement;

                  (v)      Prior to the  occurrence  of an Event of Default  hereunder  and after the curing or waiver of all Events of
Default which may have  occurred,  the Trustee  shall not be bound to make any  investigation  into the facts or matters  stated in any resolution,  certificate,  statement,  instrument,  opinion, report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested  in writing so to do by Holders of  Certificates  of any Class  evidencing,  as to such Class,  Percentage
Interests,  aggregating  not less than 50%;  provided,  however,  that if the payment  within a  reasonable  time to the Trustee of the costs,  expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee,  not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require  reasonable indemnity  against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such examination  shall be paid by the Master Servicer,  if an Event of Default shall have occurred and is continuing,  and otherwise by the  Certificateholder requesting the investigation;

                  (vi)     The Trustee or Grantor Trust Trustee,  as applicable,  may execute any of the trusts or powers  hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                  (vii)    To the extent authorized under the Code and the regulations promulgated  thereunder,  each Holder of a Class
R  Certificate  hereby  irrevocably  appoints and  authorizes  the Trustee to be its  attorney-in-fact  for purposes of signing any Tax
Returns  required  to be filed on behalf of the Trust  Fund.  The  Trustee  shall sign on behalf of the Trust  Fund and  deliver to the
Master  Servicer in a timely  manner any Tax Returns  prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable  federal,  state or local tax laws,  provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b)      Following  the issuance of the  Certificates,  the Trustee shall not accept any  contribution  of assets to the Trust
Fund unless  (subject to Section  10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution  will not (i) cause any portion of any REMIC formed under the Series  Supplement to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such  contribution
(including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

         Section 8.03.     Trustee and Grantor Trust Trustee Not Liable for Certificates or Mortgage Loans.

         The recitals  contained  herein and in the  Certificates  (other than the  execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the Company or the Master  Servicer as the case may be, and the Trustee and Grantor Trust Trustee assume no  responsibility  for their  correctness.  The Trustee and Grantor Trust Trustee make no  representations  as to the validity or  sufficiency  of this Agreement or of the  Certificates  (except that the  Certificates shall be duly and validly executed and authenticated by it as Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)System.  Except as otherwise  provided herein,  the Trustee and Grantor Trust Trustee shall not be accountable for the use or application by the Company or the Master  Servicer of any of the  Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds paid to the Company or the Master  Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

         Section 8.04.     Trustee and Grantor Trust Trustee May Own Certificates.

         The  Trustee  and  Grantor  Trust  Trustee,  in their  individual  or any other  capacity,  may become the owner or pledgee of
Certificates with the same rights it would have if it were not Trustee or Grantor Trust Trustee, as applicable.

         Section 8.05.     Master Servicer to Pay Trustee's and Grantor Trust Trustee's Fees and Expenses; Indemnification.

         (a)      The Master  Servicer  covenants and agrees to pay to the Trustee,  any  co-trustee and the Grantor Trust Trustee from time to time,  and the Trustee,  any  co-trustee  and the Grantor Trust Trustee shall be entitled to,  reasonable  compensation  (which shall not be  limited by any  provision  of law in regard to the  compensation  of a trustee  of an  express  trust)  for all  services rendered by each of them in the execution of the trusts  hereby  created and in the exercise and  performance  of any of the powers and duties  hereunder of the Trustee,  any  co-trustee  and the Grantor Trust  Trustee,  and the Master  Servicer will pay or reimburse the
Trustee,  any co-trustee and the Grantor Trust Trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee,  any  co-trustee  or the Grantor  Trust Trustee in  accordance  with any of the  provisions  of this  Agreement
(including  the  reasonable  compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ,  and the expenses  incurred by the Trustee,  any co-trustee or the Grantor Trust Trustee in connection  with the appointment of an office or agency  pursuant to Section 8.12) except any such  expense,  disbursement  or advance as may arise from its  negligence or bad faith.

         (b)      The Master  Servicer  agrees to indemnify the Trustee or Grantor Trust Trustee,  as applicable,  for, and to hold the
Trustee or Grantor Trust Trustee,  as applicable,  harmless  against,  any loss,  liability or expense incurred  without  negligence or willful  misconduct on the Trustee's or Grantor Trust  Trustee's,  as  applicable,  part,  arising out of, or in connection  with,  the acceptance and  administration  of the Trust Fund or any Grantor  Trust,  as  applicable,  including the costs and expenses  (including reasonable  legal fees and expenses) of defending  itself  against any claim in connection  with the exercise or  performance of any of their respective powers or duties under this Agreement,  any Deferred Interest Cap Agreement,  the Yield Maintenance  Agreement and the
Custodial  Agreement,  and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee  harmless  against, any loss,  liability or expense  arising out of, or in connection  with, the  provisions  set forth in the second  paragraph of Section
2.01(c) hereof,  including,  without limitation,  all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding,  pending or threatened,  relating to the provisions of this paragraph, provided that:

                  (i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written  notice  thereof promptly after the Trustee shall have actual knowledge thereof;

                  (ii)     while  maintaining  control over its own defense,  the Trustee  shall  cooperate  and consult fully with the
Master Servicer in preparing such defense; and

                  (iii)    notwithstanding  anything in this  Agreement to the contrary,  the Master  Servicer  shall not be liable for settlement  of any claim by the Trustee  entered into  without the prior  consent of the Master  Servicer  which  consent  shall not be unreasonably withheld.

         No  termination of this  Agreement  shall affect the  obligations  created by this Section  8.05(b) of the Master  Servicer to indemnify the Trustee or Grantor Trust Trustee, as applicable, under the conditions and to the extent set forth herein.

         Notwithstanding  the  foregoing,  the  indemnification  provided by the Master  Servicer in this Section  8.05(b) shall not be available  (A) for any loss,  liability or expense of the Trustee or Grantor  Trust  Trustee,  as  applicable,  including the costs and expenses  of  defending  itself  against any claim,  incurred in  connection  with any  actions  taken by the Trustee or Grantor  Trust
Trustee,  as applicable,  at the direction of the  Certificateholders  pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

         Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking  association  having its principal office in a state and city  acceptable  to the  Company  and  organized  and doing  business  under the laws of such state or the United  States of
America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least $50,000,000 and  subject to  supervision  or  examination  by federal or state  authority.  If such  corporation  or national  banking  association publishes  reports of condition at least annually,  pursuant to law or to the  requirements  of the aforesaid  supervising or examining authority,  then for the  purposes of this  Section the  combined  capital  and surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent report of condition so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign  immediately in the manner and with the effect specified in Section 8.07.

         The Trustee and Grantor Trust Trustee, and any successors thereto, shall at all times be the same Person.

         Section 8.07.     Resignation and Removal of the Trustee and Grantor Trust Trustee.

         (a)      The Trustee and Grantor Trust  Trustee,  together,  may at any time resign and be  discharged  from the trusts hereby created by giving  written  notice  thereof to the Company.  Upon  receiving  such notice of  resignation,  the Company shall  promptly appoint a successor trustee and successor  supplemental interest trust trustee by written instrument,  in duplicate,  one copy of which instrument shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor  trustee and successor grantor trust trustee  shall have been so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning  Trustee and Grantor Trust Trustee may petition any court of competent  jurisdiction for the appointment of a successor trustee and successor grantor trust trustee.

         (b)      If at any time the Trustee  shall cease to be eligible in  accordance  with the  provisions of Section 8.06 and shall fail to resign after  written  request  therefor by the Company,  or if at any time the Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public  officer shall  take  charge or control of the  Trustee  or of its  property  or affairs  for the  purpose of  rehabilitation,  conservation  or liquidation,  then the Company may remove the Trustee and Grantor Trust Trustee and appoint a successor trustee by written  instrument, in  duplicate,  one copy of which  instrument  shall be delivered to the Trustee so removed and one copy to the successor  trustee.  In addition,  in the event that the Company  determines that the Trustee or Grantor Trust Trustee has failed (i) to distribute or cause to be distributed to the  Certificateholders  any amount  required to be distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Company) or the Grantor  Trust Trustee for  distribution  or (ii) to otherwise observe or perform in any material respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue unremedied  for a period of 5 days (in  respect of clause  (i)  above) or 30 days (in  respect  of clause  (ii)  above,  other than any failure to comply with the  provisions of Article XII, in which case no notice or grace period shall be  applicable)  after the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Company,  then the Company may remove the Trustee and Grantor  Trust Trustee and appoint a successor  trustee and  successor  grantor trust trustee by written  instrument  delivered as provided in the preceding  sentence.  In connection with the  appointment of a successor  trustee and successor  grantor  trust  trustee  pursuant to the  preceding  sentence,  the Company  shall,  on or before the date on which any such appointment becomes effective,  obtain from each Rating Agency written  confirmation that the appointment of any such successor trustee and successor  grantor trust trustee will not result in the reduction of the ratings on any class of the Certificates  below the lesser of the then current or original ratings on such Certificates.

         (c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time remove the Trustee and
Grantor  Trust  Trustee,  together,  and appoint a successor  trustee and  successor  grantor  trust  trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or their attorneys-in-fact duly authorized,  one complete set of which instruments shall be  delivered to the Company,  one complete set to the Trustee and Grantor  Trust  Trustee so removed and one complete set to the successors so appointed.

         (d)      Any  resignation  or removal of the Trustee and Grantor  Trust  Trustee and  appointment  of a successor  trustee and successor  grantor  trust  trustee  pursuant to any of the  provisions  of this  Section  shall become  effective  upon  acceptance  of appointment by the successor trustee and successor grantor trust trustee as provided in Section 8.08.

         Section 8.08.     Successor Trustee and Successor Grantor Trust Trustee.

         (a)      Any successor  trustee and  successor  grantor  trust  trustee  appointed as provided in Section 8.07 shall  execute, acknowledge  and deliver to the Company and to its  predecessor  trustee or  predecessor  grantor  trust  trustee,  as  applicable,  an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor trustee and predecessor grantor trust trustee shall become  effective and such  successor  trustee and successor  grantor trust trustee shall become  effective and such successor trustee and successor  grantor trust trustee without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its  predecessor  hereunder,  with the like effect as if originally  named as trustee or grantor  trust  trustee  herein.  The  predecessor  trustee and  predecessor  grantor  trust  trustee  shall  deliver to the successor  trustee and successor  grantor trust trustee,  as applicable,  all Custodial Files and related documents and statements held by it  hereunder  (other  than any  Custodial  Files at the time held by a  Custodian,  which shall  become the agent of any  successor trustee hereunder),  and the Company, the Master Servicer,  predecessor trustee and predecessor grantor trust trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for more fully and certainly  vesting and confirming in the successor trustee and successor grantor trust trustee all such rights, powers, duties and obligations.

         (b)      No successor trustee or successor  grantor trust trustee shall accept  appointment as provided in this Section unless at the time of such  acceptance  (i) such  successor  trustee shall be eligible  under the  provisions  of Section 8.06,  and (ii) such successor trustee and successor grantor trust trustee shall be the same Person.

         (c)      Upon  acceptance  of  appointment  by a successor  trustee or  successor  grantor  trust  trustee as provided in this
Section,  the Company  shall mail notice of the  succession  of such  trustee and grantor  trust  trustee  hereunder  to all Holders of
Certificates  at their addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee and successor  grantor trust trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any corporation or national  banking  association  into which the Trustee and Grantor Trust Trustee may be merged or converted or with which it may be  consolidated  or any  corporation or national  banking  association  resulting from any merger,  conversion or consolidation  to which the Trustee and Grantor Trust Trustee shall be a party,  or any  corporation  or national  banking  association succeeding to the business of the Trustee and Grantor Trust  Trustee,  shall be the successor of the Trustee and Grantor Trust Trustee, as applicable,  hereunder,  provided such corporation or national banking association shall be eligible under the provisions of Section
8.06,  without the  execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or  consolidation to the  Certificateholders  at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee or Separate Trustee.  (See Section 8.10 of the Standard Terms).

         Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master  Servicer and the Company,  or shall,  at the direction of the Company and the
Master Servicer,  appoint custodians who are not Affiliates of the Company,  the Master Servicer or any Seller to hold all or a portion of the Custodial Files as agent for the Trustee,  by entering into a Custodial  Agreement.  Subject to Article VIII, the Trustee agrees to comply with the terms of each  Custodial  Agreement  with  respect to the  Custodial  Files and to enforce the terms and  provisions thereof  against the related  custodian for the benefit of the  Certificateholders.  Each custodian  shall be a depository  institution subject to supervision by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction  in which it holds any Custodial  File.  Each  Custodial  Agreement,  with respect to the
Custodial  Files,  may be amended  only as  provided  in  Section  11.01.  The  Trustee  shall  notify  the  Certificateholders  of the appointment of any custodian (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

         Section 8.12.     Appointment of Office or Agency.  (See Section 8.12 of the Standard Terms).

         Section 8.13.     Authorization of Deferred Interest Cap Agreements.

         The Grantor Trust  Trustee is hereby  authorized  and directed to, and agrees that it shall enter into each Deferred  Interest
Cap Agreement on behalf of the related Grantor Trust.

         Section 8.14.     Authorization of Yield Maintenance Agreement.

         The Grantor Trust Trustee is hereby  authorized  and directed to, and agrees that it shall,  enter into the Yield  Maintenance
Agreement on behalf of RALI Grantor Trust I-A2A, Series 2006-QO8.

Section 1.01.

ARTICLE IX

                                         TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

         Section 9.01.     Optional  Purchase by the Master  Servicer of All  Certificates;  Termination  Upon  Purchase by the Master
Servicer or Liquidation of All Mortgage Loans.

         (a)      Subject to Section 9.02, the respective  obligations and responsibilities of the Company, the Master Servicer and the
Trustee  created hereby in respect of the  Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution  Date to  Certificateholders  and the obligation of the Company to send certain  notices as hereinafter  set forth)
shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date pursuant to this Article IX following the earlier of:

                  (i)      the later of the final  payment or other  liquidation  (or any  Advance  with  respect  thereto) of the last
Mortgage Loan remaining in the Trust Fund or the disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                  (ii)     at the option of the Master  Servicer,  the  purchase of all  Mortgage  Loans and all  property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund at a price equal to 100% of the unpaid  principal  balance of each  Mortgage
Loan (or, if less than such unpaid principal balance,  the fair market value of the related  underlying  property of such Mortgage Loan with  respect to Mortgage  Loans as to which  title has been  acquired  if such fair  market  value is less than such unpaid  principal balance) (and if such purchase is made by the Master  Servicer only, net of any  unreimbursed  Advances  attributable  to principal) on the day of  repurchase  plus  accrued  interest  thereon at the Net Mortgage  Rate (or  Modified  Net Mortgage  Rate in the case of any
Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed,

provided,  however,  that in no event shall the trust created hereby  continue  beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the Court of St. James,  living on the date hereof;  and provided  further,  that the purchase price set forth above shall be increased as is necessary,  as determined by the Master Servicer, to avoid disqualification of any REMIC created hereunder as a REMIC.

         The  purchase  price paid by the Master  Servicer  pursuant to Section  9.01(a)(ii)  shall also  include  any amounts  owed by
Residential  Funding  pursuant to the last paragraph of Section 4 of the Assignment  Agreement in respect of any liability,  penalty or expense that  resulted  from a breach of the  representation  and warranty set forth in clause  (xlvii) of Section 4 of the  Assignment
Agreement that remains unpaid on the date of such purchase.

         The right of the Master  Servicer to purchase  all the assets of the Trust Fund  pursuant to clause (ii) above is  conditioned upon the Pool Stated  Principal  Balance of the  Mortgage  Loans in each Loan Group as of the  Distribution  Date  preceding  the Final
Distribution  Date, prior to giving effect to distributions  to be made on such  Distribution  Date, being less than ten percent of the
Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group.

         If such right is exercised by the Master  Servicer,  the Master  Servicer shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage  Loans.  In addition,  the Master  Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly  following payment of the purchase price, release to the Master Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

         In addition to the foregoing,  on any  Distribution  Date following the  Distribution  Date on which the Pool Stated Principal
Balance of the Mortgage Loans in each Loan Group,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans in such Loan Group,  the Master  Servicer shall have the right,  at its option,  to purchase the  Certificates in whole,  but not in part, at a price equal to the  outstanding  Certificate
Principal  Balance of such Certificates  plus the sum of Accrued  Certificate  Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  but not including any current  Prepayment  Interest  Shortfalls,  Relief Act
Shortfalls or Basis Risk  Shortfalls,  as applicable,  or  reimbursement  of the principal  portion of any Realized  Losses  previously allocated  thereto that remain  unreimbursed.  If the Master Servicer  exercises this right to purchase the  outstanding  Certificates, the Master  Servicer  will  promptly  terminate  the  respective  obligations  and  responsibilities  created  hereby in respect of the
Certificates pursuant to this Article IX.

         (b)      The Master  Servicer  shall give the Trustee and the Grantor Trust Trustee not less than 40 days' prior notice of the
Distribution Date on which the Master Servicer anticipates that the final distribution will be made to  Certificateholders  (whether as a result of the  exercise by the Master  Servicer of its right to purchase the assets of the Trust Fund or  otherwise)  or on which the
Master Servicer  anticipates  that the  Certificates  will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding  Certificates).  Notice of any termination  specifying the anticipated  Final  Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the  Certificateholders  may surrender their Certificates to the Trustee (if so required by the terms  hereof) for payment of the final  distribution  and  cancellation  or notice of any purchase of the  outstanding
Certificates,  specifying the  Distribution  Date upon which the Holders may surrender  their  Certificates to the Trustee for payment, shall be given  promptly by the Master  Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding  Certificates),  or by the Trustee (in any other case) by letter.  Such notice shall be prepared by the Master Servicer
(if it is  exercising  its right to  purchase  the assets of the Trust Fund or to purchase  the  outstanding  Certificates),  or by the
Trustee (in any other case) and mailed by the Trustee to the  Certificateholders  not earlier  than the 15th day and not later than the
25th day of the month next preceding the month of such final distribution specifying:

                  (i)      the anticipated  Final  Distribution  Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and  surrender  of  Certificates  at the office or agency of the Trustee  therein  designated  where  required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the  outstanding  Certificates,  the  Distribution
Date on which such purchase is to be made,

                  (ii)     the amount of any such final payment,  or in the case of the purchase of the outstanding  Certificates,  the purchase price, in either case, if known, and

                  (iii)    that the Record Date otherwise  applicable to such Distribution  Date is not applicable,  and in the case of the Senior  Certificates,  or in the case of all of the  Certificates  in  connection  with the exercise by the Master  Servicer of its right to purchase the  Certificates,  that payment will be made only upon  presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

         If the Master Servicer or Trustee is obligated to give notice to  Certificateholders  as aforesaid,  it shall give such notice to the  Certificate  Registrar at the time such notice is given to  Certificateholders  and, if the Master  Servicer is exercising  its rights to purchase the  outstanding  Certificates,  it shall give such notice to each Rating Agency at the time such notice is given to
Certificateholders.  As a result of the  exercise by the Master  Servicer of its right to  purchase  the assets of the Trust Fund,  the
Master Servicer shall deposit in the Certificate Account,  before the Final Distribution Date in immediately  available funds an amount equal to the purchase  price for the assets of the Trust Fund,  computed as provided  above.  As a result of the exercise by the Master
Servicer of its right to purchase the outstanding Certificates,  the Master Servicer shall deposit in an Eligible Account,  established by the Master Servicer on behalf of the Trustee and separate from the  Certificate  Account in the name of the Trustee in trust for the registered  holders of the  Certificates,  before the  Distribution  Date on which such purchase is to occur in  immediately  available funds an amount equal to the purchase price for the  Certificates,  computed as above  provided,  and provide notice of such deposit to the Trustee.  The Trustee will  withdraw from such account the amount  specified in subsection  (c) below.  The Master  Servicer  shall provide to the Trustee written  notification of any change to the anticipated Final  Distribution  Date as soon as practicable.  If the
Trust Fund is not  terminated on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall  promptly mail notice thereof to each affected Certificateholder.

         (c)      Upon presentation and surrender of the Certificates by the  Certificateholders  thereof,  the Trustee and the Grantor
Trust Trustee, as applicable,  shall distribute to such  Certificateholders (i) the amount otherwise distributable on such Distribution
Date, if not in connection with the Master  Servicer's  election to repurchase the Mortgage Loans or the outstanding  Certificates,  or
(ii) if the Master Servicer elected to so repurchase the Mortgage Loans or the outstanding  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a),  as follows:  first, to the Class A Certificates  and Class X Certificates,  on a pro rata basis, the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate  Interest;  second, to the Class M Certificates,  in the order of their payment priority, the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual
Period and any previously unpaid Accrued Certificate  Interest;  and third, to the Class SB Certificates and Class R Certificates,  all
remaining amounts.

         (d)      (See Section 9.01(d) of the Standard Terms)

         (e)      (See Section 9.01(e) of the Standard Terms)

         Section 9.02.     Additional Termination Requirements.  (See Section 9.02 of the Standard Terms)

         Section 9.03.     Termination of Multiple REMICs.  (See Section 9.03 of the Standard Terms)

         Section 9.04.     Termination of Grantor Trusts.

         Each  Grantor  Trust will  terminate  on the earlier to occur of the date on which the  Certificate  Principal  Balance of the related Grantor Trust Certificates is reduced to zero and the termination of this Agreement.

ARTICLE X

                                                           REMIC PROVISIONS

Section 10.01.    REMIC Administration.  (See Section 10.01 of the Standard Terms.)

Section 10.02.    Master Servicer; REMIC Administrator and Trustee Indemnification.  (See Section 10.02 of the Standard Terms.)

Section 10.03.    Designation of REMICs.

         The REMIC  Administrator  will make an election to treat the segregated pool of assets  described in the definition of REMIC I
(as  defined  herein)  (including  the  Mortgage  Loans but  excluding  the Basis Risk  Shortfall  Reserve  Fund),  and subject to this
Agreement,  as a REMIC  (REMIC I) for  federal  income  tax  purposes.  The REMIC  Administrator  will  make an  election  to treat the segregated  pool of assets  consisting of the REMIC I Regular  Interests as a REMIC (REMIC II-A) for federal  income tax purposes.  The
REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of the REMIC II-A Regular Interests as a
REMIC  (REMIC  II-B) for  federal  income tax  purposes.  The REMIC  Administrator  will make an  election  to treat the pool of assets comprised of the REMIC II-B Regular  Interests as a REMIC (REMIC III) for federal  income tax purposes.  The REMIC  Administrator  will make an  election  to treat the pool of assets  comprised  of REMIC III  Regular  Interests  SB-IO and SB-PO as a REMIC  (REMIC IV) for
federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I  Certificates  will be the sole class of  "residual  interests"  in REMIC I for  purposes of the REMIC  Provisions  under the federal  income tax law. The REMIC II-A Regular
Interests  will be  "regular  interests"  in REMIC  II-A and  Component  I of the Class  R-II  Certificates  will be the sole  class of
"residual  interests"  in REMIC II-A for  purposes of the REMIC  Provisions  under the federal  income tax law.  The REMIC II-B Regular
Interests  will be  "regular  interests"  in REMIC  II-B and  Component  II of the Class  R-II  Certificates  will be the sole class of
"residual interests" in REMIC II-B for purposes of the REMIC Provisions under the federal income tax law.

         The Class I-A  Certificates,  Class II-A  Certificates,  Class M  Certificates,  Class SB  Certificates  and REMIC III Regular
Interests  SB-IO and SB-PO  will be  "regular  interests"  in REMIC III,  and the Class  R-III  Certificates  will be the sole class of
"residual interests" therein for purposes of the REMIC Provisions under federal income tax law.

         The REMIC IV Regular  Interest  will be the "regular  interest" in REMIC IV,  ownership  of which will be  represented  by the
Class SB Certificates,  and the Class R-X Certificates  will represent the sole class of "residual  interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law.

Section 10.04.    Distributions on the REMIC I Regular Interests.  (See Section 4.02(c) of this Series Supplement.)

Section 10.05.    Compliance with Withholding Requirements.

         Notwithstanding any other provision of this Agreement,  the Trustee or any Paying Agent, as applicable,  shall comply with all federal withholding  requirements respecting payments to Certificateholders,  including interest or original issue discount payments or advances  thereof that the Trustee or any Paying Agent, as applicable,  reasonably  believes are applicable under the Code. The consent of  Certificateholders  shall not be required for such withholding.  In the event the Trustee or any Paying Agent, as applicable,  does withhold  any amount from  interest or original  issue  discount  payments  or advances  thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the  Trustee or any Paying  Agent,  as  applicable,  shall  indicate  the amount  withheld to such
Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                                                       MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.  (See Section 11.01 of the Standard Terms.)

Section 11.02.    Recordation of Agreement; Counterparts.  (See Section 11.02 of the Standard Terms.)

Section 11.03.    Limitation on Rights of Certificateholders.  (See Section 11.03 of the Standard Terms.)

Section 11.04.    Governing Law.  (See Section 11.04 of the Standard Terms.)

Section 11.05.    Notices.  All  demands  and  notices  hereunder  shall be in  writing  and shall be deemed to have been duly given if personally  delivered at or mailed by  registered  mail,  postage  prepaid  (except for notices to the Trustee which shall be deemed to have been duly given only when  received),  to the appropriate  address for each recipient  listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------- -----------------------------------------------------------------------
Recipient                                     Address
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Company                                       8400 Normandale Lake Boulevard
                                              Suite 250
                                              Minneapolis, Minnesota  55437
                                              Attention:  President
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Master Servicer                               2255 N. Ontario Street, Suite 400
                                              Burbank, California 91504-2130
                                              Attention:  Managing Director/Master Servicing
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Trustee                                       Corporate Trust Office
                                              1761 East St. Andrew Place
                                              Santa Ana, California 92705-4934,
                                              Attention:  Residential Accredit Loans, Inc. Series 2006-QO8

                                              The Trustee designates its offices located at DB Services Tennessee,
                                              648 Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer
                                              Unit, for the purposes of Section 8.12 of the Standard Terms

--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Moody's Investors Service, Inc.               99 Church Street, 4th Floor
                                              New York, New York 10004
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Standard & Poor's Ratings Services, a         55 Water Street
division of The McGraw-Hill Companies, Inc.   41st Floor
                                              New York, New York 10041
--------------------------------------------- -----------------------------------------------------------------------
--------------------------------------------- -----------------------------------------------------------------------
Yield Maintenance Agreement Provider and      Lehman Brothers Special Financing Inc.
Deferred Interest Cap Agreement Provider      745 Seventh Avenue
                                              New York, New York 10019
--------------------------------------------- -----------------------------------------------------------------------

Any notice  required or permitted  to be mailed to a  Certificateholder  shall be given by first class mail,  postage  prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.    Required Notices to Rating Agency and Subservicer.  (See Section 11.06 of the Standard Terms.)

Section 11.07.    Severability of Provisions.  (See Section 11.07 of the Standard Terms.)

Section 11.08.    Supplemental Provisions for Resecuritization.  (See Section 11.08 of the Standard Terms.)

Section 11.09.    Allocation of Voting Rights.

         95.0% of all of the Voting Rights of the Trust Fund shall be allocated  among Holders of the Class A Certificates  (other than the Grantor Trust  Certificates) and Class M Certificates,  in proportion to the outstanding  Certificate  Principal  Balances of their respective  Certificates;  1.0% of all Voting  Rights  shall be  allocated  among the Holders of Class I-AX  Certificates,  1.0% of all
Voting Rights shall be allocated  among the Holders of Class II-AX  Certificates,  1.0% of all Voting  Rights shall be allocated  among the Holders of Class SB  Certificates,  1.0% of all Voting  Rights shall be allocated  among the Holders of Class P  Certificates,  and
1.0% of all of the Voting  Rights shall be allocated to the Holders of each Class of the Class R-I,  Class R-II,  Class R-III and Class
R-X  Certificates;  in each case to be allocated among the  Certificates of such Class in accordance with their  respective  Percentage
Interests.  100% of the Voting Rights of the  Underlying  Certificates  will be allocated to the related  Grantor  Trust  Certificates.
100% of the Voting Rights of each Grantor Trust will be allocated among the Holders of the related Grantor Trust Certificates.

Section 11.10.    No Petition.

         The Company,  Master Servicer and the Trustee,  by entering into this Agreement,  and each  Certificateholder,  by accepting a
Certificate,  hereby  covenant and agree that they will not at any time  institute  against the Trust Fund, or join in any  institution against  the Trust Fund of,  any  bankruptcy  proceedings  under any  United  States  federal  or state  bankruptcy  or similar  law in connection with any obligation with respect to the Certificates or this Agreement.

                                                              ARTICLE XII

                                                     COMPLIANCE WITH REGULATION AB

                                                (See Article XII of the Standard Terms)

         IN WITNESS  WHEREOF,  the Company,  the Master  Servicer and the Trustee have caused their names to be signed  hereto by their respective  officers  thereunto duly authorized and their respective  seals, duly attested,  to be hereunto affixed,  all as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                             By:  /s/ Heather Anderson
                                                             Name:    Heather Anderson
                                                             Title:   Vice President
Attest:           /s/ Joseph Orning
         Name:     Joseph Orning
         Title:   Vice President

                                                             RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                             By:  /s/ Joseph Orning
                                                             Name:    Joseph Orning
                                                             Title:   Associate
Attest:           /s/ Heather Anderson
         Name:     Heather Anderson
         Title:   Associate

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee and
[Seal]                                                       Grantor Trust Trustee

                                                             By:   /s/ Amy Stoddard
                                                             Name:    Amy Stoddard
                                                             Title: Authorized Signatory

                                                             By:   /s/ Melissa Wilman
                                                             Name: Melissa Wilman
                                                             Title:   Vice President
Attest:           /s/ Karlene Benvenuto
         Name:    Karlene Benvenuto
         Title:   Authorized Signatory

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 30th day of  October,  2006 before me, a notary  public in and for said State,  personally  appeared  Heather  Anderson known to me to be a Vice President of Residential  Accredit Loans, Inc., the corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation  executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                     /s/ Amy Olson
                                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 30th day of October,  2006 before me, a notary public in and for said State,  personally  appeared  Joseph Orning known to me to be a(n) Associate of Residential  Funding Company,  LLC, the limited  liability  company that executed the within  instrument, and also known to me to be the person who executed it on behalf of said limited  liability  company,  and  acknowledged to me that such limited liability company executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                     /s/ Amy Olson
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 30th day of October,  2006 before me, a notary public in and for said State,  personally  appeared Melissa Wilman known to me to be a(n) Vice  President of DEUTSCHE BANK TRUST COMPANY  AMERICAS,  the New York banking  corporation  that executed the within instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation  and  acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                     /s/ David Johnson
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 30th day of October,  2006 before me, a notary public in and for said State,  personally appeared Amy Stoddard known to me to be a(n) Authorized  Signatory of DEUTSCHE BANK TRUST COMPANY AMERICAS,  the New York banking corporation that executed the within instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation  and  acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this  certificate  first above written.

                                                     /s/ David Johnson
                                                              Notary Public
[Notarial Seal]

                                                              EXHIBIT ONE

                                                        MORTGAGE LOAN SCHEDULE

                                            (Available upon request)

                                                              EXHIBIT TWO

                                                     INFORMATION TO BE INCLUDED IN
                                                  MONTHLY DISTRIBUTION DATE STATEMENT

         (i)      the applicable Record Date, Determination Date and Distribution Date, and the date on which the applicable interest accrual period commenced;

         (ii)     for all Loan Groups together and for each Loan Group separately, the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

         (iii)    the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

         (iv)     the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

         (v)      (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate
Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

         (vi)     the amount of such distribution to Holders of such Class of Certificates allocable to interest;

         (vii)    if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

         (viii)   the aggregate Certificate Principal Balance of each Class of Certificates and Subordinate Amount of each Loan Group, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses on each Loan Group, other than pursuant to an actual distribution of principal;

         (ix)     the aggregate Certificate Principal Balance of each of the Class A, Class M and Class SB Certificates as of the
Closing Date.

         (x)      the weighted average remaining term to maturity of the Group I Loans and Group II Loans after giving effect to the amounts distributed on such Distribution Date;

         (xi)     the weighted average Mortgage Rates of the Group I Loans and Group II Loans after giving effect to the amounts distributed on such Distribution Date;

         (xii)    the number and Pool Stated Principal Balance of the Group I Loans, the Group II Loans and the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of Group I Loans, Group II Loans and the
Mortgage Loans at the beginning and end of the related Due Period;

         (xiii)   for all Loan Groups together and for each Loan Group, separately, on the basis of the most recent reports furnished to it by Sub-Servicers, the number and Stated Principal Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balances of Mortgage Loans that are in foreclosure;

         (xiv)    the aggregate amount of Realized Losses with respect to the Group I Loans and  Group II Loans for such Distribution
Date;

         (xv)     the amount, terms and general purpose of any Advance by the Master Servicer with respect to the Group I Loans and
Group II Loans pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

         (xvi)    any material modifications, extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

         (xvii)   any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

         (xviii)  for all Loan Groups together and for each Loan Group separately, the number, aggregate principal balance and book value of any REO Properties;

         (xix)    the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

         (xx)     the Pass-Through Rate on each Class of Certificates, the related Net WAC Cap Rate, LIBOR and MTA for such
Distribution Date.

         (xxi)    the Basis Risk Shortfall, if any, for each Class of Certificates, and Prepayment Interest Shortfalls;

         (xxii)   the related Senior Enhancement Percentage for such Distribution Date;

         (xxiii)  the Overcollateralization Amount and Required Overcollateralization Amount following such Distribution Date;

         (xxiv)   the occurrence of the Stepdown Date, and the aggregate amount of Realized Losses since the Cut-off Date for the
Mortgage Loans;

         (xxv)    the occurrence of the Credit Support Depletion Date;

         (xxvi)   for all Loan Groups together and for each Loan Group separately, the aggregate amount of Realized Losses for such
Distribution Date;

         (xxvi)   for all Loan Groups together and for each Loan Group separately, the aggregate amount of any recoveries on previously foreclosed loans from Sellers;

         (xxvii)  for all Loan Groups together and for each Loan Group separately, the aggregate amount of Net Deferred Interest for such Distribution Date;

         (xxviii) the amount of any payment made from the Basis Risk Shortfall Reserve Fund on the initial Distribution Date and the balance of the Basis Risk Shortfall Reserve Fund after giving effect to such amounts;

         (xxix)   the amount of any Yield Maintenance Agreement Payment, if any, for such Distribution Date, and any shortfalls in amounts previously required to be paid under the Yield Maintenance Agreement for prior Distribution Dates; and

         (xxx)    the amount of any payments made by the Deferred Interest Cap Agreement Provider under the Deferred Interest Cap
Agreements.

         In the case of information  furnished  pursuant to clauses  (v)(a) and (vi) above,  the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The Trustee's  internet  website will initially be located at  www.tss.db.com/invr.  To receive this statement via first class mail, telephone the trustee at (800) 735-7777.

                                  EXHIBIT THREE

                     STANDARD TERMS OF POOLING AND SERVICING
                     AGREEMENT DATED AS OF OCTOBER 30, 2006

==============================================================================

                              STANDARD TERMS OF
                       POOLING AND SERVICING AGREEMENT

                         Dated as of October 30, 2006

                       Residential Accredit Loans, Inc.
               Mortgage Asset-Backed Pass-Through Certificates

==============================================================================

                              TABLE OF CONTENTS

ARTICLE II     CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF

      Section 2.03.  Representations, Warranties and Covenants of the
                     Master Servicer and the Company........................44

      Section 2.04.  Representations and Warranties of Residential
                     Funding................................................45

      Section 2.05.  Execution and Authentication of
                     Certificates/Issuance of Certificates Evidencing
                     Interests in REMIC I Certificates......................47

      Section 2.06.  Conveyance of Uncertificated REMIC I and REMIC II
                     Regular Interests; Acceptance by the Trustee...........47

      Section 2.07.  Issuance of Certificates Evidencing Interests in

      Section 3.02.  Subservicing Agreements Between Master Servicer
                     and Subservicers; Enforcement of Subservicers' and

      Section 3.05.  No Contractual Relationship Between Subservicer
                     and Trustee or Certificateholders......................51

      Section 3.06.  Assumption or Termination of Subservicing
                     Agreements by Trustee..................................52

      Section 3.07.  Collection of Certain Mortgage Loan Payments;
                     Deposits to Custodial Account..........................52

      Section 3.08.  Subservicing Accounts; Servicing Accounts..............55

      Section 3.09.  Access to Certain Documentation and  Information
                     Regarding the Mortgage Loans...........................56

      Section 3.10.  Permitted Withdrawals from the Custodial Account.......57

      Section 3.11.  Maintenance of the Primary Insurance  Policies;
                     Collections Thereunder.................................59

      Section 3.12.  Maintenance of Fire Insurance and  Omissions and
                     Fidelity Coverage......................................59

      Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption

      Section 3.16.  Servicing and Other Compensation; Compensating
                     Interest...............................................68

      Section 3.17.  Reports to the Trustee and the Company.................69

      Section 3.18.  Annual Statement as to Compliance and Servicing
                     Assessment.............................................69

      Section 3.19.  Annual Independent Public Accountants' Servicing
                     Report.................................................69

      Section 3.20.  Rights of the Company in Respect of the Master

      Section 4.03.  Statements to Certificateholders; Statements to
                     Rating Agencies; Exchange Act Reporting................75

      Section 4.04.  Distribution of Reports to the Trustee and  the
                     Company; Advances by the Master Servicer...............78

      Section 4.05.  Allocation of Realized Losses..........................79

      Section 4.06.  Reports of Foreclosures and Abandonment of

      Section 5.02.  Registration of Transfer and Exchange of

      Section 6.01.  Respective Liabilities of the Company and the
                     Master Servicer........................................91

      Section 6.02.  Merger or Consolidation of the Company or the
                     Master Servicer; Assignment of Rights and
                     Delegation of Duties by Master Servicer................91

      Section 6.03.  Limitation on Liability of the Company,  the

      Section 8.03.  Trustee Not Liable for Certificates or Mortgage
                     Loans.................................................101

      Section 8.04.  Trustee May Own Certificates..........................101

      Section 8.05.  Master Servicer to Pay Trustee's Fees  and

      Section 9.01.  Optional Purchase by the Master Servicer of All
                     Certificates; Termination Upon Purchase by the
                     Master Servicer or Liquidation of All Mortgage

      Section 10.02. Master Servicer, REMIC Administrator and Trustee
                     Indemnification.......................................115

      Section 10.03. Designation of REMIC(s)...............................116

      Section 10.04. Distributions on the Uncertificated REMIC I and

      Section 12.02. Additional Representations and Warranties of the

                                   EXHIBITS

Exhibit A:        Form of Class A Certificate
Exhibit A-I:      Form of Class X Certificate
Exhibit B:        Form of Class M Certificate
Exhibit C:        Form of Class B Certificate
Exhibit C-I:      Form of Class P Certificate
Exhibit C-II:     Form of Class SB Certificate
Exhibit D:        Form of Class R Certificate
Exhibit E:        Form of Seller/Servicer Contract
Exhibit F:        Forms of Request for Release
Exhibit G-1:      Form of Transfer Affidavit and Agreement
Exhibit G-2:      Form of Transferor Certificate
Exhibit H:        Form of Investor Representation Letter
Exhibit I:        Form of Transferor Representation Letter
Exhibit J:        Form of Rule 144A Investment Representation Letter
Exhibit K:        Text of Amendment to Pooling and Servicing Agreement
                  Pursuant to Section 11.01(e) for a Limited Guaranty
Exhibit L:        Form of Limited Guaranty
Exhibit M:        Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:        Request for Exchange Form
Exhibit O:        Form of Form 10-K Certification
Exhibit P:        Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:        Information to be Provided by the Master Servicer to the
                  Rating Agencies Relating to Reportable Modified Mortgage Loans
Exhibit R:        Servicing Criteria

      This is the Standard Terms of Pooling and Servicing Agreement, dated as of October 30, 2006 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and
Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the
"Company"), RESIDENTIAL FUNDING COMPANY, LLC, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                            PRELIMINARY STATEMENT:

      The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the
Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

      In consideration of the mutual agreements herein contained, the
Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                 DEFINITIONS

Section 1.01    Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accretion Termination Date:  As defined in the Series Supplement.

      Accrual Certificates:  As defined in the Series Supplement.

      Accrued Certificate Interest:  With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only
Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or
Notional Amount thereof immediately prior to such Distribution Date. Accrued
Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

      (i)   Prepayment Interest Shortfalls on all Mortgage Loans or, if the
            Mortgage Pool is comprised of two or more Loan Groups, on the
            Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating
            Interest as provided in Section 4.01),

       (ii) the interest portion (adjusted to the Net Mortgage Rate (or the
            Modified Net Mortgage Rate in the case of a Modified Mortgage
            Loan)) of Realized Losses on all Mortgage Loans or, if the
            Mortgage Pool is comprised of two or more Loan Groups, on the
            Mortgage Loans in the related Loan Group (including Excess
            Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
            Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

       (iii)      the interest portion of Advances that were (A) previously
            made with respect to a Mortgage Loan or REO Property on all
            Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan
            Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B)
            made with respect to delinquencies that were ultimately
            determined to be Excess Special Hazard Losses, Excess Fraud
            Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

      (iv)  any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates,
            including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time,

with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the
Mortgage Pool is comprised of two or more Loan Groups, the related Senior
Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M
Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions.  In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class
B Certificates or any Class of Class M Certificates, Accrued Certificate
Interest on such Class of Class B Certificates or such Class of Class M
Certificates will be reduced by the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses that are allocated solely to such Class of
Class B Certificates or such Class of Class M Certificates pursuant to
Section 4.05.

      Addendum and Assignment Agreement:  The Addendum and Assignment
Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

      Additional Collateral:  Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B)
any mortgaged property securing the performance of such guarantee, or (iii)
such other collateral as may be set forth in the Series Supplement.

      Additional Collateral Loan:  Each Mortgage Loan that is supported by
Additional Collateral.

      Adjusted Mortgage Rate:  With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

      Advance:  As to any Mortgage Loan, any advance made by the Master
Servicer, pursuant to Section 4.04.

      Advance Facility: As defined in Section 3.22.

      Advance Facility Notice: As defined in Section 3.22.

      Advance Facility Trustee: As defined in Section 3.22.

      Advancing Person: As defined in Section 3.22.

      Advance Reimbursement Amounts: As defined in Section 3.22.

      Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such first Person.  For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity
Corporation).

      Amount Held for Future Distribution:  As to any Distribution Date and,
with respect to any Mortgage Pool that is comprised of two or more Loan
Groups, each Loan Group, the total of the amounts held in the Custodial
Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance
Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section
2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date
(other than such Liquidation Proceeds, Insurance Proceeds and purchases of
Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal
Prepayments in Full made after the related Prepayment Period, and (ii)
payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value:  As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

      Assigned Contracts:  With respect to any Pledged Asset Loan: the Credit
Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC
Mortgage, LLC, National Financial Services Corporation and the Mortgagor or
other person pledging the related Pledged Assets; the Additional Collateral
Agreement, between GMAC Mortgage, LLC and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

      Assignment:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of
Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering
Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement:  The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment Agreement and Amendment of Security Instrument: With respect to a Sharia Mortgage Loan, the agreement between the consumer and the co-owner pursuant to which all of the co-owner's interest as a beneficiary under the related Sharia Mortgage Loan Security Instrument and the co-owner's interest in the related Mortgaged Property is conveyed to a subsequent owner, which may take the form of an "Assignment Agreement" and an "Amendment of
Security Instrument" or an "Assignment Agreement and Amendment of Security
Instrument", as applicable.

      Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

      Available Distribution Amount:  As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan
Group, an amount equal to (a) the sum of (i) the amount relating to the
Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any
Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii)
the amount of any Advance made on the immediately preceding Certificate
Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate
Account pursuant to Section 4.07 or Section 9.01, (v) any amount that the
Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution
Date and (vii) the proceeds of any Pledged Assets received by the Master
Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure
Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of
Section 3.10(a). Such amount shall be determined separately for each Loan
Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest
provided pursuant to this Section 3.16(e) is less than Prepayment Interest
Shortfalls incurred on the Mortgage Loans in connection with Principal
Prepayments in Full and Curtailments made in the prior calendar month, such
Compensating Interest shall be allocated on such Distribution Date to the
Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such
Distribution Date.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss:  With respect to any Mortgage Loan, a Deficient
Valuation or Debt Service Reduction; provided, however, that neither a
Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy
Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

      Book-Entry Certificate:  Any Certificate registered in the name of the
Depository or its nominee, and designated as such in the Preliminary
Statement to the Series Supplement.

      Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of
Michigan, the State of California, the State of Illinois or the State of
Minnesota (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Buydown Funds:  Any amount contributed by the seller of a Mortgaged
Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.  Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan:  Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Calendar Quarter:  A Calendar Quarter shall consist of one of the following time periods in any given year:  January 1 through March 31, April
1 through June 30, July 1 through September 30, and October 1 through
December 31.

      Capitalization Reimbursement Amount: With respect to any Distribution
Date and, with respect to any Mortgage Pool comprised of two or more Loan
Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the
Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group,  during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement
Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such
Distribution Date.

      Capitalization Reimbursement Shortfall Amount:  With respect to any
Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of
Advances or Servicing Advances that were added to the Stated Principal
Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group)  during the preceding calendar month exceeds the amount of principal payments on the
Mortgage Loans included in the Available Distribution Amount (or, if the
Mortgage Pool is comprised of two or more Loan Groups, Available Distribution
Amount for the related Loan Group) for that Distribution Date.

      Cash Liquidation:  As to any defaulted Mortgage Loan other than a
Mortgage Loan as to which an REO Acquisition occurred, a determination by the
Master Servicer that it has received all Insurance Proceeds, Liquidation
Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate Account Deposit Date:  As to any Distribution Date, the
Business Day prior thereto.

      Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured
Certificates, the Certificate Insurer to the extent of Cumulative Insurance
Payments, except that neither a Disqualified Organization nor a Non-United
States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any
Affiliate thereof shall be deemed not to be outstanding and the Percentage
Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting
Rights necessary to effect any such consent or direction has been obtained.
All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Insurer: As defined in the Series Supplement.

      Certificate Owner:  With respect to a Book-Entry Certificate, the
Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository
Participant acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance:  With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

       (i)  the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

       (ii) any Subsequent Recoveries added to the Certificate Principal
            Balance of such Certificate pursuant to Section 4.02, plus

      (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate
            Principal Balance thereof prior to such date of determination, minus

       (iv)       the sum of (x) the aggregate of all amounts previously
            distributed with respect to such Certificate (or any predecessor
            Certificate) and applied to reduce the Certificate Principal
            Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate)
            pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the
Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates
then outstanding over (B) the then aggregate Stated Principal Balance of the
Mortgage Loans.

      Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 5.02.

      Class:  Collectively, all of the Certificates bearing the same designation.  The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

      Class A-P Certificate:  Any one of the Certificates designated as a
Class A-P Certificate.

      Class A-P Collection Shortfall:  With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and,
with respect to any Mortgage Pool comprised of two or more Loan Groups, each
Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan
Group, if applicable) over the amount described in clause (C)(2) of such definition.

      Class A-P Principal Distribution Amount: With respect to any
Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

            (A)   the related Discount Fraction of the principal portion of
      each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each
      Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related
      Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other
      Bankruptcy Losses exceeds the Bankruptcy Amount;

            (B)   the related Discount Fraction of the principal portion of
      all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each
      Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in
      Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount
      Mortgage Loan described in clause (C) below), including Principal
      Prepayments in Full, Curtailments, Subsequent Recoveries and
      repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a
      Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

            (C)   in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard
      Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary
      Losses, an amount equal to the lesser of (1) the applicable Discount
      Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

            (D)   any amounts allocable to principal for any previous
      Distribution Date (calculated pursuant to clauses (A) through (C)
      above) that remain undistributed; and

            (E)   the amount of any Class A-P Collection Shortfalls for such
      Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan
      Group, if applicable) remaining unpaid for all previous Distribution
      Dates, but only to the extent of the Eligible Funds for such
      Distribution Date; minus

            (F)   the related Discount Fraction of the portion of the
      Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each
      Discount Mortgage Loan (in the related Loan Group, if applicable).

      Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal
Distribution Amount (for a Loan Group, if applicable) shall equal the excess of (i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan
Group, if applicable) received or advanced prior to the related Determination
Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related
Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

      Class A-V Certificate:  Any one of the Certificates designated as a
Class A-V Certificate, including any Subclass thereof.

      Class B Certificate:  Any one of the Certificates designated as a Class
B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

      Class M Certificate:  Any one of the Certificates designated as a Class
M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

      Class P Certificate:  Any one of the Certificates designated as a Class
P Certificate.

      Class SB Certificate:  Any one of the Certificates designated as a
Class SB Certificate.

      Class X Certificate:  Any one of the Certificates designated as a Class
X Certificate.

      Closing Date:  As defined in the Series Supplement.

      Code:  The Internal Revenue Code of 1986, as amended.

      Combined Collateral LLC:  Combined Collateral LLC, a Delaware limited liability company.

      Commission:  The Securities and Exchange Commission.

      Compensating Interest:  With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal
Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution
Amount for such Distribution Date, but not more than the lesser of (a)
one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans
immediately preceding such Distribution Date and (b) the sum of the Servicing
Fee and all income and gain on amounts held in the Custodial Account and the
Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a)
except as may be required pursuant to the last sentence of such Section.

      Compliance With Laws Representation:  The following representation and warranty (or any representation and warranty that is substantially similar)
made by Residential Funding in Section 4 of Assignment Agreement: "Each
Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

      Cooperative:  A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment:  A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

      Cooperative Lease:  With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such
Cooperative Stock to occupy such apartment.

      Cooperative Loans:  Any of the Mortgage Loans made in respect of a
Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a
Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the
Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust
Fund.

      Cooperative Stock:  With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

      Cooperative Stock Certificate:  With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative
Stock.

      Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

      Credit Support Depletion Date:  The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

      Credit Support Pledge Agreement:  The Credit Support Pledge Agreement,
dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage, LLC,
Combined Collateral LLC and The First National Bank of Chicago (now known as
Bank One, National Association), as custodian.

      Cumulative Insurance Payments:  As defined in the Series Supplement.

      Curtailment:  Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account:  The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly.  Any such account or accounts shall be an
Eligible Account.

      Custodial Agreement:  An agreement that may be entered into among the
Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

      Custodial File:  Any mortgage loan document in the Mortgage File that is required to be delivered to the Trustee or Custodian pursuant to Section
2.01(b) of this Agreement.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date Principal Balance:  As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

      Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the
Bankruptcy Code.

      Definitive Certificate:  Any Certificate other than a Book-Entry
Certificate.

      Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Delinquent:  As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the
Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

      Depository:  The Depository Trust Company, or any successor Depository hereafter named.  The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede
& Co.  The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of
New York and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Securities Exchange Act of 1934, as amended.
      Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Destroyed Mortgage Note:  A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Destroyed Obligation to Pay:  An Obligation to Pay the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: As defined in the Series Supplement.

      Discount Fraction:  With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount
Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage
Rate with respect to any Discount Mortgage Loans as to which the Mortgage
Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate.  The Discount
Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

      Discount Mortgage Loan:  Any Mortgage Loan having a Net Mortgage Rate
(or the initial Net Mortgage Rate) of less than the Discount Net Mortgage
Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Discount Net Mortgage Rate:  As defined in the Series Supplement.

      Disqualified Organization:  Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following:  (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by
Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any
"electing large partnership," as defined in Section 775(a) of the Code and
(vi) any other Person so designated by the Trustee based upon an Opinion of
Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership
Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R
Certificate to such Person.  The terms "United States", "State" and
"international organization" shall have the meanings set forth in Section
7701 of the Code or successor provisions.

      Distribution Date:  The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

      Due Date:  With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

      Due Period:  With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

      Eligible Account:  An account that is any of the following: (i)
maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating
Agency, as evidenced in writing, be maintained such that (as evidenced by an
Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral
(which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (iv) in the case of the
Certificate Account, a trust account or accounts maintained in the corporate trust department of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial
Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the then-current rating assigned to such Certificates).

      Event of Default:  As defined in Section 7.01.

      Excess Bankruptcy Loss:  Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

      Excess Fraud Loss:  Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

      Excess Special Hazard Loss:  Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount:  With respect to any  Distribution
Date on which the aggregate Certificate Principal Balance of the Class of
Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of
Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of
Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause
(E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan
Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such
Distribution Date.

      Exchange Act:  The Securities and Exchange Act of 1934, as amended.

      Extraordinary Events:  Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative
Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a)   losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b)   nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c)   hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1.          by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces;
            or

2.          by military, naval or air forces; or

3.          by an agent of any such government, power, authority or forces;

(d)   any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e)   insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

      Extraordinary Losses:  Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

      Fannie Mae:  Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the
Federal National Mortgage Association Charter Act, or any successor thereto.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      Final Distribution Date:  The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Fitch:  Fitch Ratings or its successor in interest.

      Foreclosure Profits:  As to any Distribution Date or related
Determination Date and any Mortgage Loan, the excess, if any, of Liquidation
Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each
Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO
Disposition occurred.

      Form 10-K Certification:  As defined in Section 4.03(e).

      Fraud Losses:  Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      Freddie Mac:  Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Highest Priority: As of any date of determination, the Class of
Subordinate Certificates then outstanding with a Certificate Principal
Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3,
Class B-1, Class B-2 and Class B-3 Certificates.

      Independent:  When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master
Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the
Company, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Initial Certificate Principal Balance:  With respect to each Class of
Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

      Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those
Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

      Initial Notional Amount:  With respect to any Class or Subclass of
Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

      Initial Subordinate Class Percentage: As defined in the Series
Supplement.

      Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the
Trustee and are not applied to the restoration of the related Mortgaged
Property (or, with respect to a Cooperative Loan, the related Cooperative
Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

      Insurer:  Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

      Interest Accrual Period: As defined in the Series Supplement.

      Interest Only Certificates:  A Class or Subclass of Certificates not
entitled to payments of principal, and designated as such in the Series
Supplement. The Interest Only Certificates will have no Certificate Principal
Balance.

      Interim Certification:  As defined in Section 2.02.

      International Borrower:  In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country,
(b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

      Junior Certificateholder: The Holder of not less than 95% of the
Percentage Interests of the Junior Class of Certificates.

      Junior Class of Certificates: The Class of Subordinate Certificates
outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

      Late Collections:  With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      Liquidation Proceeds:  Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged
Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

      Loan Group:  Any group of Mortgage  Loans  designated as a separate loan group in the Series Supplement.  The Certificates  relating to each Loan Group will be designated in the Series Supplement.

      Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Lower Priority:  As of any date of determination and any Class of
Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

      Lowest Priority: As of any date of determination, the Class of
Subordinate Certificates then outstanding with a Certificate Principal
Balance greater than zero, with the latest priority for payments pursuant to
Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1,
Class M-3, Class M-2 and Class M-1 Certificates.

      Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the
Certificate Principal Balance of each Class of Certificates (other than the
Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

      MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS(R)System:  The system of recording transfers of Mortgages electronically maintained by MERS.

      MIN:  The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

      MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

      Modified Mortgage Loan:  Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate:  As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      MOM Loan:  With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such
Mortgage Loan and its successors and assigns, at the origination thereof.

      Monthly Payment:  With respect to any Mortgage Loan (including any REO
Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto
(after adjustment, if any, for Curtailments and for Deficient Valuations
occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage:  With respect to each Mortgage Note related to a Mortgage
Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.  With respect to each Obligation to Pay related to a Sharia Mortgage Loan, the Sharia
Mortgage Loan Security Instrument.

      Mortgage File:  The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loans:  Such of the mortgage loans, including any Sharia
Mortgage Loans, transferred and assigned to the Trustee pursuant to Section
2.01 as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i)
with respect to each Cooperative Loan, the related Mortgage Note, Security
Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate,
Cooperative Lease and Mortgage File and all rights appertaining thereto, (ii)
with respect to each Sharia Mortgage Loan, the related Obligation to Pay,
Sharia Mortgage Loan Security Instrument, Sharia Mortgage Loan Co-Ownership
Agreement, Assignment Agreement and Amendment of Security Instrument and
Mortgage File and all rights appertaining thereto and (iii) with respect to each Mortgage Loan other than a Cooperative Loan or a Sharia Mortgage Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage Loan Schedule:  As defined in the Series Supplement.

      Mortgage Note:  The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage
Loan, together with any modification thereto.  With respect to each Sharia
Mortgage Loan, the related Obligation to Pay.

      Mortgage Pool:  The pool of mortgage loans, including all Loan Groups, if any,  consisting of the Mortgage Loans.

      Mortgage Rate:  As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing
Modification.  As to any Sharia Mortgage Loan, the profit factor described in the related Obligation to Pay, or any modification thereto other than a
Servicing Modification.

      Mortgaged Property:  The underlying real property securing a Mortgage
Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

      Mortgagor:  The obligor on a Mortgage Note, or with respect to a Sharia
Mortgage Loan, the consumer on an Obligation to Pay.

      Net Mortgage Rate:  As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

      Non-Discount Mortgage Loan:  A Mortgage Loan that is not a Discount
Mortgage Loan.

      Non-Primary Residence Loans:  The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the
Mortgage Loan Schedule.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable Advance:  Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan
(other than a Deleted Mortgage Loan) which, in the good faith judgment of the
Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late
Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or
amounts reimbursable to the Master Servicer pursuant to Section 4.02(a)
hereof. To the extent that any Mortgagor is not obligated under the related
Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances.  The determination by the
Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance  would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

      Nonsubserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Notional Amount: With respect to any Class or Subclass of Interest Only
Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series
Supplement.

      Obligation  to  Pay:  The  originally  executed  obligation  to  pay  or similar  agreement  evidencing  the  obligation of the consumer under a Sharia
Mortgage Loan, together with any modification thereto.

      Officers' Certificate:  A certificate signed by the Chairman of the
Board, the President or a Vice President or Assistant Vice President, or a
Director or Managing Director, and by the Treasurer, the Secretary, or one of
the Assistant Treasurers or Assistant Secretaries of the Company or the
Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel:  A written opinion of counsel acceptable to the
Trustee and the Master Servicer, who may be counsel for the Company or the
Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of
Independent counsel.

      Outstanding Mortgage Loan:  As to any Due Date, a Mortgage Loan
(including an REO Property) which was not the subject of a Principal
Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to
Section 2.02, 2.03, 2.04 or 4.07.

      Ownership Interest:  As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate:  As defined in the Series Supplement.

      Paying Agent:  The Trustee or any successor Paying Agent appointed by the Trustee.

      Percentage Interest:  With respect to any Certificate (other than a
Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate)
thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the
Certificates of the same Class.  With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such
Certificate.

      Permitted Investments:  One or more of the following:

(i)   obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the
      United States;

(ii)  repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard &
      Poor's if Standard & Poor's is a Rating Agency;

(iv)  commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v)   any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either
      AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)  other obligations or securities that are acceptable to each Rating
      Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency
      (without giving effect to any Certificate Policy (as defined in the
      Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of
Moody's and F-1 in the case of Fitch; provided, however, that any Permitted
Investment that is a short-term debt obligation rated A-1 by Standard &
Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii)
the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and
each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any)
and must move proportionately with that index.  Any Permitted Investment may be held by or through the Trustee or its Affiliates.

      Permitted Transferee:  Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

      Person:  Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

      Pledged Asset Loan:  Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

      Pledged Assets:  With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such
Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the
Series Supplement.

      Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage
Servicing Agreement, dated as of February 28, 1996 between MLCC and the
Master Servicer.

      Pooling and Servicing Agreement or Agreement:  With respect to any
Series, this Standard Terms together with the related Series Supplement.

      Pool Stated Principal Balance:  As to any Distribution Date, the
aggregate of the Stated Principal Balances of each Mortgage Loan.

      Pool Strip Rate:   With respect to each Mortgage Loan, a per annum rate
equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over
(b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

      Prepayment Distribution Trigger:  With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1
Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such
Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related
REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

      Prepayment Interest Shortfall:  As to any Distribution Date and any
Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate
(or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in
the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net
Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

      Prepayment Period:  As to any Distribution Date and Principal
Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

      Primary Insurance Policy:  Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section
2.03(b)(iv) and (v).

      Principal Only Certificates:  A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series
Supplement.

      Principal Prepayment:  Any payment of principal or other recovery on a
Mortgage Loan, including a recovery that takes the form of Liquidation
Proceeds or Insurance Proceeds, which is received in advance of its scheduled
Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment in Full:  Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

      Program Guide:  Collectively, the Client Guide and the Servicer Guide
for Residential Funding's Expanded Criteria Mortgage Program.

      Purchase Price:  With respect to any Mortgage Loan (or REO Property)
required to be or otherwise purchased on any date pursuant to Section 2.02,
2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated
Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted
Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a
Modified Mortgage Loan) in the case of a purchase made by the Master
Servicer) on the Stated Principal Balance thereof to the Due Date in the Due
Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the
Mortgagor.

      Qualified Substitute Mortgage Loan:  A Mortgage Loan substituted by
Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

      (i)   have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one
            Mortgage Loan for a Deleted Mortgage Loan, an aggregate
            outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage
            Loan (the amount of any shortfall to be deposited by Residential
            Funding in the Custodial Account in the month of substitution);

      (ii)  have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net
            Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

      (iii)       have a Loan-to-Value Ratio at the time of substitution no
            higher than that of the Deleted Mortgage Loan at the time of substitution;

      (iv)  have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage
            Loan;

      (v)   comply with each representation and warranty set forth in
            Sections 2.03 and 2.04 hereof and Section 4 of the Assignment
            Agreement; and

      (vi)  have a Pool Strip Rate equal to or greater than that of the
            Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any
Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount
Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y)
in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage
Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

      (i)   the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted
            Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

      (ii)  the excess of the Pool Strip Rate on such Qualified Substitute
            Mortgage Loan as calculated pursuant to the definition of "Pool
            Strip Rate" over the Pool Strip Rate on the related Deleted
            Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

      Rating Agency:  Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement.  If any
agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss:  With respect to each Mortgage Loan (or REO Property):

      (a)   as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal
            Balance of the Mortgage Loan (or REO Property) as of the date of
            Cash Liquidation or REO Disposition, plus (ii) interest (and REO
            Imputed Interest, if any) at the Net Mortgage Rate from the Due
            Date as to which interest was last paid or advanced to
            Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal
            Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or
            advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition)
            occurred, to the extent applied as recoveries of interest at the
            Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any
            Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

      (b)   which is the subject of a Servicing Modification, (i) (1)  the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are
            reimbursable to the Master Servicer or a Subservicer, and (ii)
            any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such
            Mortgage Loan is received or is deemed to have been received,

      (c)   which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the
            Deficient Valuation, or

      (d)   which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service
Reduction shall be deemed a Realized Loss hereunder so long as the Master
Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such
Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service
Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that
Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any
Distribution Date.

      Record Date:  With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

      Regular Certificate:  Any of the Certificates other than a Class R
Certificate.

      Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R.ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities
Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by
the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amounts: As defined in Section 3.22.
      REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

      REMIC Administrator:  Residential Funding Company, LLC.  If Residential
Funding Company, LLC is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this
Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC
Administrator obligations under this Agreement.

      REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations)
and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition:  As to any REO Property, a determination by the Master
Servicer that it has received all Insurance Proceeds, Liquidation Proceeds,
REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest:  As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds:  Proceeds, net of expenses, received in respect of any
REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property:  A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable Modified Mortgage Loan:  Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan;
provided, however, that a Mortgage Loan modified in accordance with clause
(i) above for a temporary period shall not be a Reportable Modified Mortgage
Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

      Request for Release:  A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

      Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Required Surety Payment:  With respect to any Additional Collateral
Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

      Residential Funding:  Residential Funding Company, LLC, a Delaware
limited liability company, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer:  When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any
Senior Vice President, any Vice President, any Assistant Vice President, any
Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any
other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred, in each case with direct responsibility for the administration of the Agreement.

      Retail Certificates:  A Senior Certificate, if any, offered in smaller minimum  denominations than other Senior Certificates, and designated as such in the Series Supplement.

      Schedule of Discount Fractions:  The schedule setting forth the
Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

      Securitization Transaction:  Any transaction involving a sale or other transfer of mortgage loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

      Security Agreement:  With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related
Cooperative Stock.

      Seller:  As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's  Agreement:  An  agreement  for  the  origination  and  sale of
Mortgage  Loans  generally in the form of the Seller  Contract  referred to or contained in the Program Guide,  or in such other form as has been approved by the Master  Servicer  and the Company,  each  containing  representations  and warranties  in  respect  of one  or  more  Mortgage  Loans  consistent  in all material respects with those set forth in the Program Guide.

      Senior  Accelerated  Distribution   Percentage:   With  respect  to  any
Distribution  Date  occurring on or prior to the 60th  Distribution  Date and, with respect to any Mortgage  Pool  comprised of two or more Loan Groups,  any
Loan Group,  100%.  With respect to any  Distribution  Date thereafter and any such Loan Group, if applicable, as follows:

(i)   for any  Distribution  Date after the 60th  Distribution  Date but on or prior to the 72nd  Distribution  Date, the related Senior Percentage for such  Distribution Date plus 70% of the related  Subordinate  Percentage for such Distribution Date;

(ii)  for any  Distribution  Date after the 72nd  Distribution  Date but on or prior to the 84th  Distribution  Date, the related Senior Percentage for such  Distribution Date plus 60% of the related  Subordinate  Percentage for such Distribution Date;

(iii) for any  Distribution  Date after the 84th  Distribution  Date but on or prior to the 96th  Distribution  Date, the related Senior Percentage for such  Distribution Date plus 40% of the related  Subordinate  Percentage for such Distribution Date;

(iv)  for any  Distribution  Date after the 96th  Distribution  Date but on or prior to the 108th  Distribution Date, the related Senior Percentage for such  Distribution Date plus 20% of the related  Subordinate  Percentage for such Distribution Date; and

(v)   for any  Distribution  Date thereafter,  the Senior  Percentage for such
      Distribution Date;

provided, however,

      (i) that any scheduled reduction to the Senior Accelerated Distribution
Percentage described above shall not occur as of any Distribution Date unless either

            (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property)
      averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate
      Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO
      Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or
      50%, respectively, of the sum of the Initial Certificate Principal
      Balances of the Subordinate Certificates or

             (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property)
      averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the
      Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or
      30%, respectively, of the sum of the Initial Certificate Principal
      Balances of the Subordinate Certificates, and

      (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior
Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any
Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each
Loan Group, each of the Senior Accelerated Distribution Percentages for such
Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate
Principal Balances of the related Senior Certificates (other than the Class
A-P Certificates, if any) to zero, the related Senior Accelerated
Distribution Percentage shall thereafter be 0%.

      Senior Certificate:  As defined in the Series Supplement.

      Senior Percentage: As defined in the Series Supplement.

      Senior Support Certificate:  A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

      Series:  All of the Certificates issued pursuant to a Pooling and
Servicing Agreement and bearing the same series designation.

      Series Supplement:  The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a
Series of Certificates is issued.

      Servicing Accounts:  The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Criteria:  The "servicing criteria" set forth in Item 1122(d)
of Regulation AB, as such may be amended from time to time.

      Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged
Property or, with respect to a Cooperative Loan, the related Cooperative
Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS
System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v)
compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and
3.14, including, if the Master Servicer or any Affiliate of the Master
Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

      Servicing Fee:  With respect to any Mortgage Loan and Distribution
Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the
Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section
7.02.

      Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal
Balance unpaid principal and interest and other amounts owing under the
Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

      Servicing Officer:  Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Sharia Mortgage Loan: A declining balance co-ownership transaction, structured so as to comply with Islamic religious law.

      Sharia Mortgage Loan Co-Ownership Agreement: The agreement that defines the relationship between the consumer and co-owner and the parties'
respective rights under a Sharia Mortgage Loan, including their respective rights with respect to the indicia of ownership of the related Mortgaged
Property.

      Sharia Mortgage Loan Security Instrument: The mortgage, security instrument or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing an Obligation to Pay.

      Special Hazard Loss:  Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such
Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged
Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any
Extraordinary Loss.

      Standard & Poor's:  Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc., or its successor in interest.

      Stated Principal Balance:  With respect to any Mortgage Loan or related
REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off
Date Principal Balance of the Mortgage Loan plus (b) any amount by which the
Stated  Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous
Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or
REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO
Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to
Certificateholders with respect thereto for any previous Distribution Date.

      Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

      Subordinate Certificate:  Any one of the Class M Certificates or Class
B Certificates, executed by the Trustee and authenticated by the Certificate
Registrar substantially in the form annexed hereto as Exhibit B and Exhibit
C, respectively.

      Subordinate Class Percentage:  With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal
Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group,
100% minus the related Senior Percentage as of such Distribution Date.

      Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related
Prepayment Period that resulted in a Realized Loss.

      Subserviced Mortgage Loan:  Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

      Subservicer:  Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer Advance:  Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

      Subservicing Account:  An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement:  The written contract between the Master
Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.
With respect to Additional Collateral Loans subserviced by MLCC, the
Subservicing Agreement shall also include the Addendum and Assignment
Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage, LLC, the Addendum and
Assignment Agreement, dated as of November 24, 1998, between the Master
Servicer and GMAC Mortgage, LLC, as such agreement may be amended from time to time.

      Subservicing Fee:  As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the
Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Successor Master Servicer: As defined in Section 3.22.

      Surety:  Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

      Surety Bond:  The Limited Purpose Surety Bond (Policy No. AB0039BE),
dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to
Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety
Bond as may be identified in the Series Supplement.

      Tax Returns:  The federal income tax return on Internal Revenue Service
Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return,
including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the
REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Transaction Party:  As defined in Section 12.02(a).

      Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transferee:  Any Person who is acquiring by Transfer any Ownership
Interest in a Certificate.

      Transferor:  Any Person who is disposing by Transfer of any Ownership
Interest in a Certificate.

      Trust Fund:  The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this
Agreement, consisting of:

(i)   the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii)  all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust
      Fund, including the proceeds from the liquidation of Additional
      Collateral for any Additional Collateral Loan or Pledged Assets for any
      Pledged Asset Loan, but not including amounts on deposit in the Initial
      Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv)  the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
      Section 2.01, and

(v)   all proceeds of clauses (i) through (iv) above.

      Trustee Information:  As specified in Section 12.05(a)(i)(A).

      Uninsured Cause:  Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person or U.S. Person: (i) A citizen or resident of the
United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United
States federal income tax purposes are required by the applicable operating agreement to be United States Persons,  (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust.  Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on
August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a
U.S. Person.

      U.S.A. Patriot Act:  Uniting and Strengthening America by Providing
Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

      Voting Rights:  The portion of the voting rights of all of the
Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02    Use of Words and Phrases.

      "Herein," "hereby," "hereunder," `hereof," "hereinbefore,"
"hereinafter" and other equivalent words refer to the Pooling and Servicing
Agreement as a whole.  All references herein to Articles, Sections or
Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement.  The definitions set forth herein include both the singular and the plural.

      References in the Pooling and Servicing Agreement to "interest" on and
"principal" of the Mortgage Loans shall mean, with respect to the Sharia
Mortgage Loans, amounts in respect profit payments and acquisition payments, respectively.

ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;

                      ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01    Conveyance of Mortgage Loans.

(a)   The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off
Date).  In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the
Series Supplement), if any for the benefit of the Holders of the Insured
Certificates (as defined in the Series Supplement).

(b)   In connection with such assignment, except as set forth in Section
2.01(c) and subject to Section 2.01(d) below, the Company does hereby (1)
with respect to each Mortgage Loan (other than a Cooperative Loan or a Sharia
Mortgage Loan), deliver to the Master Servicer (or an Affiliate of the Master
Servicer) each of the documents or instruments described in clause (I)(ii)
below (and the Master Servicer shall hold (or cause such Affiliate to hold)
such documents or instruments in trust for the use and benefit of all present and future Certificateholders), (2) with respect to each MOM Loan, deliver to and deposit with the Trustee, or the Custodian on behalf of the Trustee, the documents or instruments described in clauses (I)(i) and (v) below, (3) with respect to each Mortgage Loan that is not a MOM Loan but is registered on the
MERS(R)System, deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee, the documents or instruments described in clauses
(I)(i), (iv) and (v) below, (4) with respect to each Mortgage Loan that is not a MOM Loan and is not registered on the MERS(R)System, deliver to and deposit with the Trustee, or to the Custodian on behalf of the Trustee, the documents or instruments described in clauses (I)(i), (iii), (iv) and (v)
below, and (5) with respect to each Cooperative Loan and Sharia Mortgage
Loan, the documents and instruments described in clause (II) and clause (III)
below:

      (I) with respect to each Mortgage Loan so assigned (other than a
Cooperative Loan or a Sharia Mortgage Loan):

(i)               The original Mortgage Note, endorsed without recourse in
      blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential
      Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)  The original Mortgage, noting the presence of the MIN of the Mortgage
      Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated
      thereon or a copy of the Mortgage with evidence of recording indicated
      thereon;

(iii) The original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)  The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is
      registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)   The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

      (II) with respect to each Cooperative Loan so assigned:

(i)   The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)  A counterpart of the Cooperative Lease and the Assignment of
      Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee or a copy of such Cooperative Lease and
      Assignment of Proprietary Lease and copies of such intervening assignments;

(iii) The related Cooperative Stock Certificate, representing the related
      Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument)
      executed in blank or copies thereof;

(iv)  The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan or a copy thereof;

(v)   The Security Agreement or a copy thereof;

(vi)  Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of
      Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii)      An executed assignment of the interest of the originator in the
      Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee, or a copy thereof;

(ix)  The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan or a copy of each modification, assumption agreement or preferred loan agreement; and

(x)   A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative
      Loans or copies thereof.

      (III) with respect to each Sharia Mortgage Loan so assigned:

            (i)   The original  Obligation to Pay,  endorsed  without recourse in blank or to the order of the Trustee  and  showing an unbroken  chain of endorsements  from the originator  thereof to the Person endorsing it to the Trustee,  or with respect to any Destroyed  Obligation to Pay, an original  affidavit  from the  related  Seller  or  Residential  Funding stating  that the  original  Obligation  to Pay was lost,  misplaced  or destroyed, together with a copy of the related Obligation to Pay;

            (ii)  The original Sharia Mortgage Loan Security Instrument,  with evidence  of  recording  indicated  thereon  or a  copy  of  the  Sharia
      Mortgage Loan Security  Instrument with evidence of recording  indicated
      thereon;

            (iii) An   original   Assignment   and   Amendment   of   Security
      Instrument,   assigned  to  the  Trustee  with   evidence  of  recording
      indicated  thereon  or a  copy  of  such  Assignment  and  Amendment  of
      Security Instrument with evidence of recording indicated thereon;

            (iv)  The  original  recorded  assignment  or  assignments  of the
      Sharia  Mortgage Loan Security  Instrument  showing an unbroken chain of title from the  originator  thereof to the  Person  assigning  it to the
      Trustee with evidence of recordation  noted thereon or attached thereto, or a copy of such  assignment or assignments of the Sharia Mortgage Loan
      Security Instrument with evidence of recording indicated thereon;

            (v)   The original  Sharia  Mortgage Loan  Co-Ownership  Agreement with  respect  to the  related  Sharia  Mortgage  Loan or a copy of such
      Sharia Mortgage Loan Co-Ownership Agreement; and

            (vi)  The original of each  modification or assumption  agreement, if  any,  relating  to  such  Sharia  Mortgage  Loan  or a copy  of each modification or assumption agreement.

(c)   The Company may, in lieu of delivering the original of the documents set forth in Sections 2.01(b)(I)(iii), (iv) and (v), Sections 2.01
(b)(II)(ii), (iv), (vii), (ix) and (x) and Sections 2.01 (b)(III)(ii), (iii),
(iv), (v) and (vi) (or copies thereof) to the Trustee or to the Custodian on behalf of the Trustee, deliver such documents to the Master Servicer, and the
Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence.  Within thirty Business Days following the earlier of (i)
the receipt of the original of all of the documents or instruments set forth in Sections 2.01(b)(I)(iii), (iv) and (v), Sections 2.01 (b)(II)(ii), (iv),
(vii), (ix) and (x) and Sections 2.01 (b)(III)(ii), (iii), (iv), (v) and (vi)
(or copies thereof) for any Mortgage Loan and (ii) a written request by the
Trustee to deliver those documents with respect to any or all of the Mortgage
Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or to the Custodian on behalf of the Trustee.

      The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003,
(ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan
Protection Act effective January 1, 2004, (iii) a "High Cost Home Mortgage
Loan" as defined in the Massachusetts Predatory Home Loan Practices Act
effective November 7, 2004 or (iv)  a "High-Cost Home Loan" as defined in the
Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

(d)   Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the
Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or to the Custodian on behalf of the Trustee a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.
      The Company (i) shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b),  except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the
Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, (ii) shall promptly cause to be filed the Form UCC-3 assignment and
UCC-1 financing statement referred to in clauses (II)(vii) and (x), respectively, of Section 2.01(b) and (iii) shall promptly cause to be recorded in the appropriate public recording office for real property records the Assignment Agreement and Amendment of Security Instrument referred to in clause (III)(iii) of Section 2.01(b).  If any Assignment, Assignment
Agreement and Amendment of Security Instrument, Form UCC-3 or Form UCC-1, as
applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Assignment
Agreement and Amendment of Security Instrument, Form UCC-3 or Form UCC-1, as
applicable, or cure such defect, as the case may be, and cause such
Assignment or Assignment Agreement and Amendment of Security Instrument to be
recorded in accordance with this paragraph.  The Company shall promptly deliver or cause to be delivered to the applicable person described in
Section 2.01(b), any Assignment, substitute Assignment, Assignment Agreement and Amendment of Security Instrument or Form UCC-3 or Form UCC-1, as
applicable, (or copy thereof) recorded in connection with this paragraph, with evidence of recording indicated thereon at the time specified in Section
2.01(c).  In connection with its servicing of Cooperative Loans, the Master
Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to
Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

      If the Company delivers to the Trustee or to the Custodian on behalf of the Trustee any Mortgage Note, Obligation to Pay, Assignment Agreement and
Amendment of Security Instrument or Assignment of Mortgage in blank, the
Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note, Obligation to Pay, Assignment Agreement and Amendment of
Security Instrument and Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

      In connection with the assignment of any Mortgage Loan registered on the MERS(R)System, the Company further agrees that it will cause, at the
Company's own expense, within 30 Business Days after the Closing Date, the
MERS(R)System to indicate that such Mortgage Loans have been assigned by the
Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of  Mortgage
Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code in the field which identifies the specific
Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans.
The Company further agrees that it will not, and will not permit the Master
Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.

(e)   Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or
Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral
Loans.  With respect to any Additional Collateral Loan or Pledged Asset Loan,
Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f)   It is intended that the conveyance by the Company to the Trustee of the
Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated
REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the
Certificateholders.  Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC
Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company.  Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any
other applicable jurisdiction; (b) the conveyance provided for in Section
2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the
Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security
Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and
Cooperative Lease, (ii) with respect to each Sharia Mortgage Loan, the related Sharia Mortgage Loan Security Instrument, Sharia Mortgage Loan
Co-Ownership Agreement, Obligation to Pay and Assignment Agreement and
Amendment of Security Instrument, (iii) with respect to each Mortgage Loan other than a Cooperative Loan or a Sharia Mortgage Loan, the related Mortgage
Note and Mortgage, and (iv) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage
Loans in accordance with the terms thereof, (C) any Uncertificated REMIC
Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of
Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement;
(c) the possession by the Trustee, any Custodian on behalf of the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the
Uniform Commercial Code of any other applicable jurisdiction as in effect
(including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts  or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

      The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any
Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the
Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the
Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x)
continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee
(such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any
Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g)   The Master Servicer hereby acknowledges the receipt by it of the
Initial Monthly Payment Fund.  The Master Servicer shall hold such Initial
Monthly Payment Fund in the Custodial Account and shall include such Initial
Monthly Payment Fund in the Available Distribution Amount for the initial
Distribution Date.  Notwithstanding anything herein to the contrary, the
Initial Monthly Payment Fund shall not be an asset of any REMIC.  To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of
Section 1.860G-2(h) of the Treasury Regulations.

(h)   The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the
Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the
Assigned Contracts, whether arising under the terms of such Assigned
Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a
Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities
Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof.  The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the
Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the
Mortgage Loan.

Section 2.02.     Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or the
Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Custodial Files delivered to it, or a
Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the
Trustee pursuant to Section 2.01, in trust for the use and benefit of all present and future Certificateholders.  The Trustee or Custodian (the
Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Custodial File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section
2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate
(the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the
Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification.  Upon delivery of the Custodial Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt
(or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the
Trustee) of the documents referred to in Section 2.01(c) above.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Custodial File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company.
Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Custodial File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement.  If such omission or defect materially and adversely affects the interests of the
Certificateholders, the Master Servicer shall promptly notify Residential
Funding of such omission or defect and request Residential Funding to correct or cure such omission or defect within 60 days from the date the Master
Servicer was notified of such omission or defect and, if Residential Funding does not correct or cure such omission or defect within such period, require
Residential Funding to purchase such Mortgage Loan from the Trust Fund at its
Purchase Price, within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in
Section 860G(a)(3) of the Code, any such cure or repurchase must occur within
90 days from the date such breach was discovered.  The Purchase Price for any such Mortgage Loan shall be deposited by the Master Servicer in the Custodial
Account maintained by it pursuant to Section 3.07 and, upon receipt by the
Trustee of written notification of such deposit signed by a Servicing
Officer, the Master Servicer, the Trustee or the Custodian, as the case may be, shall release the contents of any related Mortgage File in its possession to the owner of such Mortgage Loan (or such owners' designee) and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in Residential Funding or its designee any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the
Trust Fund.  It is understood and agreed that the obligation of Residential
Funding to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to
Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.     Representations, Warranties and Covenants
                  of the Master Servicer and the Company.

(a)   The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date:

(i)   The Master Servicer is a limited liability company duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)  The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Formation or Limited
      Liability Company Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master
      Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)  The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
      (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v)   No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)  The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the
      Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii)      The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof.  The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of
      Section 3.02; and

(ix)  The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Custodial
Files to the Trustee or the Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or the Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under a Custodial Agreement).  Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  The obligation of the Master Servicer to cure such breach or to so purchase such
Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b)   Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.     Representations and Warranties of Residential Funding.

      The Company, as assignee of Residential Funding under the Assignment
Agreement, hereby assigns to the Trustee for the benefit of
Certificateholders all of its right, title and interest in respect of the
Assignment Agreement applicable to a Mortgage Loan.  Insofar as the
Assignment Agreement relates to the representations and warranties made by
Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders.  Upon the discovery by the
Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the representations and warranties made in the Assignment Agreement
(which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the
Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under a Custodial Agreement).  The Master Servicer shall promptly notify Residential Funding of such breach and request that Residential
Funding either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii)
purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered.  If a breach of the Compliance With
Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the
Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust
Fund thereafter, concurrently with such payment. In the event that
Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04,
Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute
Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an
Assignment of the Mortgage in recordable form, if required pursuant to
Section 2.01, and such other documents and agreements as are required by
Section 2.01, with the Mortgage Note endorsed as required by Section 2.01.
No substitution will be made in any calendar month after the Determination
Date for such month.  Monthly Payments due with respect to Qualified
Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding
Distribution Date.  For the month of substitution, distributions to the
Certificateholders will include the Monthly Payment due on a Deleted Mortgage
Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The
Master Servicer shall amend or cause to be amended the Mortgage Loan
Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the
Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the
Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan
was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee.  Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related
Subservicing Agreement in all respects, Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified
Substitute Mortgage Loan contained in the related Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this
Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment
Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a
Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute
Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such
Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution).
Residential Funding shall deposit the amount of such shortfall into the
Custodial Account on the day of substitution, without any reimbursement therefor.  Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an
Opinion of Counsel to the effect that such substitution will not cause (a)
any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date"
under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of Residential Funding to cure such breach or purchase, or to substitute for, a Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders.  If the Master Servicer is Residential Funding,
then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement.  In connection with the purchase of or substitution for any such Mortgage Loan by Residential
Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.     Execution and Authentication of Certificates/Issuance of
                  Certificates Evidencing Interests in REMIC I Certificates.

            As provided in Section 2.05 of the Series Supplement.

Section 2.06.     Conveyance of Uncertificated REMIC I and REMIC II Regular
                  Interests; Acceptance by the Trustee.

            As provided in Section 2.06 of the Series Supplement.

Section 2.07.     Issuance of Certificates Evidencing Interests in REMIC II.

            As provided in Section 2.07 of the Series Supplement.

Section 2.08.     Purposes and Powers of the Trust.

      The purpose of the trust, as created hereunder, is to engage in the following activities:

(a)   to sell the Certificates to the Company in exchange for the Mortgage
Loans;

(b)   to enter into and perform its obligations under this Agreement;

(c)   to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)   subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust
Fund and the making of distributions to the Certificateholders.

            The trust is hereby authorized to engage in the foregoing
activities.   Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

Section 3.01.     Master Servicer to Act as Servicer.

(a)   The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.
Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a
Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties.
The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any
Mortgage Loan on the MERS(R)System, or cause the removal from the registration of any Mortgage Loan on the MERS(R)System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.  Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer.  Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder
(other than in connection with a proposed conveyance or assumption of such
Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any REMIC formed under the Series
Supplement to fail to qualify as a REMIC under the Code.  The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans.  The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced
Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.  In connection with servicing and administering the Mortgage
Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may
perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii)
may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b)   All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such
Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c)   The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage
Loans, which payment obligation will thereafter be an obligation of the
Master Servicer hereunder.

Section 3.02.     Subservicing Agreements Between Master Servicer and
                  Subservicers; Enforcement of Subservicers' and Sellers'
                  Obligations.

(a)   The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing
Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans.  Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing
Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan.  For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing
Fee from payments of interest.  Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master
Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer.  Each Subservicing
Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed.  A representative form of Subservicing Agreement is attached hereto as Exhibit E.  With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement.  The Master Servicer and a Subservicer may enter into amendments thereto or a different form of
Subservicing Agreement, and the form referred to or included in the Program
Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the
Certificateholders.  The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)   As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's
Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of
Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only
(i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related
Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.
For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.     Successor Subservicers.

      The Master Servicer shall be entitled to terminate any Subservicing
Agreement that may exist in accordance with the terms and conditions of such
Subservicing Agreement and without any limitation by virtue of this
Agreement; provided, however, that in the event of termination of any
Subservicing Agreement by the Master Servicer or the Subservicer, the Master
Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement.  If the Master
Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the
Subservicer which it replaces.  If the Master Servicer enters into a
Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated
Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.     Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master
Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the
Trustee and the Certificateholders for the servicing and administering of the
Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing
Agreements or arrangements or by virtue of indemnification from the
Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans.  The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.     No Contractual Relationship Between Subservicer and
                  Trustee or Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a
Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the
Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in
Section 2.02 hereof.

Section 3.06.     Assumption or Termination of Subservicing Agreements by
                  Trustee.

(a)   If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into.  The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the
Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the
Subservicing Agreement.

(b)   The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.     Collection of Certain Mortgage Loan Payments;
                  Deposits to Custodial Account.

(a)   The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.  Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and
(ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage.  Notwithstanding anything in this
Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law.
In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a
Nonrecoverable Advance.  Consistent with the terms of this Agreement, the
Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action);
provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage
Loan by adding such amount to the outstanding principal balance of the
Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master
Servicer, such default is reasonably foreseeable;  provided, further, that
(1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the
Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2)  the final maturity date for any Mortgage Loan shall not be extended beyond the
Maturity Date, (3) the Stated Principal Balance of all Reportable Modified
Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any Servicing
Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the
Certificate Insurer, if any.  In addition, any amounts owing on a Mortgage
Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan.  Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to
the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the
Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage
Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b)   The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the
Cut-off Date):

(i)   All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii)  All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net
      of any related expenses of the Subservicer);

(iv)  All proceeds of any Mortgage Loans purchased pursuant to Section 2.02,
      2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a
      Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)   Any amounts required to be deposited pursuant to Section 3.07(c) or
      3.21;

(vi)  All amounts transferred from the Certificate Account to the Custodial
      Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master
      Servicer in respect of any Additional Collateral; and

(viii)      Any amounts received by the Master Servicer in respect of Pledged
      Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and, unless otherwise set forth in the series supplement, payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account.
In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding.  The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding such commingling of funds, the Master
Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds
and the proceeds of the purchase of any Mortgage Loan pursuant to Sections
2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution
Amount for the Distribution Date in the month of receipt, but is not obligated to do so.  If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)   The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial
Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities.  All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its
own funds immediately as realized without any right of reimbursement.

(d)   The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the
Certificate Account prior to the use thereof.

Section 3.08.     Subservicing Accounts; Servicing Accounts.

(a)   In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the
Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master
Servicer and each Rating Agency.  The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of
Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the
Subservicing Agreement.  If the Subservicing Account is not an Eligible
Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees.  On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.  The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any
Mortgage Loans for which payment was not received by the Subservicer.  This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust
Fund by deed in lieu of foreclosure or otherwise.  All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial
Account.

(b)   The Subservicer may also be required, pursuant to the Subservicing
Agreement, to remit to the Master Servicer for deposit in the Custodial
Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate
plus the rate per annum at which the Servicing Fee accrues in the case of a
Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.  Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to
Sections 3.10(a)(iv) and (v).

(c)   In addition to the Custodial Account and the Certificate Account, the
Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors.  Each
Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing
Account.  Withdrawals of amounts related to the Mortgage Loans from the
Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or
Subservicer out of related collections for any payments made pursuant to
Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a)
(with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing
Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide.  As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the
Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d)   The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of
Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.     Access to Certain Documentation and
                  Information Regarding the Mortgage Loans.

      If compliance with this Section 3.09 shall make any Class of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the
supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer.  The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.     Permitted Withdrawals from the Custodial Account.

(a)   The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i)   to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii)  to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
      or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related
      Mortgage Loans (including, for this purpose, REO Proceeds, Insurance
      Proceeds, Liquidation Proceeds and proceeds from the purchase of a
      Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master
      Servicer on account of interest on a Mortgage Loan as contemplated by
      Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the
      case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv)  to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)   to pay to itself as additional servicing compensation any Foreclosure
      Profits, any amounts remitted by Subservicers as interest in respect of
      Curtailments pursuant to Section 3.08(b), and any amounts paid by a
      Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such
      Principal Prepayment in Full is to be distributed to the
      Certificateholders;

(vi)  to pay to itself, a Subservicer, a Seller, Residential Funding, the
      Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section
      2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable
      Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the  Advance or Servicing Advance was added to the Stated Principal Balance of the
      Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii)      to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11,
      3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an
      Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix)  to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii)
      above; and

(x)   to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)   Since, in connection with withdrawals pursuant to clauses (ii), (iii),
(v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master
Servicer shall keep and maintain separate accounting, on a Mortgage Loan by
Mortgage Loan basis, for the purpose of justifying any withdrawal from the
Custodial Account pursuant to such clauses.

(c)   The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the
Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination.  Such right of reimbursement in respect of a
Nonrecoverable Advance relating to an Advance pursuant to Section 4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders
(and not theretofore reimbursed to the Master Servicer or the related
Subservicer).

Section 3.11.     Maintenance of the Primary Insurance
                  Policies; Collections Thereunder.

(a)   The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary
Insurance Policy of any loss which, but for the actions of the Master
Servicer or Subservicer, would have been covered thereunder.  To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage
Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy.  The Master
Servicer shall be entitled to cancel or permit the discontinuation of any
Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal
Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date.  In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at
origination in excess of 80% and is not the subject of a Primary Insurance
Policy (and was not included in any exception to the representation in
Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value
Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.  The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage
Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b)   In connection with its activities as administrator and servicer of the
Mortgage Loans, the Master Servicer agrees to present or to cause the related
Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance
Policies respecting defaulted Mortgage Loans.  Pursuant to Section 3.07, any
Insurance Proceeds collected by or remitted to the Master Servicer under any
Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.     Maintenance of Fire Insurance and
                  Omissions and Fidelity Coverage.

(a)   The Master Servicer shall cause to be maintained for each Mortgage Loan
(other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such
Mortgage Loan or 100 percent of the insurable value of the improvements;
provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis.  To the extent it may do so without breaching the related Subservicing
Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained.  The
Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy.
Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master
Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the
Mortgage Loan so permit.  Such costs shall be recoverable by the Master
Servicer out of related late payments by the Mortgagor or out of Insurance
Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10.
It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  Whenever the improvements securing a Mortgage Loan
(other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the
Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

      If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate
Account the amount not otherwise payable under the blanket policy because of such deductible clause.  Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution
Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account.  In connection with its activities as administrator and servicer of the Mortgage
Loans, the Master Servicer agrees to present, on behalf of itself, the
Trustee and the Certificateholders, claims under any such blanket policy.

(b)   The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the
Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this
Agreement.  The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac.  In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program
Guide and acceptable to the Company.  Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a)   When any Mortgaged Property is conveyed by the Mortgagor, the Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or
Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing:

(i)   the Master Servicer shall not be deemed to be in default under this
      Section 3.13(a) by reason of any transfer or assumption which the
      Master Servicer is restricted by law from preventing; and

(ii)  if the Master Servicer determines that it is reasonably likely that any
      Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)   Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged
Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the
Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the
Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such
Person; provided, however, none of such terms and requirements shall either
(i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute
"contributions" after the start-up date under the REMIC Provisions.  The
Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance
Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the
Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan
(including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage
Loan.  Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer.  Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage
File for such Mortgage Loan.  Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such
Subservicer as additional servicing compensation.

(c)   The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related
Mortgaged Property (or, with respect to a Cooperative Loan, the related
Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage
Loan, that the security for, and the timely and full collectability of, such
Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section
10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof.  Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such
Subservicer as additional servicing compensation.

(d)   Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for
Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan.  Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage
Loan for all purposes hereof.

Section 3.14.     Realization Upon Defaulted Mortgage Loans.

(a)   The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07.  Alternatively, the Master
Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged
Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07.  In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide;
provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement.  The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of
one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial
Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance
Proceeds or REO Proceeds).  In the event of such a determination by the
Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

            In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master
Servicer shall not, on behalf of the Trustee, obtain title to any such
Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and
(ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional
Collateral against amounts owed under the defaulted Mortgage Loan.  Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the
Custodial Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Additional
Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

            For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such
Agreement and in a manner that is in the best interests of the
Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged
Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that
(i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related
Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO
Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan.
Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10.  Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section
3.10.

            Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04.  However, the Master Servicer is not
required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan.  Upon the occurrence of a Cash
Liquidation or REO Disposition, following the deposit in the Custodial
Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO
Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or the Custodian, as the case may be, shall release to the Master Servicer the related Custodial File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master
Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage
Loan or REO Property as to either of the following provisions, (i) a Cash
Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation
Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b)   If title to any Mortgaged Property is acquired by the Trust Fund as an
REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders.  Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall
(except as otherwise expressly provided herein) be considered to be an
Outstanding Mortgage Loan held in the Trust Fund until such time as the REO
Property shall be sold.  Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)   If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the
Master Servicer on behalf of the Trust Fund shall dispose of such REO
Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section
860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series
Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f))
obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such
REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a
REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel).  The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10.  Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii)
subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)   The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds,
Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net
Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or
REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e)   In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any
successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.     Trustee to Cooperate; Release of Custodial Files.

(a)   Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master
Servicer will immediately notify the Trustee (if it holds the related
Custodial File) or the Custodian by a certification of a Servicing Officer
(which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Custodial
File.  Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related
Custodial File to the Master Servicer.  The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R)System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

(b)   From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the
Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the
Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any
Required Insurance Policy.  Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Custodial File or any document therein to the Master Servicer.  The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the
Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Custodial File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document was delivered and the purpose or purposes of such delivery.  In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for
Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c)   The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage
Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity.  Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any
Required Insurance Policy or invalidate or otherwise affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.     Servicing and Other Compensation; Compensating Interest.

(a)   The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below.  The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.  In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net
of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO
Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate
(or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)   Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the
Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c)   The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder
(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related
Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of the Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

(d)   The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this
Agreement.

(e)   Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date.  Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the
Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively.  In making such reduction, the Master Servicer (i) will not withdraw from the Custodial
Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.     Reports to the Trustee and the Company.

      Not later than fifteen days after it receives a written request from the Trustee or the Company, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on the immediately preceding Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the
Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.     Annual Statement as to Compliance and Servicing Assessment.

      The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, (i) a servicing assessment as described in Section 4.03(f)(ii) and (ii) a servicer compliance statement, signed by an authorized officer of the Master Servicer, as described in Items
1122(a), 1122(b) and 1123 of Regulation AB, to the effect that:

      (A)   A review of the Master Servicer's activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

      (B)   To the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement in all material respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

      The Master Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1122 and Item 1123 of Regulation AB to the extent required to be included in a Report on Form 10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the
Master Servicer's duties hereunder if any such party fails to deliver such a certification.

Section 3.19.     Annual Independent Public Accountants' Servicing Report.

      On or before the earlier of (a) March 31 of each year or (b) with respect to any calendar year during which the Company's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish to the Company and the Trustee the attestation required under Item 1122(b) of
Regulation AB.  In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the
American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.     Rights of the Company in Respect of the Master Servicer.

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master
Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations.  Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise.  The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding.
The Company may, but is not obligated to, enforce the obligations of the
Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee.  The
Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.     Administration of Buydown Funds

(a)   With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a
Subservicing Account (the "Buydown Account").  The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the
Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the
Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b)   If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement.  The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan.  If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown
Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage
Loan still held in the Buydown Account and remit the same to the Master
Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the
Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.  Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.     Advance Facility

(a)   The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1)
the Master Servicer sells, assigns or pledges to another Person (an
"Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing
Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement.  No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility.
Notwithstanding the existence of any Advance Facility under which an
Advancing Person agrees to fund Advances and/or Servicing Advances on the
Master Servicer's behalf, the Master Servicer  shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement.  If the Master Servicer enters into an
Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable Advances
("Advance Reimbursement Amounts") and/or Servicing Advances including
Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and
together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in
each case to the extent such type of Reimbursement Amount is included in the
Advance Facility), as applicable, pursuant to this Agreement, then the Master
Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance
Facility Trustee") designated by such Advancing Person in an Advance Facility
Notice described below in Section 3.22(b).  Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master
Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement
Amounts identified pursuant to the preceding sentence.  An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or
Servicing Advances shall not be required to meet the qualifications of a
Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c)
hereof and shall not be deemed to be a Subservicer under this Agreement.
Notwithstanding anything to the contrary herein, in no event shall Advance
Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

(b)   If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related
Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit
Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts
(each to the extent such type of Reimbursement Amount is included within the
Advance Facility) on subsequent Distribution Dates.  The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the
Advancing Person or to an Advance Facility Trustee designated in the Advance
Facility Notice.  An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing
Person (and any related Advance Facility Trustee).  The Master Servicer shall provide the Certificate Insurer, if any, with notice  of any termination of any Advance Facility pursuant to this Section 3.22(b).

(c)   Reimbursement Amounts shall consist solely of amounts in respect of
Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master
Servicer or the Advancing Person had made the related Advance(s) and/or
Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Company nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement
Amount, nor shall the Company or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track, monitor or verify the payment of Reimbursement
Amounts to the related Advancing Person or Advance Facility Trustee. The
Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor
Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

(d)   Upon the direction of and at the expense of the Master Servicer, the
Trustee agrees to execute such acknowledgments, certificates and other documents reasonably satisfactory to the Trustee provided by the Master
Servicer recognizing the interests of any Advancing Person or Advance
Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e)   Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances
(as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

            (i)   Any  successor  Master  Servicer to  Residential  Funding (a
      "Successor  Master  Servicer")  and  the  Advancing  Person  or  Advance
      Facility  Trustee  shall be required to apply all amounts  available  in accordance  with this Section 3.22(e) to the  reimbursement  of Advances and  Servicing  Advances in the manner  provided  for herein;  provided, however,  that after the succession of a Successor Master Servicer,  (A)
      to the extent that any  Advances or Servicing  Advances  with respect to
      any   particular   Mortgage  Loan  are   reimbursed   from  payments  or
      recoveries,   if  any,  from  the  related  Mortgagor,  and  Liquidation
      Proceeds or Insurance  Proceeds,  if any,  with respect to that Mortgage
      Loan,  reimbursement  shall be made,  first, to the Advancing  Person or
      Advance  Facility  Trustee  in  respect  of  Advances  and/or  Servicing
      Advances  related to that Mortgage Loan to the extent of the interest of the  Advancing  Person or  Advance  Facility  Trustee  in such  Advances and/or Servicing  Advances,  second to the Master Servicer in respect of
      Advances  and/or  Servicing  Advances  related to that  Mortgage Loan in excess  of those in which  the  Advancing  Person  or  Advance  Facility
      Trustee  Person has an  interest,  and third,  to the  Successor  Master
      Servicer  in respect of any other  Advances  and/or  Servicing  Advances related to that Mortgage Loan,  from such sources as and when collected, and (B)  reimbursements  of Advances  and  Servicing  Advances  that are
      Nonrecoverable  Advances shall be made pro rata to the Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and any such Successor
      Master  Servicer,  on the other  hand,  on the  basis of the  respective aggregate outstanding  unreimbursed Advances and Servicing Advances that are  Nonrecoverable  Advances  owed  to the  Advancing  Person,  Advance
      Facility Trustee or Master Servicer  pursuant to this Agreement,  on the one hand, and any such  Successor  Master  Servicer,  on the other hand, and without  regard to the date on which any such  Advances or Servicing
      Advances  shall have been made.  In the event  that,  as a result of the
      FIFO allocation made pursuant to this Section 3.22(e),  some or all of a
      Reimbursement  Amount paid to the Advancing  Person or Advance  Facility
      Trustee  relates to Advances or Servicing  Advances  that were made by a
      Person  other  than  Residential  Funding  or the  Advancing  Person  or
      Advance Facility Trustee,  then the Advancing Person or Advance Facility
      Trustee  shall be required  to remit any  portion of such  Reimbursement
      Amount to the Person  entitled  to such  portion  of such  Reimbursement
      Amount.  Without  limiting the generality of the foregoing,  Residential
      Funding shall remain  entitled to be reimbursed by the Advancing  Person or Advance  Facility  Trustee for all  Advances and  Servicing  Advances
      funded by  Residential  Funding to the extent the related  Reimbursement
      Amount(s)  have not been  assigned or pledged to an Advancing  Person or
      Advance Facility  Trustee.  The  documentation  establishing any Advance
      Facility  shall  require  Residential  Funding to provide to the related
      Advancing  Person or Advance  Facility  Trustee loan by loan information with respect to each Reimbursement  Amount distributed to such Advancing
      Person or Advance  Facility  Trustee on each date of remittance  thereof to such  Advancing  Person or Advance  Facility  Trustee,  to enable the
      Advancing   Person  or  Advance   Facility  Trustee  to  make  the  FIFO
      allocation  of each  Reimbursement  Amount with respect to each Mortgage
      Loan.

            (ii)  By way of  illustration,  and  not  by way of  limiting  the generality  of the  foregoing,  if the  Master  Servicer  resigns  or is terminated  at a time when the Master  Servicer is a party to an Advance
      Facility,  and is  replaced  by a  Successor  Master  Servicer,  and the
      Successor Master Servicer directly funds Advances or Servicing  Advances with  respect  to a  Mortgage  Loan and does not  assign or  pledge  the related  Reimbursement  Amounts  to  the  related  Advancing  Person  or
      Advance  Facility  Trustee,  then all payments and  recoveries  received from the  related  Mortgagor  or  received  in the  form of  Liquidation
      Proceeds  with  respect  to  such  Mortgage  Loan  (including  Insurance
      Proceeds  collected in connection  with a  liquidation  of such Mortgage
      Loan)  will be  allocated  first  to the  Advancing  Person  or  Advance
      Facility Trustee until the related  Reimbursement  Amounts  attributable to such  Mortgage  Loan  that are owed to the  Master  Servicer  and the
      Advancing  Person,  which were made prior to any  Advances or  Servicing
      Advances made by the Successor Master Servicer,  have been reimbursed in full, at which point the Successor  Master Servicer shall be entitled to retain all related  Reimbursement  Amounts  subsequently  collected with respect  to  that  Mortgage  Loan  pursuant  to  Section  3.10  of  this
      Agreement.  To the extent that the  Advances or  Servicing  Advances are
      Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to  Section  3.10  of this  Agreement,  the  reimbursement  paid in this manner  will be  made  pro  rata  to the  Advancing  Person  or  Advance
      Facility  Trustee,  on the one hand, and the Successor  Master Servicer, on the other hand, as described in clause (i)(B) above.

      (f)   The Master  Servicer  shall remain  entitled to be reimbursed  for all  Advances  and  Servicing  Advances  funded by the Master  Servicer to the extent  the  related  rights to be  reimbursed  therefor  have not been  sold, assigned or pledged to an Advancing Person.

      (g)   Any  amendment to this  Section 3.22 or to any other  provision of this  Agreement that may be necessary or appropriate to effect the terms of an
Advance  Facility as  described  generally  in this  Section  3.22,  including amendments to add provisions  relating to a successor Master Servicer,  may be entered into by the Trustee, the Certificate  Insurer,  Company and the Master
Servicer   without  the  consent  of  any   Certificateholder,   with  written
confirmation  from each Rating  Agency that the  amendment  will not result in the  reduction  of the  ratings  on any  class of the  Certificates  below the lesser of the then current or original  ratings on such  Certificates,  and an opinion of counsel as required by Section 11.01(c),  notwithstanding  anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

      (h)   Any  rights of  set-off  that the Trust  Fund,  the  Trustee,  the
Company,  any Successor  Master  Servicer or any other Person might  otherwise have against the Master  Servicer under this Agreement shall not attach to any rights to be  reimbursed  for  Advances or Servicing  Advances  that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

      (i)   At any time when an  Advancing  Person  shall have ceased  funding
Advances  and/or  Servicing  Advances  (as the case may be) and the  Advancing
Person or related Advance Facility  Trustee shall have received  Reimbursement
Amounts   sufficient  in  the  aggregate  to  reimburse  all  Advances  and/or
Servicing  Advances (as the case may be) the right to reimbursement  for which were  assigned to the  Advancing  Person,  then upon the delivery of a written notice  signed  by  the  Advancing  Person  and  the  Master  Servicer  or its
successor or assign) to the Trustee  terminating  the Advance  Facility Notice
(the "Notice of Facility  Termination"),  the Master Servicer or its Successor
Master  Servicer  shall again be  entitled to withdraw  and retain the related
Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

      (j)   After delivery of any Advance Facility Notice, and until any such
Advance Facility Notice has been terminated by a Notice of Facility
Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Certificate Account.

(a)   The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to
Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available
Distribution Amount for the immediately succeeding Distribution Date.

(b)   The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment
(except that (i) any investment in the institution with which the Certificate
Account is maintained may mature or be payable on demand on such Distribution
Date and (ii) any other investment may mature or be payable on demand on such
Distribution Date if the Trustee shall advance funds on such Distribution
Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity.  Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.  The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.     Distributions.

                  As provided in Section 4.02 of the Series Supplement.

Section 4.03.     Statements to Certificateholders; Statements to Rating
Agencies; Exchange Act Reporting.

(a)   Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each
Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is
comprised of two or more Loan Groups, each Loan Group, to the extent applicable.  This statement will include the information set forth in an exhibit to the Series Supplement.  The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail.  The
Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the
Certificateholders.  The Trustee shall provide prior notification to the
Company, the Master Servicer and the Certificateholders regarding any such modification.  In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.
Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master
Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

(b)   Within a reasonable period of time after it receives a written request from a Holder of a Certificate, other than a Class R Certificate, the Master
Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (v) and (vi) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)   Within a reasonable period of time after it receives a written request from a Holder of a Class R Certificate, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each
Person who at any time during the calendar year was the Holder of a Class R
Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class
R Certificate.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the
Code.

(d)   Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting
Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)   The Master Servicer shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder including, without limitation, reports on Form 10-K, Form 10-D and Form 8-K.  In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by a Responsible Officer of the Trustee,
(III) notice of all matters that, to the actual knowledge of a Responsible
Officer of the Trustee, have been submitted to a vote of the
Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Company or the Master
Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series
Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master
Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct.

(f)   Any Form 10-K filed with the Commission in connection with this
Section 4.03 shall include, with respect to the Certificates relating to such
10-K:

(i)   A certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as
      Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with
      Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

(ii)  A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Master Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant Commission regulations, as described in Item
      1122(a) of Regulation AB.  The Master Servicer shall obtain from all other parties participating in the servicing function any required assessments.

(iii) With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of
      Regulation AB and Section 3.19.

(iv)  The servicer compliance certificate required to be delivered pursuant
      Section 3.18.

(g)   In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P.

(h)   This Section 4.03 may be amended in accordance with this Agreement without the consent of the Certificateholders.

(i)   The Trustee shall make available on the Trustee's internet website each of the reports filed with the Commission by or on behalf of the Company under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Trustee.

Section 4.04.     Distribution of Reports to the Trustee and
                  the Company; Advances by the Master Servicer.

(a)   Prior to the close of business on the Determination Date, the Master
Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to any Certificate Insurer and Certificateholders by the Master Servicer on
request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate
Account Deposit Date pursuant to clause (iii) of Section 4.01(a).  The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b)   On or before 2:00 P.M. New York time on each Certificate Account
Deposit Date, the Master Servicer shall either (i) deposit in the Certificate
Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related
Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers
Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which
Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii)
aggregating the amount of such Advance.  Any portion of the Amount Held for
Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial
Account for deposit in the Certificate Account on such Certificate Account
Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date.  The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section
3.07(b) that has been deposited in the Custodial Account on or before such
Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.  The amount of any reimbursement pursuant to Section
4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due
Periods, which allocation shall be made, to the extent practicable, to
Monthly Payments which have been delinquent for the longest period of time.
Such allocations shall be conclusive for purposes of reimbursement to the
Master Servicer from recoveries on related Mortgage Loans pursuant to Section
3.10.

      The determination by the Master Servicer that it has made a
Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers'
Certificate of the Master Servicer delivered to the Company and the Trustee.

      If the Master Servicer determines as of the Business Day preceding any
Certificate Account Deposit Date that it will be unable to deposit in the
Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the
Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit.  Not later than
3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a)
terminate all of the rights and obligations of the Master Servicer under this
Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall deposit all funds it receives pursuant to this
Section 4.04 into the Certificate Account.

Section 4.05.     Allocation of Realized Losses.

      As provided in Section 4.05 of the Series Supplement.

Section 4.06.     Reports of Foreclosures and Abandonment of Mortgaged
                  Property.

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged
Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H,
6050J and 6050P, respectively, of the Code, and deliver to the Trustee an
Officers' Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H,
6050J and 6050P of the Code.

Section 4.07.     Optional Purchase of Defaulted Mortgage Loans.

(a)   With respect to any Mortgage Loan that is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage
Loan from the Trustee at the Purchase Price therefor; provided, that such
Mortgage Loan that becomes 90 days or more delinquent during any given
Calendar Quarter shall only be eligible for purchase pursuant to this Section during the period beginning on the first Business Day of the following
Calendar Quarter, and ending at the close of business on the second-to-last
Business Day of such following Calendar Quarter; and provided, further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.
Such option if not exercised shall not thereafter be reinstated as to any
Mortgage Loan, unless the delinquency is cured and the Mortgage Loan thereafter again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)   If at any time the Master Servicer makes a payment to the Certificate
Account covering the amount of the Purchase Price for such a Mortgage Loan as provided in clause (a) above, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master
Servicer, without recourse, to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto.  Such assignment shall be an assignment outright and not for security.  The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

      If,  however,  the Master  Servicer  shall have  exercised  its right to repurchase  a Mortgage  Loan  pursuant to this  Section  4.07 upon the written request  of and  with  funds  provided  by the  Junior  Certificateholder  and thereupon transferred such Mortgage Loan to the Junior Certificateholder,  the
Master Servicer shall so notify the Trustee in writing.

Section 4.08.     Surety Bond.

(a)   If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required
Surety.  The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the
Trustee in connection therewith.

(b)   Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety
Payment in the Certificate Account and shall distribute such Required Surety
Payment, or the proceeds thereof, in accordance with the provisions of
Section 4.02.

(c)   The Trustee shall (i) receive as attorney-in-fact of each Holder of a
Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                               THE CERTIFICATES

Section 5.01.     The Certificates.

(a)   The Senior, Class X, Class M, Class B, Class P, Class SB and Class R
Certificates shall be substantially in the forms set forth in Exhibits A,
A-I, B, C, C-I, C-II and D, respectively, or such other form or forms as shall be set forth in the Series Supplement, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01.
The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

      The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee.  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(b)   Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership
Interests therein.  The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such
Ownership Interests.  All transfers by Certificate Owners of their respective
Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository
Participant shall transfer the Ownership Interests only in the Book-Entry
Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes
(including the making of payments due on the respective Classes of Book-Entry
Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry
Certificates for the purposes of exercising the rights of Certificateholders hereunder.  The rights of Certificate Owners with respect to the respective
Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository
Participants and brokerage firms representing such Certificate Owners.
Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different
Certificate Owners.  The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by
Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository and the
Trustee of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to such termination through the Depository, the Trustee shall notify all Certificate
Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall execute, authenticate and deliver the Definitive Certificates.  In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates.  In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the
Depository or the related Depository Participant with directions for the
Certificate Registrar to exchange or cause the exchange of the Certificate
Owner's interest in such Class of Certificates for an equivalent Percentage
Interest in fully registered definitive form.  Upon receipt by the
Certificate Registrar of instructions from the Depository directing the
Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate
Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii)
the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such
Certificate Owner's Percentage Interest in such Class of Certificates and
(iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the
Certificate Principal Balance of the Definitive Certificate.

      None of the Company, the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive
Certificates as Certificateholders hereunder.

(c)   If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V
Certificates, may exchange such Holder's Class A-V Certificates for
Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which
Subclasses, in the aggregate, will represent the Uncertificated Class A-V
REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange.  Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular
Interest or Interests specified in writing by such initial Holder to the
Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests
corresponding to any Subclass, the Initial Notional Amount and the initial
Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V
REMIC Regular Interest designated on a Request for Exchange corresponds to a
Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a).  Every
Certificate presented or surrendered for exchange by the initial Holder shall
(if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such
Certificate and shall be completed to the satisfaction of the Trustee and the
Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing.  The Certificates of any Subclass of
Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)   The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The
Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each
Record Date prior to the related Determination Date.

(b)   Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to
Section 8.12 and, in the case of any Class M, Class B, Class P or Class R
Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new
Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c)   At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or
Subclass) and aggregate Percentage Interest, upon surrender of the
Certificates to be exchanged at any such office or agency.  Whenever any
Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)   No transfer, sale, pledge or other disposition of a Class B Certificate or Class P Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the
Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that a transfer of a Class B Certificate or Class P Certificate is to be made either
(i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of
Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the
Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H (with respect to any Class B Certificate) or Exhibit G-1 (with respect to any Class P
Certificate) hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the
Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the
Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the
Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the
Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a
"qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the
Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the
Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

(e)   (i)   In the case of any Class B, Class P or Class R Certificate presented for registration in the name of any Person, either (A)
            the Trustee shall require an Opinion of Counsel addressed to the
            Trustee, the Company and the Master Servicer, acceptable to and in form and substance satisfactory to the Trustee to the effect that the purchase or holding of such Class B, Class P or Class R
            Certificate is permissible under applicable law, will not
            constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act
            of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any
            obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a
            certification to the effect set forth in paragraph six of Exhibit
            H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate or Class
            P Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the
            Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such
            registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction
            provisions of ERISA or Section 4975 of the Code, or any Person
            (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied:  (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class
            Exemption ("PTCE") 95-60, and (iii) the conditions set forth in
            Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

            (ii)  Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such
            Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such
            Certificate in reliance on Prohibited Transaction Exemption
            ("PTE") 94-29, as most recently amended, PTE 2002-41, 67 Fed.
            Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such
            Transferee is a Complying Insurance Company.

            (iii) (A)  If any Class M Certificate (or any interest therein)
            is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii)
            acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as
            Certificate Owner thereof retroactive to the date of such
            Transfer of such Class M Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such
            Certificate to such preceding Transferee.

                  (B)   Any purported Certificate Owner whose acquisition or
            holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e)
            shall indemnify and hold harmless the Company, the Trustee, the
            Master Servicer, any Subservicer, the Underwriters and the Trust
            Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)   (i)  Each Person who has or who acquires any Ownership Interest in a
Class R Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any
Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A)   Each Person holding or acquiring any Ownership Interest in a Class R
            Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B)   In connection with any proposed Transfer of any Ownership Interest in a
            Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer
            Affidavit and Agreement," in the form attached hereto as Exhibit
            G-1) from the proposed Transferee, in form and substance
            satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted
            Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted
            Transferee, and that it has reviewed the provisions of this
            Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the
            Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed
            Transfer is to impede the assessment or collection of tax.

(C)   Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible
            Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted
            Transferee, no Transfer of an Ownership Interest in a Class R
            Certificate to such proposed Transferee shall be effected.

(D)   Each Person holding or acquiring any Ownership Interest in a Class R
            Certificate shall agree (x) to require a Transfer Affidavit and
            Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y)
            not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit
            G-2.

(E)   Each Person holding or acquiring an Ownership Interest in a Class R
            Certificate, by purchasing an Ownership Interest in such
            Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary
            Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it
            is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)  The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.  Transfers of the Class R Certificates to Non-United
      States Persons and Disqualified Organizations (as defined in Section
      860E(e)(5) of the Code) are prohibited.

(iii) (A)         If any Disqualified Organization shall become a holder of a
      Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States
      Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class
      R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or
      Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such
      Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R
      Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)   If any purported Transferee shall become a Holder of a Class R
            Certificate in violation of the restrictions in this Section
            5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the
            Master Servicer on such terms as the Master Servicer may choose.
            Such purported Transferee shall promptly endorse and deliver each
            Class R Certificate in accordance with the instructions of the
            Master Servicer.  Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a
            Class R Certificate as a result of its exercise of such
            discretion.

(iv)  The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership
      Interest in a Class R Certificate to any Person who is a Disqualified
      Organization, including the information regarding "excess inclusions"
      of such Class R Certificates required to be provided to the Internal
      Revenue Service and certain Persons as described in Treasury
      Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a
      result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)   The provisions of this Section 5.02(f) set forth prior to this clause
      (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A)   written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the
            Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the
            Certificate Policy (as defined in the Series Supplement)), Class
            M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the
            Closing Date by such Rating Agency; and

(B)   subject to Section 10.01(f), an Officers' Certificate of the Master
            Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master
            Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any
            REMIC formed under the Series Supplement to cease to qualify as a
            REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
            that is a Disqualified Organization or (y) a Certificateholder or
            another Person to be subject to a REMIC-related tax caused by the
            Transfer of a Class R Certificate to a Person that is not a
            Permitted Transferee.

(g)   No service charge shall be made for any transfer or exchange of
Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h)   All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any mutilated Certificate is surrendered to the Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate
Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and
Percentage Interest but bearing a number not contemporaneously outstanding.
Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate
Registrar) connected therewith.  Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate
Insurer, the Certificate Registrar and any agent of the Company, the Master
Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar
may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to
Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the
Company, the Master Servicer, the Trustee, any Certificate Insurer, the
Certificate Registrar nor any agent of the Company, the Master Servicer, the
Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.     Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02.  In the event of any such appointment, on or prior to each Distribution Date the
Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the
Certificateholders in the amounts and in the manner provided for in Section
4.02, such sum to be held in trust for the benefit of the Certificateholders.

      The Trustee shall cause each Paying Agent to execute and deliver to the
Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the
Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such
Certificateholders.  Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the
Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.     U.S.A. Patriot Act Compliance.

      In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee may obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                     THE COMPANY AND THE MASTER SERVICER

Section 6.01.     Respective Liabilities of the Company and the Master
                  Servicer.

      The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein.
By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master
Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.     Merger or Consolidation of the Company or the Master
                  Servicer; Assignment of Rights and Delegation of Duties by
                  Master Servicer.

(a)   The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation and as a limited liability company under the laws of the state of its organization, respectively, and shall each obtain and preserve its qualification to do business as a foreign corporation or other Person in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this
Agreement.

(b)   Any Person into which the Company or the Master Servicer may be merged or  converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Company or the
Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 6.02(b) to the contrary notwithstanding;
provided, however, that the successor or surviving Person to the Master
Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Master Servicer (or the
Company, as applicable) shall notify each Rating Agency and the Trustee in writing of any such merger, conversion or consolidation at least 30 days prior to the effective date of such event.

(c)   Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate
Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).  In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as
Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.
Notwithstanding the foregoing, in the event of a pledge or assignment by the
Master Servicer solely of its rights to purchase all assets of the Trust Fund under Section 9.01(a) (or, if so specified in Section 9.01(a), its rights to purchase the Mortgage Loans and property acquired related to such Mortgage
Loans or its rights to purchase the Certificates related thereto), the provisos of the first sentence of this paragraph will not apply.

Section 6.03.     Limitation on Liability of the Company,
                  the Master Servicer and Others.

      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any
action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The
Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this
Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the
Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the
Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the
Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate
Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.     Company and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Company nor the
Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.
No such resignation by the Master Servicer shall become effective until the
Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                   DEFAULT

Section 7.01.     Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)   the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the
      Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this
      Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master
      Servicer, the Company and the Trustee by the Holders of Certificates of
      such Class evidencing Percentage Interests aggregating not less than
      25%; or

(ii)  the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the
      Master Servicer contained in the Certificates of any Class or in this
      Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee
      by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of
      60 days; or

(iv)  the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)   the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)  the Master Servicer shall notify the Trustee pursuant to Section
      4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of
Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master
Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the
Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder.  If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this
Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section
4.04(b).  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section
7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or
thereafter be received with respect to the Mortgage Loans.  No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential
Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential
Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its
Servicing Fee in respect thereof, and any other amounts payable to
Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.  Upon the termination of Residential
Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.     Trustee or Company to Act; Appointment of Successor.

(a)   On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section
6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this
Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the
Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any
Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account.  If the Trustee has
become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie
Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Pending appointment of a successor to the
Master Servicer hereunder, the Trustee shall become successor to the Master
Servicer and shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on
Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master
Servicer hereunder.  The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing
Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.
The Master Servicer shall pay the reasonable expenses of the Trustee in connection with any servicing transition hereunder.

      (b)  In connection with the termination or resignation of the Master
Servicer hereunder, either (i) the successor Master Servicer, including the
Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of
MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor
Master Servicer shall cooperate with the successor Master Servicer in causing
MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such
Mortgage Loan on the MERS(R)System to the successor Master Servicer.  The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The predecessor Master
Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of
Mortgage that may be required under this subsection (b).  The successor
Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.     Notification to Certificateholders.

(a)   Upon any such termination or appointment of a successor to the Master
Servicer, the Trustee shall give prompt written notice thereof to the
Certificateholders at their respective addresses appearing in the Certificate
Register.

(b)   Within 60 days after the occurrence of any Event of Default, the
Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of
Default shall have been cured or waived.

Section 7.04.     Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of
Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of
Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i) or (ii).  Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                            CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)   The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b)   The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall notify the
Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master
Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement.  The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series
Supplement as a REMIC under the REMIC Provisions and (subject to Section
10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c)   No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)   Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer
      and which on their face, do not contradict the requirements of this
      Agreement;

(ii)  The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage
      Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the
      Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)  The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
      (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv)
      and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the
      Master Servicer, the Company or any Certificateholder; and

(v)   Except to the extent provided in Section 7.02, no provision in this
      Agreement shall require the Trustee to expend or risk its own funds
      (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)   The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction"
penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on
"net income from foreclosure property" as defined in Section 860G(c) of the
Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 8.01:

(i)   The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)  The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)  The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)   Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the
      Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by
      Holders of Certificates of any Class evidencing, as to such Class,
      Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding.  The reasonable expense of every such examination shall be paid by the
      Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi)  The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund.  The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master
      Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)   Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to
Section 10.01(f)) it shall have obtained or been furnished with an Opinion of
Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust
Fund to be subject to any federal tax as a result of such contribution
(including the imposition of any federal tax on "prohibited transactions"
imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the
Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of
MERS or the MERS(R)System.  Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the
Master Servicer of any of the Certificates or of the proceeds of such
Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the
Company or the Master Servicer.

Section 8.04.     Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.     Master Servicer to Pay Trustee's Fees
                  and Expenses; Indemnification.

(a)   The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master
Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)   The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, and the Master Servicer further agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the second paragraph of Section 2.01(c) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i)   with respect to any such claim, the Trustee shall have given the Master
      Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)  while maintaining control over its own  defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master
      Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall  not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the
Master Servicer in this Section 8.05(b) shall not be available (A) for any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

Section 8.06.     Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and the short-term rating of such institution shall be A-1 in the case of Standard & Poor's if Standard & Poor's is a Rating Agency.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section
8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)   The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company.  Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee.  If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)   If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i)
above) or 30 days (in respect of clause (ii) above other than any failure to comply with the provisions of Article XII, in which case no notice or grace period shall be applicable) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the
Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence.  In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each
Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the
Certificates below the lesser of the then current or original ratings on such
Certificates.

(c)   The Holders of Certificates entitled to at least 51% of the Voting
Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the
Trustee so removed and one complete set to the successor so appointed.

(d)   Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)   Any successor trustee appointed as provided in  Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The predecessor trustee shall deliver to the successor trustee all Custodial
Files and related documents and statements held by it hereunder (other than any Custodial Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master
Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)   No successor trustee shall accept appointment as provided in this
Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)   Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the
Certificate Register.  If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national  banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the
Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)   Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the
Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)   In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the
Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)   Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)   Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.     Appointment of the Custodian.

      The Trustee may, with the consent of the Master Servicer and the
Company, or shall, at the direction of the Company and the Master Servicer, appoint custodians who are not Affiliates of the Company, the Master Servicer
or any Seller to hold all or a portion of the Custodial Files as agent for the Trustee, by entering into a Custodial Agreement.  Subject to Article
VIII, the Trustee agrees to comply with the terms of each Custodial Agreement with respect to the Custodial Files and to enforce the terms and provisions thereof against the related custodian for the benefit of the
Certificateholders.  Each custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Custodial File.  Each Custodial
Agreement, with respect to the Custodial Files, may be amended only as provided in Section 11.01.  The Trustee shall notify the Certificateholders of the appointment of any custodian (other than the custodian appointed as of the Closing Date) pursuant to this Section 8.11.

Section 8.12.     Appointment of Office or Agency.

      The Trustee will maintain an office or agency in the United States at the address designated in Section 11.05 of the Series Supplement where
Certificates may be surrendered for registration of transfer or exchange. The
Trustee will maintain an office at the address stated in Section 11.05 of the
Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

             TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01.     Optional Purchase by the Master Servicer of All
                  Certificates; Termination Upon Purchase by the Master
                  Servicer or Liquidation of All Mortgage Loans.

(a)   Subject to Section 9.02, the respective obligations and
responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the
Trustee to make certain payments after the Final Distribution Date to
Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article
IX following the earlier of:

(i)   the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust
      Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii)  the purchase by the Master Servicer of all Mortgage Loans and all
      property acquired in respect of any Mortgage Loan remaining in the
      Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage
      Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance
      (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate
      (or Modified Net Mortgage Rate in the case of any Modified Mortgage
      Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
      P. Kennedy, the late ambassador of the United States to the Court of
      St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.
      The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of
      Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With
      Laws Representation, that remain unpaid on the date of such purchase.

      The right of the Master Servicer to purchase all the assets of the
Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated
Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

      If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage
Loans.  In addition, the Master Servicer shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the
Master Servicer the Custodial Files pertaining to the Mortgage Loans being purchased.

      In addition to the foregoing, on any Distribution Date on which the
Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such
Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate
Interest.  If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the
Certificates pursuant to this Article IX.

(b)   The Master Servicer shall give the Trustee not less than 40 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates).
Notice of any termination specifying the anticipated Final Distribution Date
(which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee
(if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their
Certificates to the Trustee for payment, shall be given promptly by the
Master Servicer (if it is exercising its right to purchase the assets of the
Trust Fund or to purchase the outstanding Certificates), or by the Trustee
(in any other case) by letter.  Such notice shall be prepared by the Master
Servicer (if it is exercising its right to purchase the assets of the Trust
Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)   the anticipated Final Distribution Date upon which final payment of the
      Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii)  the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the
      Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to
Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.  As a result of the exercise by the Master Servicer of its right to purchase the outstanding
Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c) below.

(c)   In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the
Class M and Class B Certificates, upon presentation and surrender of the
Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding
Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows:  (A) with respect to each Certificate the outstanding
Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued
Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).  Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate
Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the
Company, the Master Servicer and the Trustee hereunder in accordance with
Article IX.

(d)   If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to
Certificateholders to be withdrawn therefrom and credited to the remaining
Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee
(in any other case) shall give a second written notice to the remaining
Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the
Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such
Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e)   If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding
Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to
Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor.  If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates.  The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account.  If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the
Trustee shall pay to the Master Servicer all amounts distributable to the
Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders.  No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the
Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01.  Any
Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.  Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.  The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.     Additional Termination Requirements.

(a)   Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to
Section 10.01(f)) the Trustee and the Master Servicer have received an
Opinion of Counsel (which Opinion of Counsel shall not be an expense of the
Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust  Fund of taxes on "prohibited transactions," as described in
Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)   The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1.  The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under
      Section 860F of the Code and regulations thereunder;

(ii)  The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final
      Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b)   Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.     Termination of Multiple REMICs.

      If the REMIC  Administrator  makes two or more separate REMIC elections, the  applicable  REMIC  shall  be  terminated  on the  earlier  of  the  Final
Distribution  Date  and the date on which it is  deemed  to  receive  the last deemed  distributions on the related  Uncertificated  REMIC Regular  Interests and the last distribution due on the Certificates is made.

ARTICLE X

                               REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)   The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law.  The assets of each such REMIC will be set forth in the Series
Supplement.  Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series
Supplement.  The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code)
in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b)   The Closing Date is hereby designated as the "startup day" of the Trust
Fund within the meaning of Section 860G(a)(9) of the Code.

(c)   The REMIC Administrator shall hold a Class R Certificate representing a
0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence.  If the REMIC
Administrator is no longer the Master Servicer hereunder, at its option the
REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d)   The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the
Trustee and the Trustee shall sign and file such Tax Returns in a timely manner.  The expenses of preparing such returns shall be borne by the REMIC
Administrator without any right of reimbursement therefor.  The REMIC
Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.  The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC
Administrator may from time to time request for the purpose of enabling the
REMIC Administrator to prepare Tax Returns.

(e)   The REMIC Administrator shall provide (i) to any Transferor of a Class
R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a
Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the
Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment
Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f)   The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master
Servicer and the REMIC Administrator to do so).  The Master Servicer and the
REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i)
endanger the status of any portion of any REMIC formed under the Series
Supplement as a REMIC or (ii) result in the imposition of a tax upon any such
REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a
REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC
Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as
applicable, determines that taking such action is in the best interest of the
Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the
Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of
Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to any
REMIC created hereunder or any related assets thereof, or causing any such
REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the
REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an
Adverse REMIC Event could occur.  The Master Servicer or the REMIC
Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator.  At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as
"qualified mortgages" as defined in Section 860G(a)(3) of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)   In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on
"net income from foreclosure property" of any such REMIC as defined in
Section 860G(c) of the Code, on any contributions to any such REMIC after the
Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the
Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued
Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)   The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)   Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee
shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)   Neither the Master Servicer nor the Trustee shall (subject to Section
10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such
REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)   Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury
Regulations, the "latest possible maturity date" by which the Certificate
Principal Balance of each Class of Certificates (other than the Interest Only
Certificates) representing a regular interest in the applicable REMIC and the
Uncertificated Principal Balance of each Uncertificated REMIC Regular
Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only
Certificates and Uncertificated REMIC Regular Interest represented by a Class
A-V Certificate would be reduced to zero is the Maturity Date for each such
Certificate and Interest.

(l)   Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information
Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of
Collateralized Debt Obligations" for each REMIC created hereunder.

(m)   Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or
III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate
Account for gain nor accept any contributions to any such REMIC after the
Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or
"contributions" pursuant to the REMIC Provisions.

Section 10.02.    Master Servicer, REMIC Administrator and Trustee
                  Indemnification.

(a)   The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC
Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b)   The REMIC Administrator agrees to indemnify the Trust Fund, the
Company, the Master Servicer and the Trustee for any taxes and costs
(including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee,
as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in
which case Section 10.02(c) will apply.

(c)   The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a
result of a breach of the Master Servicer's covenants set forth in this
Article X or in Article III with respect to compliance with the REMIC
Provisions, including without limitation, any penalties arising from the
Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03.    Designation of REMIC(s).

      As provided in Section 10.03 of the Series Supplement.

Section 10.04.    Distributions on the Uncertificated REMIC I and REMIC II
      Regular Interests.

      As provided in Section 10.04 of the Series Supplement.

Section 10.05.    Compliance with Withholding Requirements.

      As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                           MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)   This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)   to cure any ambiguity,

(ii)  to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the
      Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the
      Trust Fund pursuant to the Code that would be a claim against the Trust
      Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv)  to change the timing and/or nature of deposits into the Custodial
      Account or the Certificate Account or to change the name in which the
      Custodial Account is maintained, provided that (A) the Certificate
      Account Deposit Date shall in no event be later than the related
      Distribution Date, (B) such change shall not, as evidenced by an
      Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured
      Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each
      Rating Agency to such effect,

(v)   to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R
      Certificates, by virtue of their being the "residual interests" in a
      REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the
      Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section
      10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi)  to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of
      Counsel, adversely affect in any material respect the interests of any
      Certificateholder or

            (vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b)   This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66%
of the Percentage Interests of each Class of Certificates with a Certificate
Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)   reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)  reduce the aforesaid percentage of Certificates of any Class the
      Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c)   Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the
Company or the Trustee in accordance with such amendment is permitted hereunder and will not result in the imposition of a federal tax on the Trust
Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d)   Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the
Custodian and each Certificateholder.  It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by
Certificateholders shall be subject to such reasonable regulations as the
Trustee may prescribe.

(e)   The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund.  To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the
Trust Fund, (ii) any such reserve fund shall be owned by the Company, and
(iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h)
as it reads as of the Cut-off Date.  In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any
Certificateholder and without the consent of the Master Servicer or the
Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior
Certificateholders, the Class M Certificateholders, the Master Servicer or
the Trustee, as applicable; provided that the Company obtains (subject to
Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of
Independent counsel) to the effect that any such amendment will not cause (a)
any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860F(a)(1) of the Code or on "contributions after the startup date"
under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.
In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by GMAC LLC, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate
Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02.    Recordation of Agreement; Counterparts.

(a)   To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the
Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an
Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b)   For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)   The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such
Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b)   No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the
Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any
Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)   No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the
Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each
Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such
Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may
be.  For the protection and enforcement of the provisions of this Section
11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05.    Notices.

      As provided in Section 11.05 of the Series Supplement.

Section 11.06.    Required Notices to Rating Agency and Subservicer.

      The Company, the Master Servicer or the Trustee, as applicable, (i)
shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below,
(ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1),  or (i) below, or (iii)
provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)   a material change or amendment to this Agreement,

(b)   the occurrence of an Event of Default,

(c)   (1) the termination or appointment of a successor Master Servicer or
      (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d)   the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
      3.12 or the cancellation or modification of coverage under any such instrument,

(e)   the statement required to be delivered to the Holders of each Class of
      Certificates pursuant to Section 4.03,

(f)   the statements required to be delivered pursuant to Sections 3.18 and
      3.19,

(g)   (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h)   the occurrence of any monthly cash flow shortfall to the Holders of any
      Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)   the occurrence of the Final Distribution Date, and

(j)   the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07.    Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08.    Supplemental Provisions for Resecuritization.

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances.  With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the
"Resecuritized Certificates"), the Company may deposit such Resecuritized
Certificates into a new REMIC, grantor trust or custodial arrangement (a
"Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental
Article.  The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.  To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the
establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof.
In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring
Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the
Supplemental Article will not endanger the status of the Trust Fund as a
REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09.    Allocation of Voting Rights.

      As provided in Section 11.09 of the Series Supplement.

Section 11.10.    No Petition.

      As provided in Section 11.10 of the Series Supplement.

ARTICLE XII

                        COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of the Parties; Reasonableness.

            The Company,  the Trustee and the Master Servicer  acknowledge and agree that the purpose of this Article XII is to facilitate  compliance by the
Company  with  the   provisions   of  Regulation  AB  and  related  rules  and
regulations  of the  Commission.  The Company  shall not exercise its right to request  delivery of information or other  performance  under these provisions other than in good  faith,  or for  purposes  other than  compliance  with the
Securities  Act,  the  Exchange  Act  and the  rules  and  regulations  of the
Commission  under the  Securities Act and the Exchange Act. Each of the Master
Servicer   and  the  Trustee   acknowledges   that   interpretations   of  the
requirements   of  Regulation  AB  may  change  over  time,   whether  due  to
interpretive  guidance  provided  by the  Commission  or its staff,  consensus among  participants  in the  mortgage-backed  securities  markets,  advice  of counsel,  or otherwise,  and agrees to comply with reasonable requests made by the Company in good faith for delivery of information  under these  provisions on the  basis  of  evolving  interpretations  of  Regulation  AB.  Each of the
Master  Servicer and the Trustee shall  cooperate  reasonably with the Company to deliver to the Company  (including any of its assignees or designees),  any and all  disclosure,  statements,  reports,  certifications,  records  and any other  information  necessary in the reasonable,  good faith  determination of the Company to permit the Company to comply with the  provisions of Regulation
AB.

Section 12.02.    Additional Representations and Warranties of the Trustee.

            (a)   The Trustee  shall be deemed to represent and warrant to the
Company  as of the  Closing  Date  and on each  date on which  information  is provided to the Company under Sections 12.01,  12.02(b) or 12.03 that,  except as  disclosed  in writing  to the  Company  prior to such date:  (i) it is not aware and has not received  notice that any  default,  early  amortization  or
other   performance   triggering   event   has   occurred   as  to  any  other
Securitization  Transaction due to any default of the Trustee;  (ii) there are no  aspects of its  financial  condition  that  could have a material  adverse effect  on  the  performance  by it of  its  trustee  obligations  under  this
Agreement  or any  other  Securitization  Transaction  as to  which  it is the trustee;  (iii)  there  are no  material  legal  or  governmental  proceedings pending  (or known to be  contemplated)  against it that would be  material to
Certificateholders;  (iv)  there  are no  relationships  or  transactions  (as described  in Item  1119(b) of  Regulation  AB)  relating to the Trustee  with respect to the Company or any  sponsor,  issuing  entity,  servicer,  trustee, originator,  significant  obligor,  enhancement  or support  provider or other material  transaction  party (as each of such terms are used in Regulation AB)
relating to the Securitization  Transaction  contemplated by the Agreement, as identified  by the Company to the  Trustee in writing as of the  Closing  Date
(each,  a  "Transaction  Party")  that are  outside  the  ordinary  course  of business  or on  terms  other  than  would  be  obtained  in an  arm's  length transaction  with an  unrelated  third  party,  apart from the  Securitization
Transaction,  and that are  material to the  investors'  understanding  of the
Certificates;  and (v) the Trustee is not an  affiliate  (as  contemplated  by
Item 1119(a) of Regulation  AB) of any  Transaction  Party.  The Company shall notify the Trustee of any change in the identity of a Transaction  Party after the Closing Date.

            (b)   If so  requested  by the Company on any date  following  the
Closing Date,  the Trustee  shall,  within five Business Days  following  such
request,   confirm  in  writing  the  accuracy  of  the   representations  and
warranties  set  forth  in  paragraph  (a) of this  Section  or,  if any  such
representation   and  warranty  is  not  accurate  as  of  the  date  of  such confirmation,  provide the pertinent  facts, in writing,  to the Company.  Any such request from the Company  shall not be given more than once each calendar quarter,  unless the Company shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 12.03.    Information to Be Provided by the Trustee.

            For so long as the Certificates  are outstanding,  for the purpose of satisfying the Company's  reporting  obligation under the Exchange Act with respect  to any  class of  Certificates,  the  Trustee  shall  provide  to the
Company  a  written   description  of  (a) any   litigation  or   governmental
proceedings  pending  against the Trustee as of the last day of each  calendar month that would be material to  Certificateholders,  and (b) any affiliations or  relationships  (as described in Item 1119 of  Regulation  AB) that develop following  the Closing Date between the Trustee and any  Transaction  Party of the type described in Section  12.02(a)(iv)  or 12.02(a)(v) as of the last day of each  calendar  year.  Any  descriptions  required  with  respect  to legal proceedings,  as well as updates to previously  provided  descriptions,  under this Section  12.03 shall be given no later than five  Business  Days prior to the  Determination  Date  following  the  month in which  the  relevant  event
occurs,   and  any  notices  and   descriptions   required   with  respect  to
affiliations,  as well as updates to previously provided  descriptions,  under this  Section  12.03 shall be given no later than  January 31 of the  calendar year  following  the  year in  which  the  relevant  event  occurs.  As of the related  Distribution  Date with  respect  to each  Report on  Form 10-D  with respect to the  Certificates  filed by or on behalf of the Company,  and as of
March 15  preceding  the date each  Report on Form  10-K with  respect  to the
Certificates  is filed,  the Trustee  shall be deemed to represent and warrant that any  information  previously  provided by the Trustee  under this Article
XII is materially  correct and does not have any material omissions unless the
Trustee has  provided an update to such  information.  The Company  will allow the Trustee to review any disclosure  relating to material  litigation against the Trustee prior to filing such  disclosure with the Commission to the extent the Company changes the information provided by the Trustee.

Section 12.04.    Report on Assessment of Compliance and Attestation.

            On or before March 15 of each calendar year, the Trustee shall:

(a)   deliver to the Company a report (in form and substance reasonably satisfactory to the Company) regarding the Trustee's assessment of compliance with the applicable Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified on Exhibit R hereto; and

(b)   deliver to the Company a report of a registered public accounting firm satisfying the requirements of Rule 2-01 of Regulation S-X under the
Securities Act and the Exchange Act that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules
1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the
Exchange Act.

Section 12.05.    Indemnification; Remedies.

(a)   The Trustee shall indemnify the Company, each affiliate of the Company, the Master Servicer and each affiliate of the Master Servicer, and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i)(A)      any  untrue   statement   of  a  material   fact
contained   or  alleged  to  be   contained   in  any   information,   report,
certification,  accountants' attestation or other material provided under this
Article  XII  by or on  behalf  of the  Trustee  (collectively,  the  "Trustee
Information"),  or (B) the  omission  or  alleged  omission  to  state  in the
Trustee  Information  a material  fact  required  to be stated in the  Trustee
Information  or  necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading; or

                  (ii)  any   failure   by  the   Trustee   to   deliver   any
information,  report,  certification  or other  material  when and as required under this  Article  XII,  other  than a failure by the  Trustee to deliver an accountants' attestation.

(b)   In the case of any failure of performance described in clause (ii) of
Section 12.05(a), as well as a failure to deliver an accountants'
attestation, the Trustee shall (i) promptly reimburse the Company for all costs reasonably incurred by the Company in order to obtain the information, report, certification, accountants' attestation or other material not delivered by the Trustee as required and (ii) cooperate with the Company to mitigate any damages that may result from such failure.

(c)   The Company and the Master Servicer shall indemnify the Trustee, each affiliate of the Trustee and the respective present and former directors, officers, employees and agents of the Trustee, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon
(i) any untrue statement of a material fact contained or alleged to be contained in any information provided under this Agreement by or on behalf of the Company or Master Servicer for inclusion in any report filed with
Commission under the Exchange Act (collectively, the "RFC Information"), or
(ii) the omission or alleged omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)   Notwithstanding any provision in this Section 12.05 to the contrary, the parties agree that none of the Trustee, the Company or the Master
Servicer shall be liable to the other for any consequential or punitive damages whatsoever, whether in contract, tort (including negligence and strict liability), or any other legal or equitable principle; provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

                                  EXHIBIT A

   FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND
                    [INTEREST ONLY/CLASS A-V] CERTIFICATE

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR
ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF
APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO
THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __,
____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT
SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A
CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS
CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[          ] OF OID PER
[$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL
AMOUNT], THE YIELD TO MATURITY IS [      ]% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[              ]
PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL
AMOUNT], COMPUTED USING THE APPROXIMATE METHOD.  NO REPRESENTATION IS MADE
THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED
ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH
RATE.]

Certificate No.                          [        %][Variable] Pass-Through
                                         Rate [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing            [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____                      Aggregate Initial [Certificate
                                         Principal Balance] [[Interest
First Distribution Date:                 Only/Class A-V] Notional Amount]
_________ 25, ____                       [Subclass Notional Amount] of the
                                         Class A-     Certificates:
Master Servicer:
Residential Funding                      [Initial] [Certificate Principal
Company, LLC                             Balance] [Interest Only/Class A-V]
                                         [Subclass]
Assumed Final                            Notional Amount] of this Certificate:
Distribution Date:                       $                          ]
___________ 25, ____
                                         CUSIP 76110F-
                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                               SERIES ____-___

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class  A-       Certificates  with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool  of  [conventional   one-  to  four-family  fixed
            interest  rate first  mortgage  loans] formed and sold
            by RESIDENTIAL ACCREDIT LOANS, INC.

            This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans,
Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC or any of
their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that ________________________  is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest
Only/Class A-V] Notional Amount] of this Certificate by the aggregate
[Initial Certificate Principal Balance of all Class A-       Certificates]
[Initial [Interest Only/Class A-V] Notional Amounts of all [Interest
Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential
Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
__________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business
Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount [(of interest and principal, if any)] required to
be distributed to Holders of Class A-     Certificates on such Distribution
Date.  [The [Interest Only/Class A-V] Notional Amount of the [Interest
Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the
Uncertificated REMIC Regular Interests represented by such [Interest
Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest
Only/Class A-V]-   Certificates as of any date of determination is equal to
the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest
Only/Class A-V]-   Certificates immediately prior to such date.] [The
[Interest Only/Class A-V][-  ] Certificates have no Certificate Principal
Balance.]

            Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The [Initial
Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional
Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

            This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master
Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the
Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the
rights of the Certificateholders under the Agreement at any time by the
Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the
Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.
As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage
Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage
Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the
Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

            Reference is hereby made to the further provisions of this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                              [_________________________],
                                      as Trustee

                                    By: _____________________________________
                                         Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                    [___________________________],
                                         as Certificate Registrar

                                    By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s) unto ______________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                        ___________________________________
Dated: _______________                  Signature by or on behalf of assignor

                                         ___________________________________
                                         Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available   funds   to   ____________________________   for   the   account   of
________________________  account  number  _________________,  or,  if mailed by check, to ________________________________.

     Applicable        statements        should        be        mailed       to
_________________________________________.

            This  information  is provided by ________________________________, the assignee named above, or __________________________________ , as its agent.

                                 EXHIBIT A-1

                         FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986.

UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE
DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS
AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE
ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH  OTHER  NAME AS IS
REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO
CEDE  &  CO.  OR  TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE
OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Certificate No. ____                     Variable Pass-Through Rate
Class X Senior

Date of Pooling and Servicing Agreement  Percentage Interest: 100%
and Cut-off Date: __________ 1, ____

Master Servicer:                         Aggregate  Initial  Notional  Amount of
Residential Funding Company, LLC         the Class X Certificates: $__________

First Distribution Date:                 Initial   Notional   Amount   of   this
__________ 25, ____                      Certificate: $_____________

Assumed Final Distribution Date:         CUSIP ________
_____________

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                               SERIES ____-____

      Evidencing a percentage  interest in the  distributions  allocable to  the  Class  X  Certificates  with  respect  to  a  Trust  Fund
      consisting   primarily   of  a  pool  of  [one-   to   four-family
      residential,  payment-option,  adjustable-rate first lien mortgage loans with a  negative  amortization  feature]  formed and sold by
      RESIDENTIAL ACCREDIT LOANS, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not represent an obligation  of or interest in  Residential  Accredit
Loans,  Inc.,  the Master  Servicer,  the  Trustee  referred  to below or GMAC
Mortgage Group, LLC or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage  Loans are guaranteed or insured by any  governmental agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master
Servicer,   the  Trustee  or  GMAC  Mortgage  Group,   LLC  or  any  of  their
affiliates.  None of the Company,  the Master  Servicer,  GMAC Mortgage Group,
LLC or any of their  affiliates  will have any obligation  with respect to any certificate  or other  obligation  secured by or payable from  payments on the
Certificates.

      This certifies that  _________________________  is the registered  owner of  the  Percentage  Interest  evidenced  by  this  Certificate  (obtained  by dividing the Initial  Notional  Amount of this  Certificate  by the  Aggregate
Notional  Amount  of all Class X  Certificates,  both as  specified  above) in certain  distributions with respect to the Trust Fund consisting  primarily of an interest  in a pool of [one- to  four-family  residential,  payment-option, adjustable-rate  first  lien  mortgage  loans  with  a  negative  amortization feature]  (the  "Mortgage  Loans"),  formed and sold by  Residential  Accredit
Loans,  Inc.  (hereinafter  called  the  "Company,"  which term  includes  any successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant  to a Pooling and  Servicing  Agreement  dated as  specified
above  (the   "Agreement")   among  the  Company,   the  Master  Servicer  and
________________________,  as trustee (the "Trustee"), a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this  Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last day (or if such last day is not a Business Day, the Business Day  immediately  preceding such last day) of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an  amount  equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the amount  required to be distributed to Holders of Class X Certificates  on such
Distribution  Date.  The Class X Certificates  have no  Certificate  Principal
Balance.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed  by the Trustee for that  purpose.  The Initial  Notional  Amount of this Certificate is set forth above.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through
Certificates of the Series  specified hereon (herein  collectively  called the
"Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement  to the Company and the Master  Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Company,  the Master  Servicer  and the  Trustee and the rights of the
Certificateholders  under the Agreement at any time by the Company, the Master
Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates evidencing in the aggregate not less than 66% of the  Percentage  Interests of each Class of Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive  and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in  exchange  herefor  or in lieu  hereof  whether  or not notation of such  consent is made upon the  Certificate.  The  Agreement  also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Company,  the Master  Servicer,  the  Trustee  and the  Certificate
Registrar and any agent of the Company,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered  as the owner hereof for all purposes,  and neither the Company, the Master  Servicer,  the  Trustee  nor any such agent  shall be  affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan and (ii) the  purchase  by the
Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement permits,  but does not require, the Master  Servicer to (i) purchase at a price  determined as provided in the
Agreement all remaining  Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or (ii) purchase in whole,  but not in part,  all of the
Certificates  from the  Holders  thereof;  provided,  that any such option may only be exercised if the Pool Stated  Principal  Balance of the Mortgage Loans
as of the  Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.

      Reference is hereby made to the further  provisions of this  Certificate set  forth on the  reverse  hereof,  which  further  provisions  shall for all purposes have the same effect as if set forth at this place.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                              [_________________________],
                                      as Trustee

                                    By: _____________________________________
                                         Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                    [___________________________],
                                         as Certificate Registrar

                                    By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s) unto ______________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                        ___________________________________
Dated: _______________                  Signature by or on behalf of assignor

                                         ___________________________________
                                         Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available   funds   to   ____________________________   for   the   account   of
________________________  account  number  _________________,  or,  if mailed by check, to ________________________________.

     Applicable        statements        should        be        mailed       to
_________________________________________.

            This  information  is provided by ________________________________, the assignee named above, or __________________________________ , as its agent.

                                  EXHIBIT B

                         FORM OF CLASS M CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR
CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS
DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR
ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT
IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF
FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF
APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO
THIS CERTIFICATE.  THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __,
____.  ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT
SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS
CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF
INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND
THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN
$[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER
THE APPROXIMATE METHOD.  NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS
WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY
OTHER RATE.

      ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE
REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE
(OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN
INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN, OR ANY
OTHER PERSON, ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR
PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN
INVESTOR"), (B) IT HAS ACQUIRED AND IS HOLDING SUCH CERTIFICATE IN
RELIANCE ON PROHIBITED TRANSACTION EXEMPTION ("PTE") 94-29, AS MOST
RECENTLY AMENDED, PTE 2002-41, 67 FED. REG. 54487 (AUGUST 22, 2002)
(THE "RFC EXEMPTION"), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN
CONDITIONS TO THE AVAILABILITY OF THE RFC EXEMPTION INCLUDING THAT SUCH
CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN
"BBB-" (OR ITS EQUIVALENT) BY STANDARD & POOR'S, FITCH OR MOODY'S OR
(C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF
FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE
COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF U.S. DEPARTMENT OF
LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III)
THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN
SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "COMPLYING
INSURANCE COMPANY).

      IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD
BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE
PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I)
IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE
WITH THE RFC EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL
BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND
OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF
SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO
LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE
TO SUCH PRECEDING TRANSFEREE.

      ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS
CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE
RESTRICTIONS IN SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER,
ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH
ACQUISITION OR HOLDING.

Certificate No.                          [      ]% Pass-Through Rate

Class M-    Subordinate                  Aggregate Certificate
                                         Principal Balance
Date of Pooling and Servicing            of the Class M Certificates:
Agreement and Cut-off Date:              $
___________ 1, ____
                                         Initial Certificate Principal
First Distribution Date:                 Balance of this Certificate:
_________ 25, ____                       $

Master Servicer:                         CUSIP: 76110F-
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                               SERIES ____-___

      evidencing a percentage  interest in any  distributions  allocable
      to the Class  M-      Certificates  with respect to the Trust Fund
      consisting   primarily  of  a  pool  of   [conventional   one-  to
      four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

            This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans,
Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC or any of
their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that ______________  is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate
Certificate Principal Balance of all Class M-     Certificates, both as
specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).
The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business
Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount (of interest and principal, if any) required to be
distributed to Holders of Class M-     Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial
Certificate Principal Balance of this Certificate is set forth above.  The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            Any transferee of this Certificate will be deemed to have
represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such transferee is not an investment manager, a named fiduciary or a trustee of any plan, or any other person, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any plan (a "plan investor"), (b) it has acquired and is holding such Certificate in reliance on prohibited transaction exemption
("PTE") 94-29, as most recently amended, PTE 2002-41, 67 fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than
"BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) (i)
the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account"
(within the meaning of U.S. Department of Labor prohibited transaction class exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a "complying insurance company).

            If this Certificate (or any interest herein) is acquired or held by any person that does not satisfy the conditions described in the preceding paragraph, then the last preceding transferee that either (i) is not a plan investor, (ii) acquired such Certificate in compliance with the RFC
Exemption, or (iii) is a complying insurance company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate owner thereof retroactive to the date of such transfer of this Certificate.
The Trustee shall be under no liability to any person for making any payments due on this Certificate to such preceding transferee.

            This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master
Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the
Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the
rights of the Certificateholders under the Agreement at any time by the
Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the
Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.
As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage
Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage
Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the
Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                              [_________________________],
                                      as Trustee

                                    By: _____________________________________
                                         Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                    [___________________________],
                                         as Certificate Registrar

                                    By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s) unto ______________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                        ___________________________________
Dated: _______________                  Signature by or on behalf of assignor

                                         ___________________________________
                                         Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available   funds   to   ____________________________   for   the   account   of
________________________  account  number  _________________,  or,  if mailed by check, to ________________________________.

     Applicable        statements        should        be        mailed       to
_________________________________________.

            This  information  is provided by ________________________________, the assignee named above, or __________________________________ , as its agent.

                                  EXHIBIT C

                         FORM OF CLASS B CERTIFICATE

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  SENIOR
CERTIFICATES   AND  CLASS  M   CERTIFICATES   [AND  CLASS   B-1]   [CLASS  B-2
CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE
RESOLD OR  TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND LAWS
OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION
UNDER  SUCH  ACT  AND  UNDER  APPLICABLE  STATE  LAW  AND  IS  TRANSFERRED  IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO  TRANSFER  OF  THIS  CERTIFICATE  MAY BE  MADE TO ANY  PERSON,  UNLESS  THE
TRANSFEREE PROVIDES EITHER A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE
AGREEMENT  OR AN OPINION  OF  COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR RESULT IN A NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND
WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY  OR THE  TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE CODE.  THE FOLLOWING
INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL
INCOME TAX ORIGINAL  ISSUE  DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE
ISSUE DATE OF THIS  CERTIFICATE  IS  ___________  __, ____.  ASSUMING THAT THE
MORTGAGE  LOANS  PREPAY  AT  100%  OF  THE  PREPAYMENT  SPEED  ASSUMPTION  (AS
DESCRIBED IN THE  PROSPECTUS  SUPPLEMENT),  THIS  CERTIFICATE  HAS BEEN ISSUED
WITH  NO MORE  THAN  $[      ]  OF OID PER  $[1,000]  OF  INITIAL  CERTIFICATE
PRINCIPAL BALANCE,  THE YIELD TO MATURITY IS [        ]% AND THE AMOUNT OF OID
ATTRIBUTABLE  TO THE INITIAL  ACCRUAL PERIOD IS NO MORE THAN  $[        ]  PER
$[1,000]  OF  INITIAL  CERTIFICATE  PRINCIPAL  BALANCE,   COMPUTED  UNDER  THE
APPROXIMATE  METHOD.  NO  REPRESENTATION  IS MADE THAT THE MORTGAGE LOANS WILL
PREPAY AT A RATE  BASED ON THE  PREPAYMENT  SPEED  ASSUMPTION  OR AT ANY OTHER
RATE.

Certificate No.                          [      ]% Pass-Through Rate

Class B-     Subordinate                 Aggregate Certificate
                                         Principal Balance
Date of Pooling and Servicing            of the Class B-
Agreement and Cut-off Date:              Certificates as of
___________ 1, ____                      the Cut-off Date:
                                         $
First Distribution Date:
_________ 25, ____                       Initial Certificate Principal
                                         Balance of this Certificate:
Master Servicer:                         $
Residential Funding Company, LLC

Assumed Final Distribution Date:
___________ 25, ____

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                               SERIES ____-___

      evidencing a percentage  interest in any  distributions  allocable
      to the Class  B-      Certificates  with respect to the Trust Fund
      consisting   primarily  of  a  pool  of   [conventional   one-  to
      four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

            This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans,
Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC or any of
their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-
Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the
"Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the
Company, the Master Servicer and __________________, as trustee (the
"Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the
Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business
Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution
Date.

            Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial
Certificate Principal Balance of this Certificate is set forth above.  The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the
Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel addressed to the Trustee, the Company and the Master Servicer, acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section
406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a
"Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account"
(within the meaning of Department of Labor Prohibited Transaction Class
Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of
PTCE 95-60.

            This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master
Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the
Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the
rights of the Certificateholders under the Agreement at any time by the
Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the
Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.
As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage
Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage
Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the
Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                              [_________________________],
                                      as Trustee

                                    By: _____________________________________
                                         Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                    [___________________________],
                                         as Certificate Registrar

                                    By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s) unto ______________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                        ___________________________________
Dated: _______________                  Signature by or on behalf of assignor

                                         ___________________________________
                                         Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available   funds   to   ____________________________   for   the   account   of
________________________  account  number  _________________,  or,  if mailed by check, to ________________________________.

     Applicable        statements        should        be        mailed       to
_________________________________________.

            This  information  is provided by ________________________________, the assignee named above, or __________________________________ , as its agent.

                                 EXHIBIT C-I

                         FORM OF CLASS P CERTIFICATE

THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND MAY NOT BE
RESOLD OR  TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND LAWS
OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION
UNDER  SUCH  ACT  AND  UNDER  APPLICABLE  STATE  LAW  AND  IS  TRANSFERRED  IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT).

NO  TRANSFER  OF  THIS  CERTIFICATE  MAY BE  MADE TO ANY  PERSON,  UNLESS  THE
TRANSFEREE PROVIDES EITHER A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE
AGREEMENT  OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE THE TRUSTEE THAT THE
PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR RESULT IN A NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND
WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY  OR THE  TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Certificate No. ___                      Prepayment Charge

Class P - Prepayment Charge              Aggregate Certificate Principal Balance
                                         of the Class P
Date of Pooling and Servicing            Certificates as of
Agreement and Cut-off Date:              the Cut-off Date:
__________ 1, ____                       $0.00

First Distribution Date:                 Initial Certificate Principal Balance
__________ 25, ____                      of this Certificate: $____

Master Servicer:                         Percentage Interest of this
Residential Funding Company, LLC         Certificate:
                                         100%
Assumed Final Distribution Date:
__________ 25, ____                      CUSIP: __________

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                               SERIES ____-___

      evidencing a percentage  interest in any  distributions  allocable to the  Class  P  Certificates  with  respect  to the  Trust  Fund
      consisting   primarily   of  a  pool  of  [one-   to   four-family
      residential,  payment-option,  adjustable-rate first lien mortgage loans with a  negative  amortization  feature]  formed and sold by
      RESIDENTIAL ACCREDIT LOANS, INC.

            This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans,
Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC or any of
their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [one- to four-family residential, payment-option, adjustable-rate first lien mortgage loans with a negative amortization feature] (the "Mortgage Loans"), formed and sold by Residential
Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and
____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business
Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class P Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the
Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.

            No transfer of this Class P Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws.  In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the
Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel addressed to the Trustee, the Company and the Master Servicer, acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class P Certificate will not constitute or result in a non-exempt prohibited transaction under Section
406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a
"Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master
Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the
Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the
rights of the Certificateholders under the Agreement at any time by the
Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the
Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.
As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage
Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage
Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the
Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                              [_________________________],
                                      as Trustee

                                    By: _____________________________________
                                         Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                    [___________________________],
                                         as Certificate Registrar

                                    By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s) unto ______________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                        ___________________________________
Dated: _______________                  Signature by or on behalf of assignor

                                         ___________________________________
                                         Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available   funds   to   ____________________________   for   the   account   of
________________________  account  number  _________________,  or,  if mailed by check, to ________________________________.

     Applicable        statements        should        be        mailed       to
_________________________________________.

            This  information  is provided by ________________________________, the assignee named above, or __________________________________ , as its agent.

                                 EXHIBIT C-II

                           CLASS SB-[ ] CERTIFICATE

      THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE SENIOR
CERTIFICATES,  THE CLASS M-1,  CLASS M-2,  CLASS M-3,  [CLASS M-4,  CLASS M-5,
CLASS M-6,  CLASS M-7, CLASS M-8,  CLASS M-9 AND CLASS M-10]  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986.  COUPLED WITH  INTERESTS IN THE SWAP  AGREEMENT  AND THE
SB-AM SWAP AGREEMENT.

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO
ANY PLAN SUBJECT TO TITLE I OF ERISA OR SECTION  4975 OF THE CODE,  ANY PERSON
ACTING,  DIRECTLY  OR  INDIRECTLY,  ON BEHALF  OF ANY SUCH PLAN OR ANY  PERSON
ACQUIRING  SUCH  CERTIFICATES  WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING
OF THE DEPARTMENT OF LABOR  REGULATION  PROMULGATED AT 29 C.F.R.SS.2510.3-101,
AS MODIFIED BY SECTION 3(42) OF ERISA ("PLAN ASSET  REGULATIONS"),  UNLESS THE
DEPOSITOR,  THE TRUSTEE AND THE MASTER  SERVICER ARE PROVIDED  WITH AN OPINION
OF COUNSEL  WHICH  ESTABLISHES  TO THE  SATISFACTION  OF THE TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT
CONSTITUTE OR RESULT IN ANY PROHIBITED  TRANSACTION  UNDER TITLE I OF ERISA OR
SECTION  4975 OF THE CODE  AND WILL NOT  SUBJECT  THE  DEPOSITOR,  THE  MASTER
SERVICER,  THE  TRUSTEE  OR THE  TRUST  FUND TO ANY  OBLIGATION  OR  LIABILITY
(INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER TITLE I OF ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION
OF COUNSEL  SHALL NOT BE AN EXPENSE OF. THE  DEPOSITOR,  THE MASTER  SERVICER,
THE TRUSTEE OR THE TRUST FUND.

Class SB-[ ] Subordinate                 Certificate No. ___

Date of Pooling and Servicing Agreement  Percentage Interest: _____%
and Cut-off Date:
___________ 1, ____

First Distribution Date:                 Aggregate Initial Notional Principal
___________ 25, ____                     Balance of the Class SB-[ ]
                                         Certificates:
                                         $____________

Master Servicer:                         Initial Notional Balance
Residential Funding Company, LLC         of this Class SB-2 Certificate:
                                         $____________

Maturity Date:                           CUSIP: ____________
___________ 25, ____

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                              Series _____-____

            evidencing a percentage  interest in any distributions
            allocable  to  the  Class  SB-[  ]  Certificates  with
            respect to the Trust Fund  consisting  primarily  of a
            pool  of  [one-  to  four-family  residential,  hybrid
            adjustable-rate  first  lien  mortgage  loans  with  a
            negative  amortization  feature]  formed  and  sold by
            RESIDENTIAL ACCREDIT LOANS, INC.

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not represent an obligation  of or interest in  Residential  Accredit
Loans,  Inc.,  the Master  Servicer,  the  Trustee  referred  to below or GMAC
Mortgage Group, LLC or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage  Loans are guaranteed or insured by any  governmental agency or instrumentality  or by Residential  Accredit Loans, Inc., the Master
Servicer,  the Trustee or GMAC Mortgage Group, LLC or any of their affiliates.
None of the Depositor,  the Master  Servicer,  GMAC Mortgage Group, LLC or any
of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This  certifies  that  PRAMWAVE  & CO.  is the  registered  owner of the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [one- to  four-family  adjustable  rate first  lien  mortgage  loans]  (the
"Mortgage  Loans"),  sold by Residential  Accredit  Loans,  Inc.  (hereinafter called the  "Depositor,"  which term includes any  successor  entity under the
Agreement  referred  to  below).  The Trust  Fund was  created  pursuant  to a
Pooling and Servicing  Agreement  dated as specified  above (the  "Agreement")
among the Depositor,  the Master Servicer and  _____________,  as trustee (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount of interest  and  principal,  if any,  required to be  distributed  to Holders of
Class SB-[ ] Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose.  The Notional  Amount of this Class
SB-[ ]  Certificate  as of any date of  determination  will be  calculated  as described  in the  Agreement.  This  Class  SB-[  ]  Certificate  will  accrue interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued Certificate  Interest in the Agreement.  This Class SB-[
] Certificate will not accrue interest on its Certificate Principal Balance.

      No  transfer of this Class SB-[ ]  Certificate  will be made unless such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee  or the  Depositor  may  require an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made  pursuant to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute  of any state and (ii) the  transferee  shall  execute  an  investment letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  Federal  and state laws.

      No transfer of this  Certificate or any interest herein shall be made to any Plan subject to Title I of ERISA or Section  4975 of the Code,  any Person
acting,  directly  or  indirectly,  on behalf  of any such Plan or any  Person acquiring  such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor  regulation  promulgated at 29 C.F.R.ss.2510.3-101, as modified by Section 3(42) of ERISA ("Plan Asset  Regulations"),  unless the
Depositor,  the Trustee and the Master  Servicer are provided  with an Opinion of Counsel  which  establishes  to the  satisfaction  of the Trustee  that the purchase of this  Certificate is permissible  under  applicable  law, will not constitute or result in any prohibited  transaction  under Title I of ERISA or
Section  4975 of the Code  and will not  subject  the  Depositor,  the  Master
Servicer,  the  Trustee  or the  Trust  Fund to any  obligation  or  liability
(including  obligations or liabilities  under Title I of ERISA or Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Master Servicer, the
Trustee or the Trust Fund.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated as Mortgage  Asset-Backed  Pass-Through
Certificates of the Series  specified hereon (herein  collectively  called the
"Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of Certificates  affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the  offices or  agencies  appointed  by the  Trustee,  duly  endorsed  by, or accompanied by an assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly  authorized in  writing,  and  thereupon  one  or  more  new  Certificates  of  authorized denominations  evidencing  the same Class and  aggregate  Percentage  Interest will be issued to the designated transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  neither  the
Depositor,  the Master  Servicer,  the  Trustee  nor any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Master  Servicer from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans,  thereby effecting early retirement of the Certificates.  The Agreement permits,  but does not require, the Master Servicer (i) to purchase,  at a price determined as provided in the
Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any Mortgage  Loan or (ii) to  purchase in whole,  but not in part,  all of the Certificates from the Holders thereof,  provided, that any such option may only be exercised if the Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the  Distribution  Date upon which the  proceeds of any such  purchase  are distributed is less than ten percent of the Cut-off Date Principal  Balance of the Mortgage Loans.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                           [Signature Page Follows]

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                              [_________________________],
                                      as Trustee

                                    By: _____________________________________
                                         Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                    [___________________________],
                                         as Certificate Registrar

                                    By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s) unto ______________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                        ___________________________________
Dated: _______________                  Signature by or on behalf of assignor

                                         ___________________________________
                                         Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available   funds   to   ____________________________   for   the   account   of
________________________  account  number  _________________,  or,  if mailed by check, to ________________________________.

     Applicable        statements        should        be        mailed       to
_________________________________________.

            This  information  is provided by ________________________________, the assignee named above, or __________________________________ , as its agent.

                                  EXHIBIT D

                         FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A NON-UNITED  STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE
DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986 (THE "CODE").

NO  TRANSFER  OF  THIS  CERTIFICATE  MAY BE  MADE TO ANY  PERSON,  UNLESS  THE
TRANSFEREE PROVIDES EITHER A CERTIFICATION  PURSUANT TO SECTION 5.02(e) OF THE
AGREEMENT  OR AN OPINION  OF  COUNSEL  SATISFACTORY  TO THE  TRUSTEE  THAT THE
PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR RESULT IN A NON-EXEMPT
PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND
WILL NOT  SUBJECT  THE MASTER  SERVICER,  THE  COMPANY  OR THE  TRUSTEE TO ANY
OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE
ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER
SERVICER  AND THE  TRUSTEE  THAT (1)  SUCH  TRANSFEREE  IS NOT (A) THE  UNITED
STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY  POSSESSION OF THE
UNITED  STATES,  OR ANY  AGENCY  OR  INSTRUMENTALITY  OF ANY OF THE  FOREGOING
(OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A  CORPORATION  IF  ALL  OF  ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT), (B) A FOREIGN
GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE) WHICH IS EXEMPT FROM THE
TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO
THE TAX  IMPOSED  BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE
CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY
SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E)
BEING HEREIN  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT
OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE
THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON
SHALL NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,
INCLUDING,   BUT  NOT  LIMITED  TO,  THE  RECEIPT  OF  DISTRIBUTIONS  ON  THIS
CERTIFICATE.   EACH  HOLDER  OF  THIS   CERTIFICATE   BY  ACCEPTANCE  OF  THIS
CERTIFICATE  SHALL BE  DEEMED  TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Certificate No.                          [      ]% Pass-Through Rate

Class R Senior                           Aggregate Initial Certificate
                                         Principal Balance of the
Date of Pooling and Servicing            Class R Certificates:
Agreement and Cut-off Date:              $100.00
___________ 1, ____
                                         Initial Certificate Principal
First Distribution Date:                 Balance of this Certificate:
_________ 25, ____                       $

Master Servicer:                         Percentage Interest:
Residential Funding Company, LLC                       %

Assumed Final Distribution Date:         CUSIP 76110F-
___________ 25, ____

               MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                               SERIES ____-___

      evidencing a percentage  interest in any  distributions  allocable to the  Class  R  Certificates  with  respect  to the  Trust  Fund
      consisting   primarily  of  a  pool  of   [conventional   one-  to
      four-family  fixed interest rate first mortgage  loans] formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

            This Certificate is payable solely from the assets of the Trust
Fund, and does not represent an obligation of or interest in Residential
Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans,
Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, LLC or any of
their affiliates.  None of the Company, the Master Servicer, GMAC Mortgage
Group, LLC or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that ____________  is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates,
both as specified above) in certain distributions with respect to the Trust
Fund consisting primarily of a pool of [conventional one- to four-family fixed interest rate first mortgage loans] (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company,"
which term includes any successor entity under the Agreement referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement dated as specified above (the "Agreement") among the Company, the
Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which
Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business
Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this
Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this
Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that
(i) each person holding or acquiring any Ownership Interest in this
Certificate must be a United States Person and a Permitted Transferee, (ii)
the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted
Transferee, (iii) any attempted or purported transfer of any Ownership
Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted
Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this
Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this
Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose.  The Initial
Certificate Principal Balance of this Certificate is set forth above.  The
Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.  Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this
Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class R Certificate will be made unless the
Trustee has received either (i) an opinion of counsel addressed to the
Trustee, the Company and the Master Servicer, acceptable to and in form and substance satisfactory to the Trustee with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as
amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code")
and stating, among other things, that the transferee's acquisition of a Class
R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a
representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a
"Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of
Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement.  In the event Master
Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the
Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial
Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the
rights of the Certificateholders under the Agreement at any time by the
Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the
Percentage Interests of each Class of Certificates affected thereby.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the
Certificate.  The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the
Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new
Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement.
As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate
Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the
Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage
Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage
Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates.  The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the
Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

            Reference is hereby made to the further provisions of this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                              [_________________________],
                                      as Trustee

                                    By: _____________________________________
                                         Authorized Signatory

                        CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-     Certificates referred to in the
within-mentioned Agreement.

                                    [___________________________],
                                         as Certificate Registrar

                                    By: _________________________________
                                         Authorized Signatory

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s) unto ______________________________________________________________

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage  Asset-Backed
Pass-Through  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We)  further  direct the  Certificate  Registrar to issue a new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

                                        ___________________________________
Dated: _______________                  Signature by or on behalf of assignor

                                         ___________________________________
                                         Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

            The  assignee   should  include  the  following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available   funds   to   ____________________________   for   the   account   of
________________________  account  number  _________________,  or,  if mailed by check, to ________________________________.

     Applicable        statements        should        be        mailed       to
_________________________________________.

            This  information  is provided by ________________________________, the assignee named above, or __________________________________ , as its agent.

                                  EXHIBIT E

                       FORM OF SELLER/SERVICER CONTRACT

      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this
______________ day of _____________________, 20 _____________ , by and between
Residential Funding Company, LLC, its successors and assigns ("Residential
Funding") and _________________________________________________________ (the
"Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service
Loans for, Residential Funding, and Residential Funding desires to purchase
Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the
Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time
(together, the "Guides").

      NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.          INCORPORATION OF GUIDES BY REFERENCE.

      The Seller/Servicer acknowledges that it has received and read the
Guides.  All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties;
provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing.
Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable.  All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.          AMENDMENTS.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought.  Such a written waiver or amendment must expressly reference this Contract.  However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time.  Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.          REPRESENTATIONS AND WARRANTIES.

a.          Reciprocal Representations and Warranties.

            The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1)   Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is
                  qualified, if necessary, to do business and in good
                  standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its
                  obligations hereunder and under the Guides and under such
                  other agreements.

(2)   This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3)   There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this
                  Contract.

(4)   Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, certificates of
                  formation, limited liability company agreement, mortgage,
                  indenture, indebtedness, agreement, instrument, judgment,
                  decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract.  Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.          Seller/Servicer's Representations, Warranties and Covenants.

            In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified
            Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.          REMEDIES OF RESIDENTIAL FUNDING.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.          SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding.  The Seller/Servicer shall, at all times, act as an independent contractor.

6.          PRIOR AGREEMENTS SUPERSEDED.

      This Contract restates, amends and supersedes any and all prior Seller
Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.          ASSIGNMENT.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential
Funding.  Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or
Loan.

8.          NOTICES.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.  However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

     Attention:
     Telefacsimile Number:  (      )
           -
9.          JURISDICTION AND VENUE.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court.  Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum.  Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.  Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.         MISCELLANEOUS.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract.  All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract.  Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable.  This
Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                         SELLER/SERVICER

[Corporate Seal]

                                              (Name of Seller/Servicer)
By:                             By:
     (Signature)                              (Signature)
By:                             By:
     (Typed Name)                             (Typed Name)
Title:                          Title:
=================================================================================

ATTEST:                         RESIDENTIAL FUNDING COMPANY, LLC
[Corporate Seal]

By:                             By:
     (Signature)                              (Signature)
By:                             By:
     (Typed Name)                             (Typed Name)
Title:                          Title:

                                  EXHIBIT F
                         FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:                   (circle one)

      Mortgage Loan Prepaid in Full       Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

Residential Funding Company, LLC
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Pooling and Servicing
Agreement.

Enclosed Documents:    [ ]  Promissory Note
                       [ ]  Primary Insurance Policy
                       [ ]  Mortgage or Deed of Trust
                       [ ]  Assignment(s) of Mortgage or Deed of Trust
                       [ ]  Title Insurance Policy
                       [ ]  Other:

Name:
Title:
Date:

                                 EXHIBIT G-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                   )
                           )   ss.:
COUNTY OF                  )
            [NAME OF OFFICER], being first duly sworn, deposes and says:

1.          That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates,
Series ____-___, Class R (the "Owner")), a [savings institution]
[corporation] duly organized and existing under the laws of [the State of
                                    ] [the United States], on behalf of which
he makes this affidavit and agreement.

2.          That the Owner (i) is not and will not be a "disqualified
organization" or an electing large partnership as of [date of transfer]
within the meaning of Sections 860E(e)(5) and 775, respectively, of the
Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the
Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the
Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives)
that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.          That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R
Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be
"noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4.          That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.          The Owner is either (i) a citizen or resident of the United
States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a
United States person under any applicable Treasury regulations), (iii) an estate that is described in Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6.          The Owner hereby agrees that it will not cause income from the
Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the
Owner or another United States taxpayer.

7.          That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The
Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8.          That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the
Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9.          That the Owner consents to any additional restrictions or
arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10.         The Owner's Taxpayer Identification Number is__________________.

11.         This affidavit and agreement relates only to the Class R
Certificates held by the Owner and not to any other holder of the Class R
Certificates.  The Owner understands that the liabilities described herein relate only to the Class R Certificates.

12.         That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c)
and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as Exhibit 1.

13.         That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the
Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the
Class R Certificate.

14.         That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15.         The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___________ day of
__________, 200 ___.

                                    [NAME OF OWNER]

                                    By: ___________________________
                                         [Name of Officer]
                                         [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this  __________ day of
                    __________, 200 __.

                                         NOTARY PUBLIC

                                    COUNTY OF ___________________
                                    STATE OF  ___________________
                                    My Commission expires the _________  day of ________, 20__ .

                                  EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98

Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940
(not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the
Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-
1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation.
The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the
Office of Management and Budget, Attn: Desk Officer for the Department
of the Treasury, Office of Information and Regulatory Affairs,
Washington, DC, 20503, with copies to the Internal Revenue Service,
Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC
20224. Comments on the collection of information should be received by
September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue
Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied: (1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation
requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the  "formula test,"  an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future
distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the
REMIC generates losses.
    The notice of proposed rulemaking also contained rules for FASITs.
Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3
I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two-
prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the
Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test.
Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section
11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section
1274(d). This is a change from the proposed regulation and Rev. Proc.
2001-12. In those publications the provision stated that  "present values are computed using a discount rate equal to the applicable
Federal rate prescribed in section 1274(d) compounded semiannually"
and that  "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade or business, substantial funds at such lower rate from an unrelated third party."  The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury
Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and
the Federal short-term rate has been substituted for the applicable
Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August
19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of
FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August
19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities.
This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the
Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5
U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson.
However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *

                                 EXHIBIT G-2

                        FORM OF TRANSFEROR CERTIFICATE

                                       ____  , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

            Re:   Mortgage Asset-Backed Pass-Through
                  Certificates,
                  Series ____-___, Class R

Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer
by                                                                (the
"Seller") to
(the "Purchaser") of $ ______________________________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series
____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the
Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"),
dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Company, LLC, as master servicer
(the "Master Servicer"), and __________________, as trustee (the "Trustee").
All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1.          No purpose of the Seller relating to the transfer of the
Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2.          The Seller understands that the Purchaser has delivered to the
Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1.  The
Seller does not know or believe that any representation contained therein is false.

3.          The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by
Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R
Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4.          The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    (Seller)

                                    By: ______________________________
                                    Name:
                                    Title:

                                  EXHIBIT H

                    FORM OF INVESTOR REPRESENTATION LETTER

                                         ____________ , 20 ___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Company, LLC Series ____-___

            RE:   Mortgage Asset-Backed Pass-Through
                  Certificates,
                  Series ____-___, [Class B-]

Ladies and Gentlemen:

                    _______________ (the"Purchaser") intends to purchase from
_________(the "Seller")$______ Initial Certificate Principal Balance of Mortgage
Asset-Backed Pass-Through Certificates, Series ____-___, Class      (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among
Residential Accredit Loans, Inc., as seller (the "Company"), Residential
Funding Company, LLC, as master servicer (the "Master Servicer"), and
__________________, as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and
Servicing Agreement.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1.          The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b)
            the Company is not required to so register or qualify the
            Certificates, (c) the Certificates may be resold only if
            registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such
            registration and qualification is available, (d) the Pooling and
            Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2.          The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in
            connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3.          The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the
            Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of
            Rule 501(a) promulgated pursuant to the Act.

4.          The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated
                                                  , 20    , relating to the
            Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the
            Purchaser from the Company or the Seller and is relevant to the
            Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the
            Company or the Seller to the satisfaction of the Purchaser.  [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum
            (the "Memorandum") relating to the original sale (the "Original
            Sale") of the Certificates by the Company, the Purchaser
            acknowledges that such Memorandum was provided to it by the
            Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the
            Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the
            Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the
            Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5.          The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any
            Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a)
            through (e) above) would constitute a distribution of any
            Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or
            qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.          The Purchaser

(a)         is not an employee benefit or other plan subject to the
            prohibited transaction provisions of the Employee Retirement
            Income Security Act of 1974, as amended ("ERISA"), or Section
            4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or
            indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor
            ("DOL") regulation at 29 C.F.R.ss.2510.3-101, as modified by
            Section 3(42) of ERISA; or

(b)         is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class
            Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or
(b) above.

                                    Very truly yours,

                                    By: ________________________________
                                    Name:
                                    Title:

                                  EXHIBIT I

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                _________   , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Company, LLC Series ____-___

            Re:   Mortgage Asset-Backed Pass-Through
                  Certificates,
                  Series ____-___, [Class B-]

Ladies and Gentlemen:

            In connection with the sale by _____________ (the "Seller") to
_____________ (the "Purchaser") of $ ______________ Initial Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series
____-___, Class   (the "Certificates"), issued pursuant to the Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of
___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the
"Company"), Residential Funding Company, LLC, as master servicer, and
__________________, as trustee (the "Trustee").  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a)
offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c)
has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that
(as to any of (a) through (e) above) would constitute a distribution of the
Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    (Seller)

                                    By: ___________________________
                                    Name:
                                    Title:

                                  EXHIBIT J

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:

            The undersigned  seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.          In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:  Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the
Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933
Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the
1933 Act.

2.          The Buyer warrants and represents to, and covenants with, the
Seller, the Trustee and the Master Servicer (as defined in the Pooling and
Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among
Residential Funding Company, LLC as Master Servicer, Residential Accredit
Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and
__________________, as trustee, as follows:

(a)         The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b)         The Buyer considers itself a substantial, sophisticated
      institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c)         The Buyer has been furnished with all information regarding the
      Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d)         Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A
      Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule
      144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the
      Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the
      1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e)         The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or
      Annex 2.  The Buyer is aware that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule
      144A, or (ii) pursuant to another exemption from registration under the
      1933 Act.

            [3.   The Buyer

                  [(a)  is not an employee benefit or other plan subject to
      the prohibited transaction provisions of the Employee Retirement Income
      Security Act of 1974, as amended ("ERISA"), or Section 4975 of the
      Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R.ss.2510.3-101, as modified by Section 3(42) of ERISA](1); or

                  (b)   is an insurance company, the source of funds to be
      used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction
      Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under
      Sections I and III of PTCE 95-60.](2)

            4.    This document may be executed in one or more counterparts
      and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this
document as of the date set forth below.

Print Name of Seller                     Print Name of Buyer
By:                                      By:
   Name:                                    Name:
   Title:                                   Title:
Taxpayer Identification                  Taxpayer Identification:
No.                                      No:
Date:                                    Date:

                                                          ANNEX 1 TO EXHIBIT J

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1.          As indicated below, the undersigned is the President, Chief
Financial Officer, Senior Vice President or other executive officer of the
Buyer.

2.          In connection with purchases by the Buyer, the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis
$                                             in securities (except for the
excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A) and (ii) the Buyer satisfies the criteria in the category marked below.

--    Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution),
            Massachusetts or similar business trust, partnership, or
            charitable organization described in Section 501(c)(3) of the
            Internal Revenue Code.

--    Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
            $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

--    Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan
            association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

--    Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

--    Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the
            District of Columbia.

--    State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or
            instrumentality of the State or its political subdivisions, for the benefit of its employees.

--    ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

--    Investment Adviser.   The Buyer is an investment adviser registered
            under the Investment Advisers Act of 1940.

--    SBIC.  The Buyer is a Small Business Investment Company licensed by the
            U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

--    Business Development Company.  The Buyer is a business development company as defined in Section 202(a)(22) of the Investment
            Advisers Act of 1940.

--    Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans
            established and maintained by a State, its political
            subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
            (b) employee benefit plans within the meaning of Title I of the
            Employee Retirement Income Security Act of 1974, but is not a
            trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3.          The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv)
loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4.          For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.          The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the
Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                      Will the Buyer be purchasing the Rule 144A
Yes         No        Securities only for the Buyer's own account?

6.          If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule
144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule
144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule
144A.

7.          The Buyer will notify each of the parties to which this
certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                    Print Name of Buyer

                                    By:___________________________________
                                         Name:
                                         Title:

                                    Date:  _______________________________

                                                          ANNEX 2 TO EXHIBIT J

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8.          As indicated below, the undersigned is the President, Chief
Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a
"qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

9.          In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and
(ii) as marked below, the Buyer alone, or the Buyer's Family of Investment
Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the
Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--    The Buyer owned $ ____________________________________  in securities
            (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

--    The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10.         The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.         The term "securities" as used herein does not include (i)
securities of issuers that are affiliated with the Buyer or are part of the
Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

12.         The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

13.         The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    Print Name of Buyer

                                    By: ______________________________
                                         Name:
                                         Title:

                                    IF AN ADVISER:

                                    Print Name of Buyer

                                    Date:

                                  EXHIBIT K

                 [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                              LIMITED GUARANTY]

                                 ARTICLE XIII

           Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 13.01.  Subordinate Certificate Loss Coverage; Limited
Guaranty.  (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related
Determination Date, the Master Servicer shall determine whether it or any
Sub-Servicer will be entitled to any reimbursement pursuant to Section
4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any
Advances or Sub-Servicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan,  and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

            (b)   Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related
Determination Date, the Master Servicer shall determine whether any Realized
Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses,
Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class
B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B
Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate
Interest that would have been paid for the Class B Certificateholders on such
Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B
Certificates on such Distribution Date due to such Realized Loss or Losses.
Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of Section 4.05.  Excess
Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and
Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c)   Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the
"Amount Available") shall be equal to the lesser of (X)
minus the sum of (i) all previous payments made under subsections (a) and (b)
hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding
Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to Section 13.02.  Residential
Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d)   The Trustee will promptly notify GMAC LLC of any failure of
Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by GMAC
LLC, of Residential Funding's obligation to make payments pursuant to this
Section, in an amount equal to the lesser of (i) the Amount Available and
(ii) such required payments, by delivering to GMAC LLC a written demand for payment by wire transfer, not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

            (e)  All payments made by Residential Funding pursuant to this
Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution
Date for such month to the Class B Certificateholders.

            (f)   The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate
Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains
(subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss
Obligation is for an initial amount not less than the then current Amount
Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss
Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B)
the long term debt obligations of any obligor of any substitute Limited
Guaranty or Subordinate Certificate Loss Obligation (if not supported by the
Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of GMAC LLC as of the date of issuance of the
Limited Guaranty and (b) the rating of the long term debt obligations of GMAC
LLC at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of
(a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B
Certificates by such rating agency.  Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the
Trustee shall reasonably request.  Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited
Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 13.02.  Amendments Relating to the Limited Guaranty.
Notwithstanding Sections 11.01 or 13.01: (i) the provisions of this Article
XIII may be amended, superseded or deleted, (ii) the Limited Guaranty or
Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XIII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any
Certificateholder and without the consent of the Master Servicer or the
Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master
Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential
Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section
11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the
Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss
Obligation), an Opinion of Counsel (which need not be an opinion of
Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.  A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 13.02.

                                  EXHIBIT L

                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

                       RESIDENTIAL ACCREDIT LOANS, INC.

               Mortgage Asset-Backed Pass-Through Certificates
                               Series ____-___

                                                        _________ , 200

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

Ladies and Gentlemen:

            WHEREAS, Residential Funding Company, LLC, a Delaware limited liability company ("Residential Funding"), an indirect wholly-owned subsidiary of GMAC LLC, a Delaware limited liability company ("GMAC"), plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing
Agreement"), among Residential Accredit Loans, Inc. (the "Company"),
Residential Funding and __________________ (the "Trustee") as amended by
Amendment No.        thereto, dated as of                 , with respect to
the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the
"Certificates"); and

            WHEREAS, pursuant to Section 13.01 of the Servicing Agreement,
Residential Funding agrees to make payments to the Holders of the Class B
Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.          Provision of Funds.  (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to
Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by
Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 13.01 of the Servicing Agreement.

            (b)   The agreement set forth in the preceding clause (a) shall
be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance.  Notwithstanding the foregoing, GMAC's obligations under clause
(a) shall terminate upon the earlier of (x) substitution for this Limited
Guaranty pursuant to Section 13.01(f) of the Servicing Agreement, or (y) the
termination of the Trust Fund pursuant to the Servicing Agreement.

2.          Waiver.  GMAC hereby waives any failure or delay on the part of
Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3.          Modification, Amendment and Termination.  This Limited Guaranty
may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 13.02 of the Servicing Agreement.  The obligations of
GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4.          Successor.  Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.          Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.          Authorization and Reliance.  GMAC understands that a copy of this
Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7.          Definitions.  Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8.          Counterparts.  This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GMAC LLC

                                    By:  ___________________________
                                    Name:
                                    Title:

Acknowledged by:

__________________,
   as Trustee

By: ___________________________
Name:
Title:

RESIDENTIAL ACCREDIT LOANS, INC.

By: ___________________________
Name:
Title:

                                  EXHIBIT M

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                  ___________, 20

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Company, LLC Series ____-___

            Re:   Mortgage Asset-Backed Pass-Through
                  Certificates, Series ____-___ Assignment
                  of Mortgage Loan

Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by  _______________ (the "Trustee") to_____________________ (the "Lender") of
________________________________  (the "Mortgage Loan") pursuant to Section
3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of ___________ 1, ____ among Residential Accredit
Loans, Inc., as seller (the "Company"), Residential Funding Company, LLC, as
Master Servicer, and the Trustee.  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement.  The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i)         the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii)        the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii)       the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv)        such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,

                                    (Lender)

                                    By: ________________________________
                                    Name:
                                    Title:

                                  EXHIBIT N

                         FORM OF REQUEST FOR EXCHANGE

                                                                        [DATE]

__________________
__________________
__________________

            Re:   Residential Accredit Loans, Inc.,
                  Mortgage Asset-Backed Pass-Through
                  Certificates,
                  Series ____-___

            Residential Funding Company, LLC, as the Holder of a ____%
Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the
Subclasses referred to below:

1.    [Interest Only/Class A-V]-   Certificates, corresponding to the
                  following Uncertificated REMIC Regular Interests: [List
                  numbers corresponding to the related loans and Pool Strip
                  Rates from the Mortgage Loan Schedule].  The initial
                  Subclass Notional Amount and the Initial Pass-Through Rate
                  on the [Interest Only/Class A-V]-   Certificates will be
                  $ _____________ and  ___________%, respectively.

2.    [Repeat as appropriate.]

            The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the
[Interest Only/Class A-V][-1] Certificates surrendered for exchange.

            All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of
___________ 1, ____, among Residential Accredit Loans, Inc., Residential
Funding Company, LLC and __________________, as trustee.

                                    RESIDENTIAL FUNDING COMPANY, LLC

                                    By: ____________________________
                                    Name:
                                    Title:

                                  EXHIBIT O

                       Form of Form 10-K Certification

      I, [identify the certifying individual], certify that:

      1.    I have reviewed this report on Form 10-K and all reports on Form
10-D required to be filed in respect of the period covered by this report on
Form 10-K of the trust (the "Exchange Act periodic reports") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of
Pooling and Servicing Agreement dated ____________________ (together, the
"P&S Agreement") among Residential Accredit Loans, Inc., Residential Funding
Company, LLC (the "Master Servicer") and [Name of Trustee] (the "Trustee");

      2.    Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3.    Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

      4.    I am responsible for reviewing the activities performed by the
Master Servicer and based on my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under
Item 1123 of Regulation AB, and except a disclosed in the Exchange Act periodic reports, the Master Servicer has fulfilled its obligations under the
P&S Agreement; and

      5.    All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of
Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

      In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the
Trustee].

Date:_______________________

____________________________*
[Signature]
[Title:]

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                  EXHIBIT P

           [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

      The  undersigned,  a Responsible  Officer of [_________] (the "Trustee")
certifies that:

      (a)   The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing
Agreement dated as of [_________], 20[__] (the "Agreement") by and among
[__________], as depositor, Residential Funding Company, LLC, as Master
Servicer, and the Trustee in accordance with the standards set forth therein.

      (b)   Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the  Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.]

                                          Name:_____________________________
                                          Title:

                                  EXHIBIT Q

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number

Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term

Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance  Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification

Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                  EXHIBIT R

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable
Servicing Criteria":

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                                                                APPLICABLE
                                                                 SERVICING
                     SERVICING CRITERIA                          CRITERIA
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  REFERENCE                      CRITERIA
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                     GENERAL SERVICING CONSIDERATIONS
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1122(d)(1)(i) Policies and procedures are instituted to
              monitor any performance or other triggers and
              events of default in accordance with the
              transaction agreements.
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1122(d)(1)(ii)If any material servicing activities are
              outsourced to third parties, policies and
              procedures are instituted to monitor the third
              party's performance and compliance with such
              servicing activities.
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1122(d)(1)(iiiAny requirements in the transaction agreements to maintain a back-up servicer for the pool
              assets are maintained.
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1122(d)(1)(iv)A fidelity bond and errors and omissions
              policy is in effect on the party participating
              in the servicing function throughout the
              reporting period in the amount of coverage
              required by and otherwise in accordance with
              the terms of the transaction agreements.
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                    CASH COLLECTION AND ADMINISTRATION
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1122(d)(2)(i) Payments on pool assets are deposited into the    |X| (as to
              appropriate custodial bank accounts and           accounts held
              related bank clearing accounts no more than       by Trustee)
              two business days following receipt, or such
              other number of days specified in the
              transaction agreements.
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1122(d)(2)(ii)Disbursements made via wire transfer on behalf    |X| (as to
              of an obligor or to an investor are made only     investors only)
              by authorized personnel.
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1122(d)(2)(iiiAdvances of funds or guarantees regarding
              collections, cash flows or distributions, and
              any interest or other fees charged for such
              advances, are made, reviewed and approved as
              specified in the transaction agreements.
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              The related accounts for the transaction, such
              as cash reserve accounts or accounts
              established as a form of                          |X| (as to
              overcollateralization, are separately             accounts held
              maintained (e.g., with respect to commingling     by Trustee)
              of cash) as set forth in the transaction
1122(d)(2)(iv)agreements.
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1122(d)(2)(v) Each custodial account is maintained at a
              federally insured depository institution as
              set forth in the transaction agreements. For
              purposes of this criterion, "federally insured
              depository institution" with respect to a
              foreign financial institution means a foreign
              financial institution that meets the
              requirements of Rule 13k-1(b)(1) of the
              Securities Exchange Act.
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1122(d)(2)(vi)Unissued checks are safeguarded so as to
              prevent unauthorized access.
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1122(d)(2)(viiReconciliations are prepared on a monthly
              basis for all asset-backed securities related
              bank accounts, including custodial accounts
              and related bank clearing accounts. These
              reconciliations are (A) mathematically
              accurate; (B) prepared within 30 calendar days
              after the bank statement cutoff date, or such
              other number of days specified in the
              transaction agreements; (C) reviewed and
              approved by someone other than the person who
              prepared the reconciliation; and (D) contain
              explanations for reconciling items. These
              reconciling items are resolved within 90
              calendar days of their original
              identification, or such other number of days
              specified in the transaction agreements.
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                    INVESTOR REMITTANCES AND REPORTING
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1122(d)(3)(i) Reports to investors, including those to be
              filed with the Commission, are maintained in
              accordance with the transaction agreements and
              applicable Commission requirements.
              Specifically, such reports (A) are prepared in
              accordance with timeframes and other terms set
              forth in the transaction agreements; (B)
              provide information calculated in accordance
              with the terms specified in the transaction
              agreements; (C) are filed with the Commission
              as required by its rules and regulations; and
              (D) agree with investors' or the trustee's
              records as to the total unpaid principal
              balance and number of pool assets serviced by
              the servicer.
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1122(d)(3)(ii)Amounts due to investors are allocated and            |X|
              remitted in accordance with timeframes,
              distribution priority and other terms set
              forth in the transaction agreements.
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              Disbursements made to an investor are posted
              within two business days to the servicer's
              investor records, or such other number of days        |X|
1122(d)(3)(iiispecified in the transaction agreements.
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              Amounts remitted to investors per the investor
              reports agree with cancelled checks, or other         |X|
1122(d)(3)(iv)form of payment, or custodial bank statements.
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                         POOL ASSET ADMINISTRATION
------------------------------------------------------------------------------
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1122(d)(4)(i) Collateral or security on pool assets is
              maintained as required by the transaction
              agreements or related asset pool documents.
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              Pool assets and related documents are
              safeguarded as required by the transaction
1122(d)(4)(ii)agreements
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1122(d)(4)(iiiAny additions, removals or substitutions to
              the asset pool are made, reviewed and approved
              in accordance with any conditions or
              requirements in the transaction agreements.
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1122(d)(4)(iv)Payments on pool assets, including any
              payoffs, made in accordance with the related
              pool asset documents are posted to the
              servicer's obligor records maintained no more
              than two business days after receipt, or such
              other number of days specified in the
              transaction agreements, and allocated to
              principal, interest or other items (e.g.,
              escrow) in accordance with the related pool
              asset documents.
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1122(d)(4)(v) The servicer's records regarding the pool
              assets agree with the servicer's records with
              respect to an obligor's unpaid principal
              balance.
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1122(d)(4)(vi)Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan
              modifications or re-agings) are made, reviewed
              and approved by authorized personnel in
              accordance with the transaction agreements and
              related pool asset documents.
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1122(d)(4)(viiLoss mitigation or recovery actions (e.g.,
              forbearance plans, modifications and deeds in
              lieu of foreclosure, foreclosures and
              repossessions, as applicable) are initiated,
              conducted and concluded in accordance with the
              timeframes or other requirements established
              by the transaction agreements.
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1122(d)(4)(viiRecords documenting collection efforts are
              maintained during the period a pool asset is
              delinquent in accordance with the transaction
              agreements. Such records are maintained on at
              least a monthly basis, or such other period
              specified in the transaction agreements, and
              describe the entity's activities in monitoring
              delinquent pool assets including, for example,
              phone calls, letters and payment rescheduling
              plans in cases where delinquency is deemed
              temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)Adjustments to interest rates or rates of
              return for pool assets with variable rates are
              computed based on the related pool asset
              documents.
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1122(d)(4)(x) Regarding any funds held in trust for an
              obligor (such as escrow accounts): (A) such
              funds are analyzed, in accordance with the
              obligor's pool asset documents, on at least an
              annual basis, or such other period specified
              in the transaction agreements; (B) interest on
              such funds is paid, or credited, to obligors
              in accordance with applicable pool asset
              documents and state laws; and (C) such funds
              are returned to the obligor within 30 calendar
              days of full repayment of the related pool
              asset, or such other number of days specified
              in the transaction agreements.
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1122(d)(4)(xi)Payments made on behalf of an obligor (such as tax or insurance payments) are made on or
              before the related penalty or expiration
              dates, as indicated on the appropriate bills
              or notices for such payments, provided that
              such support has been received by the servicer
              at least 30 calendar days prior to these
              dates, or such other number of days specified
              in the transaction agreements.
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1122(d)(4)(xiiAny late payment penalties in connection with any payment to be made on behalf of an obligor
              are paid from the servicer's funds and not
              charged to the obligor, unless the late
              payment was due to the obligor's error or
              omission.
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------------------------------------------------------------------------------
              Disbursements made on behalf of an obligor are
              posted within two business days to the
              obligor's records maintained by the servicer,
              or such other number of days specified in the
1122(d)(4)(xiitransaction agreements.
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1122(d)(4)(xivDelinquencies, charge-offs and uncollectible
              accounts are recognized and recorded in
              accordance with the transaction agreements.
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              Any external enhancement or other support,
              identified in Item 1114(a)(1) through (3) or
              Item 1115 of Regulation AB, is maintained as          |X|
1122(d)(4)(xv)set forth in the transaction agreements.
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(1) Only paragraph (a) for Class P Certificates.

(2) Class B Certificateholders may represent to either (a) or (b).